OMB APPROVAL
OMB Number:	3235-0578
Expires:	March 31, 2019
Estimated average burden
hours per response:	10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 5/31/18

Item 1. Schedule of Investments.

Invesco American Franchise Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-AMFR-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.16%

Aerospace & Defense–3.86%

Airbus S.E. (France)	691,721	$79,373,715
BAE Systems PLC (United Kingdom)	15,675,234	133,212,299
Boeing Co. (The)	191,530	67,449,205
Raytheon Co.	668,196	139,987,062
		420,022,281

Agricultural & Farm Machinery–0.36%

Deere & Co.	260,764	38,986,826

Airlines–0.05%

Southwest Airlines Co.	106,929	5,461,933

Application Software–3.90%

Adobe Systems Inc. (b)	556,654	138,762,709
salesforce.com, inc. (b)	2,211,160	285,969,323
		424,732,032

Biotechnology–2.10%

Alexion Pharmaceuticals, Inc. (b)	876,867	101,830,565
BioMarin Pharmaceutical Inc. (b)	764,416	69,057,342
Celgene Corp. (b)	729,258	57,378,019
		228,265,926

Cable & Satellite–1.09%

Altice USA, Inc. -Class A (b)(c)	1,179,699	23,074,912
Charter Communications, Inc. -Class A (b)	367,519	95,937,160
		119,012,072

Casinos & Gaming–0.37%

MGM Resorts International	1,285,268	40,421,679

Commodity Chemicals–0.57%

LyondellBasell Industries N.V. -Class A	553,258	62,031,287

Communications Equipment–1.37%

Palo Alto Networks, Inc. (b)	719,813	149,785,887

Consumer Electronics–1.94%

Sony Corp. (Japan)	4,487,000	211,594,742

Data Processing & Outsourced Services–7.02%

Mastercard Inc. -Class A	1,923,862	365,764,643
PayPal Holdings, Inc. (b)	1,737,568	142,602,206
Visa Inc. -Class A	1,965,460	256,924,931
		765,291,780

Diversified Banks–0.40%

Wells Fargo & Co.	807,443	43,593,848

	Shares	Value

Diversified Support Services–0.81%

Cintas Corp.	481,175	$87,694,144

Environmental & Facilities Services–1.15%

Republic Services, Inc.	1,850,350	124,769,100

Financial Exchanges & Data–1.60%

London Stock Exchange Group PLC (United Kingdom)	1,577,677	93,877,788
S&P Global Inc.	409,036	80,784,610
		174,662,398

Health Care Equipment–2.37%

Intuitive Surgical, Inc. (b)	223,403	102,691,657
Stryker Corp.	894,881	155,727,192
		258,418,849

Home Entertainment Software–8.35%

Activision Blizzard, Inc.	4,232,610	300,134,375
Electronic Arts Inc. (b)	2,578,080	337,496,453
Nintendo Co., Ltd. (Japan)	661,400	272,311,885
		909,942,713

Home Improvement Retail–3.40%

Home Depot, Inc. (The)	390,519	72,851,319
Lowe’s Cos., Inc.	3,128,063	297,197,266
		370,048,585

Hotels, Resorts & Cruise Lines–2.09%

Norwegian Cruise Line Holdings Ltd. (b)	1,116,000	58,411,440
Royal Caribbean Cruises Ltd.	1,612,883	169,320,457
		227,731,897

Industrial Gases–0.53%

Air Products and Chemicals, Inc.	355,829	57,434,359

Industrial Machinery–0.57%

Stanley Black & Decker Inc.	442,891	61,668,143

Integrated Oil & Gas–0.95%

Occidental Petroleum Corp.	1,232,740	103,796,708

Internet & Direct Marketing Retail–12.09%

Amazon.com, Inc. (b)	628,003	1,023,406,249
Booking Holdings Inc. (b)	61,038	128,724,259
Netflix, Inc. (b)	472,116	165,995,986
		1,318,126,494

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

	Shares	Value

Internet Software & Services–17.19%

Alibaba Group Holding Ltd. -ADR (China)(b)	2,301,662	$455,752,093
Alphabet Inc. -Class A (b)	711,530	782,683,000
Facebook, Inc. -Class A (b)	3,309,799	634,753,252
		1,873,188,345

Investment Banking & Brokerage–0.95%

Charles Schwab Corp. (The)	686,918	38,206,379
Morgan Stanley	1,304,161	65,390,633
		103,597,012

Life Sciences Tools & Services–1.70%

IQVIA Holdings Inc. (b)	755,527	74,744,286
Thermo Fisher Scientific, Inc.	531,153	110,623,235
		185,367,521

Managed Health Care–3.91%

Anthem, Inc.	228,966	50,697,652
UnitedHealth Group Inc.	1,556,126	375,819,990
		426,517,642

Movies & Entertainment–0.56%

Vivendi S.A. (France)	2,409,253	60,614,473

Oil & Gas Exploration & Production–0.59%

Parsley Energy, Inc. -Class A (b)	2,191,286	64,599,111

Oil & Gas Refining & Marketing–1.47%

Andeavor	1,109,317	160,218,654

Packaged Foods & Meats–1.30%

Mondelez International, Inc. -Class A	1,444,205	56,713,930
Tyson Foods, Inc. -Class A	1,251,435	84,434,320
		141,148,250

Pharmaceuticals–1.10%

Allergan PLC	106,202	16,015,262
Zoetis Inc.	1,243,503	104,081,201
		120,096,463

Railroads–0.48%

Canadian Pacific Railway Ltd. (Canada)	272,028	52,444,278

Semiconductor Equipment–2.34%

Applied Materials, Inc.	1,900,559	96,510,386
ASML Holding N.V. -New York Shares (Netherlands)(c)	806,560	158,610,024
		255,120,410

Semiconductors–1.54%

Broadcom Inc.	497,931	125,513,467
NVIDIA Corp.	167,985	42,364,137
		167,877,604

	Shares	Value

Specialized REITs–0.15%

American Tower Corp. -Class A	119,962	$16,599,142

Specialty Chemicals–0.93%

Sherwin-Williams Co. (The)	267,049	101,278,333

Systems Software–3.60%

Microsoft Corp.	3,337,806	329,908,745
ServiceNow, Inc. (b)	347,912	61,792,650
		391,701,395

Technology Hardware, Storage & Peripherals–3.08%

Apple Inc.	1,793,086	335,073,981

Tobacco–1.33%

Philip Morris International Inc.	1,823,877	145,071,177
Total Common Stocks & Other Equity Interests (Cost $6,029,864,974)		10,804,007,474

Money Market Funds–0.77%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (d)	29,398,960	29,398,960
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (d)	20,995,536	20,999,735
Invesco Treasury Portfolio –Institutional Class, 1.64% (d)	33,598,812	33,598,811
Total Money Market Funds (Cost $83,997,125)		83,997,506
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $6,113,862,099)		10,888,004,980

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.30%

Invesco Government & Agency Portfolio - Institutional Class, 1.64% (Cost $32,950,412)(d)(e)	32,950,412	32,950,412
TOTAL INVESTMENTS IN SECURITIES–100.23% (Cost $6,146,812,511)		10,920,955,392
OTHER ASSETS LESS LIABILITIES–(0.23)%		(25,389,121)
NET ASSETS–100.00%		$10,895,566,271

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

Investment Abbreviations:

ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2018.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco American Franchise Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco American Franchise Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco American Franchise Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$10,240,727,132	$563,280,342	$—	$10,804,007,474
Money Market Funds	116,947,918	—	—	116,947,918
Total Investments	$10,357,675,050	$563,280,342	$—	$10,920,955,392

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	MS-CTFI-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–109.23%

California–106.77%

ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$550,204
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (a)(b)	7.63%	01/01/2020	1,575	1,719,900
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(d)	0.00%	09/01/2020	1,925	1,848,789
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB (a)(b)	5.38%	04/01/2021	2,500	2,756,675
Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.13%	04/01/2019	1,500	1,545,900
Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.25%	04/01/2019	4,685	4,833,140
Series 2009 F-1, Toll Bridge RB(a)(b)(e)	5.25%	04/01/2019	5,205	5,369,582
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,835,911
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	662,023
Series 2017 F-1, Toll Bridge RB(e)	5.00%	04/01/2056	3,465	3,952,526
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,193,828
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/2026	1,465	1,186,621
Series 2009, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/2032	3,045	1,953,459
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS-AGM)(c)	5.50%	08/01/2018	1,090	1,093,335
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, Tobacco Settlement Sub. CAB RB (d)	0.00%	06/01/2055	12,000	620,520
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (d)	0.00%	06/01/2033	1,455	606,764
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,037,406
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,720,847
California (State of) Educational Facilities Authority (Chapman University); Series 2017 B, RB	4.00%	04/01/2047	2,000	2,067,600
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,930,970
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB (a)(b)	6.00%	04/01/2020	2,000	2,157,600
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB (e)	5.25%	04/01/2040	4,520	6,052,732
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB (a)(b)(e)	5.25%	10/01/2018	1,800	1,822,878
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB (a)(b)	5.75%	09/01/2019	500	525,270
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB(a)(b)	6.00%	07/01/2019	500	524,230
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,670,700
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,537,003
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,475,087
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,177,820
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB (a)(b)	5.00%	08/15/2019	1,050	1,094,058
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB(a)(b)	5.25%	07/01/2020	2,950	3,165,084
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,922,892
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	4.00%	11/01/2044	3,270	3,413,357
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2016 B, RB	5.00%	08/15/2055	1,750	1,979,512
Series 2017, RB	4.00%	11/15/2047	560	580,524
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2008, RB(a)(b)	6.50%	10/01/2018	980	996,092
Series 2008, RB(a)(b)	6.50%	10/01/2018	20	20,328

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	$4,000	$4,193,160
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,117,430
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB (a)(b)	5.25%	11/15/2021	2,000	2,238,860
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB(a)(b)	5.50%	08/15/2020	1,000	1,083,170
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,476,970
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,095,020
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,235,977
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB (f)	5.00%	11/01/2046	1,000	1,072,250
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,320,228
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,552,330
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,624,650
Series 2017 A, Ref. Sr. Mobile Home Park RB	4.00%	08/15/2037	1,055	1,074,486
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,519,325
California (State of) Municipal Finance Authority (Eisenhower Medical Center); Series 2010 A, RB(a)(b)	5.50%	07/01/2020	1,000	1,076,930
Series 2010 A, RB(a)(b)	5.75%	07/01/2020	1,500	1,623,000
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,109,170
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB(a)(b)	5.75%	01/01/2022	1,315	1,495,023
Series 2017 B, Ref. RB	5.00%	01/01/2042	1,000	1,131,550
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	688,566
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	682,302
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB (a)(b)	6.13%	06/01/2020	1,000	1,087,320
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (f)(g)	5.00%	07/01/2037	3,000	3,208,260
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (g)	3.00%	11/01/2025	1,500	1,521,930
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,191,240
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,382,770
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	840	943,076
Series 2015, School Facility RB(f)	5.00%	07/01/2045	1,265	1,369,780
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. Charter School RB(f)	5.00%	08/01/2045	1,000	1,079,090
Series 2016, Ref. Charter School RB(f)	5.00%	08/01/2046	750	808,830
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB (f)	5.00%	08/01/2045	1,500	1,599,225
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB(f)	5.00%	07/01/2045	500	545,320
Series 2017 A, RB(f)	5.00%	07/01/2037	590	660,723
Series 2017 A, RB(f)	5.00%	07/01/2047	370	411,000
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	881,911
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,563,469

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	$820	$893,415
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,103,780
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	5.13%	11/01/2023	715	764,535
Series 2017 A, Ref. RB(f)	5.00%	11/01/2041	875	948,001
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,794,561
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	2,015	2,260,568
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM)(c)	5.25%	10/01/2043	600	669,900
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	830,962
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,398,070
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (f)	5.00%	06/01/2046	1,000	1,059,400
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,637,370
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (a)(b)	6.75%	08/01/2019	445	471,451
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(f)	6.25%	11/15/2019	880	918,430
Series 2009, Senior Living RB(f)	7.25%	11/15/2041	500	535,465
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,077,470
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,138,820
Series 2017, Student Housing RB	5.00%	05/15/2047	1,500	1,693,665
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB (d)	0.00%	06/01/2046	8,000	1,360,560
California (State of); Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,167,600
Series 2009, Various Purpose Unlimited Tax GO Bonds(a)(b)	6.00%	04/01/2019	440	456,610
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,856,767
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	810	838,731
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,228,090
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,681,133
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,729,900
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,114,450
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,143,170
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,604,763
Series 2017, Various Purpose Unlimited Tax GO Bonds(e)	5.00%	11/01/2047	3,400	3,999,454
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,125,170
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,775,947
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,194,180
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,088,990
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,080,780
California Public Finance Authority (Sharp Healthcare); Series 2017 A, Ref. RB	4.00%	08/01/2047	1,000	1,034,000
California State University; Series 2009 A, Systemwide RB(a)(b)	5.25%	05/01/2019	1,000	1,034,520
Series 2012 A, Systemwide RB(e)	5.00%	11/01/2037	6,750	7,476,840

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Cerritos Community College District (Election of 2012); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2043	$1,870	$1,975,711
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL)(c)(d)	0.00%	08/01/2029	735	527,796
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB (a)(b)	5.00%	06/01/2020	2,000	2,134,800
Eden (Township of) Healthcare District; Series 2010, COP (a)(b)	6.13%	06/01/2020	1,000	1,087,320
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (a)(b)	5.50%	06/01/2019	1,000	1,039,530
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (d)	0.00%	08/01/2033	4,430	2,621,984
Emeryville (City of) Public Financing Authority (Alameda County); Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(c)	5.00%	09/01/2032	445	509,182
Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(c)	5.00%	09/01/2033	385	439,096
Series 2014 A, Ref. Tax Allocation RB(INS-AGM)(c)	5.00%	09/01/2034	500	565,015
Escondido Union School District (Election of 2014); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2047	1,690	1,775,953
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,818,072
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM)(c)(d)	0.00%	01/15/2035	2,745	1,433,219
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	902,449
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	991,735
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,147,690
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,189,343
Gilroy Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2029	615	457,954
Series 2009 A, Unlimited Tax CAB GO Bonds(b)(d)	0.00%	08/01/2031	2,235	1,562,287
Series 2009 A, Unlimited Tax CAB GO Bonds(INS-AGC)(c)(d)	0.00%	08/01/2029	4,735	3,322,597
Series 2009 A, Unlimited Tax CAB GO Bonds(INS-AGC)(c)(d)	0.00%	08/01/2031	1,415	915,095
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL)(c)	5.00%	09/01/2024	2,425	2,431,814
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,240	3,256,200
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	4,740	4,740,142
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,239,240
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	784,419
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,312,536
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	1,000	1,151,490
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS-AGM)(c)	5.00%	06/01/2036	1,270	1,454,150
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC)(c)	5.25%	05/01/2023	830	885,693
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,330	1,330,372
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2036	5,000	1,547,900
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/2047	10,000	1,459,400
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ; Series 2014, Special Tax RB	5.00%	09/01/2044	445	480,560
Series 2014, Special Tax RB	5.00%	09/01/2049	445	477,725
Irvine Ranch Water District; Series 2016, Special Assessment RB (e)	5.25%	02/01/2046	4,305	5,110,767
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	554,294
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	556,255
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS-BAM)(c)	5.00%	09/01/2038	3,500	3,865,750
Kern (County of) (Capital Improvments); Series 2009 A, COP (a)(b)	5.75%	02/01/2019	1,000	1,028,390
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,186,320
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,344,895

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	$2,500	$2,638,175
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,773,658
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	673,626
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,654,350
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,058,980
Series 2013, RB(g)	5.00%	05/15/2043	3,000	3,292,710
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,129,920
Los Angeles (City of) Department of Water & Power; Series 2011 A, Power System RB(e)	5.00%	07/01/2022	1,800	1,972,674
Series 2011 A, Waterworks RB	5.25%	07/01/2039	1,500	1,631,610
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,005,980
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (g)	5.00%	08/01/2036	1,000	1,119,410
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds (a)(b)(e)	5.00%	08/01/2018	2,000	2,011,840
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC)(c)(d)	0.00%	08/01/2024	1,265	1,062,689
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	01/01/2034	3,000	3,104,010
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB (e)	5.00%	07/01/2047	3,120	3,639,418
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(c)(d)	0.00%	08/01/2035	940	501,951
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL)(c)	5.00%	10/01/2020	700	700,175
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (a)(b)	5.25%	08/01/2019	1,000	1,042,880
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC)(c)(d)	0.00%	08/01/2031	840	539,036
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds (h)	6.25%	08/01/2043	2,035	1,694,117
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB (a)(b)	7.00%	08/01/2021	1,500	1,740,600
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM)(c)	5.63%	10/01/2034	1,000	1,048,210
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,433,337
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,216,494
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	137,835
Series 2015 A, Special Tax RB	5.25%	08/15/2045	1,855	2,061,109
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, Special Tax RB	5.00%	08/15/2046	2,000	2,197,120
Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds (h)	6.38%	08/01/2045	1,670	1,337,804
Palomar Pomerado Health; Series 2009, COP (a)(b)	6.75%	11/01/2019	2,000	2,143,120
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (a)(b)	5.50%	08/01/2018	1,000	1,006,710
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,075,204
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL)(c)	6.00%	04/01/2019	230	237,119
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,096,600
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL)(c)	5.00%	09/01/2023	1,400	1,403,766
Regents of the University of California; Series 2009 O, General RB(a)(b)(e)	5.75%	05/15/2019	1,050	1,092,714
Series 2009 O, General RB(a)(b)(e)	5.75%	05/15/2019	705	733,679
Series 2016 L, Ref. Medical Center Pooled RB	5.00%	05/15/2041	3,420	3,936,933

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Riverside (City of); Series 2008 B, Water RB(INS-AGM)(c)	5.00%	10/01/2033	$1,000	$1,011,310
Series 2008 D, Electric RB(a)(b)	5.00%	10/01/2018	210	212,430
Series 2008 D, Electric RB(INS-AGM)(c)	5.00%	10/01/2038	1,590	1,606,091
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,107,300
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. Tax Allocation RB(INS-BAM)(c)	4.00%	10/01/2040	500	518,920
Series 2017 A, Ref. Tax Allocation RB(INS-BAM)(c)	5.00%	10/01/2034	1,000	1,154,550
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB (a)(b)	5.00%	06/01/2020	1,500	1,601,100
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,098,520
Sacramento (County of); Series 2008 A, Sr. Airport System RB(a)(b)	5.00%	07/01/2018	1,015	1,017,883
Series 2008 A, Sr. Airport System RB(INS-AGM)(c)	5.00%	07/01/2032	1,000	1,002,840
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,335,300
Series 2018 C, Ref. Sr. Airport System RB(g)	5.00%	07/01/2039	1,685	1,944,406
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,246,800
San Diego (City of) Public Facilities Financing Authority; Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,817,231
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,754,640
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,462,903
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,751,850
San Diego (County of) Regional Airport Authority; Series 2017 B, Sub. Airport RB(g)	5.00%	07/01/2037	1,000	1,143,320
Series 2017 B, Sub. Airport RB(g)	5.00%	07/01/2047	1,500	1,703,580
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (e)	5.00%	04/01/2048	2,980	3,357,298
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (a)(b)(e)	5.25%	08/01/2019	1,500	1,565,205
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds (a)(b)	5.00%	08/01/2021	2,500	2,755,850
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds (h)	6.63%	07/01/2041	1,250	1,078,700
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,038,020
Series 2011 C, Ref. Second Series RB(g)	5.00%	05/01/2023	5,000	5,417,250
Series 2011 G, Ref. Second Series Government Loan Program RB(a)(b)	5.25%	05/03/2021	1,450	1,593,970
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	602,701
Series 2017 A, RB(g)	5.25%	05/01/2042	1,000	1,171,310
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,389,240
San Francisco (City & County of) Public Utilities Commission; Series 2013 B, Wastewater RB	4.00%	10/01/2042	2,000	2,074,720
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB (a)(b)	6.75%	02/01/2021	1,000	1,130,960
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (a)(b)	7.00%	02/01/2021	500	568,715
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,189,119
Series 2016 B, Tax Allocation RB(INS-NATL)(c)	5.00%	08/01/2043	2,100	2,383,962
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	541,855
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds (e)	5.00%	08/01/2047	3,425	4,026,841

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, Sales Tax RB	5.00%	07/01/2036	$730	$807,738
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,744,935
San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,887,309
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,192,600
San Jose (City of) Norman Y Minesta International Airport; Series 2017 A, Ref. Airport RB (g)	5.00%	03/01/2047	1,000	1,129,430
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(d)	0.00%	09/01/2031	3,110	2,102,080
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM)(c)	5.00%	08/01/2030	1,500	1,629,345
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (h)	6.63%	08/01/2042	510	448,214
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,093,140
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,092,890
Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	893,359
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	773,780
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	504,823
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (d)	0.00%	06/01/2036	4,000	1,474,480
Simi Valley Unified School District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds(INS-AGM)(c)(d)	0.00%	08/01/2028	3,480	2,528,290
Series 2007 C, Unlimited Tax CAB GO Bonds(INS-AGM)(c)(d)	0.00%	08/01/2030	2,765	1,863,914
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	970,010
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (e)	5.00%	07/01/2027	8,585	8,893,802
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB(e)	5.25%	07/01/2031	2,100	2,307,816
Series 2011-1, RB(e)	5.25%	07/01/2029	2,100	2,311,113
Southern California Public Power Authority (Natural Gas No. 1); Series 2007 A, Floating Rate RB (3 mo. USD LIBOR + 1.47%) (i)	3.05%	11/01/2038	5,375	5,156,184
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	862,167
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,848,448
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB (a)(b)	5.00%	04/01/2021	1,000	1,092,360
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS-BAM)(c)	5.00%	09/01/2038	3,000	3,358,800
Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC)(c)	5.13%	03/01/2036	1,475	1,506,742
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,142,620
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(c)(d)	0.00%	08/01/2025	2,500	2,024,350
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC)(c)	5.63%	09/01/2039	1,000	1,045,210
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,639,305
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(d)	0.00%	08/01/2024	4,685	4,069,532
				446,985,205

Guam–1.26%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB(a)(b)	5.38%	12/01/2019	1,000	1,052,080
Series 2009 A, Limited Obligation RB(a)(b)	5.63%	12/01/2019	660	696,788
Guam (Territory of) International Airport Authority; Series 2013 C, General RB (g)	6.25%	10/01/2034	1,000	1,130,410
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	807,144
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,557,165
				5,243,587

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–0.21%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	$885	$885,018

Virgin Islands–0.99%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(g)	5.00%	09/01/2029	1,645	1,630,376
Series 2014 A, Ref. RB(g)	5.00%	09/01/2033	1,500	1,440,000
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (f)	5.00%	09/01/2030	1,000	1,066,330
				4,136,706
TOTAL INVESTMENTS IN SECURITIES(j)–109.23% (Cost $430,167,309)				457,250,516
FLOATING RATE NOTE OBLIGATIONS–(10.93)% Notes with interest and fee rates ranging from 1.58% to 1.63% at 05/31/2018 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1D)(k)				(45,745,000)
OTHER ASSETS LESS LIABILITIES–1.70%				7,125,797
NET ASSETS–100.00%				$418,631,313

Investment Abbreviations:

		INS	—Insurer
AGC	—Assured Guaranty Corp.	Jr.	—Junior
AGM	—Assured Guaranty Municipal Corp.	LIBOR	—London Interbank Offered Rate
AMBAC	—American Municipal Bond Assurance Corp.	mo.	—month
BAM	—Build America Mutual Assurance Co.	NATL	—National Public Finance Guarantee Corp.
CAB	—Capital Appreciation Bonds	RB	—Revenue Bonds
Conv.	—Convertible	Ref.	—Refunding
COP	—Certificates of Participation	Sr.	—Senior
GO	—General Obligation	Sub.	—Subordinated
		USD	—U.S. Dollar

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(c)	Principal and/or interest payments are secured by the bond insurance company listed.

(d)	Zero coupon bond issued at a discount.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $15,282,104, which represented 3.65% of the Fund’s Net Assets.

(g)	Security subject to the alternative minimum tax.

(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(j)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.4%
(k)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2018. At May 31, 2018, the Fund’s investments with a value of $72,076,219 are held by TOB Trusts and serve as collateral for the $45,745,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary

                                 Invesco California Tax-Free Income Fund

C.	Country Determination – (continued)

market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described,

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

                                 Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	CPB-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–58.52%

Advertising–0.02%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$945,000	$ 960,356

Aerospace & Defense–0.42%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	119,000	119,595
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	414,000	414,518
7.50%, 03/15/2025(b)	242,000	251,099
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes, 3.38%, 05/15/2023	375,000	376,592
Harris Corp., Sr. Unsec. Notes, 4.40%, 06/15/2028	2,515,000	2,546,072
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	141,000	147,874
L3 Technologies, Inc., Sr. Unsec. Gtd. Global Notes, 3.85%, 12/15/2026	600,000	584,996
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	99,304
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.25%, 01/15/2028	600,000	567,588
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 06/15/2023	4,503,000	4,548,858
4.60%, 06/15/2028	6,569,000	6,629,259
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	55,000	56,238
6.50%, 05/15/2025	926,000	941,649
		17,283,642

Agricultural & Farm Machinery–0.01%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	341,000	343,558

Agricultural Products–0.01%

Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	266,000	275,929

Air Freight & Logistics–0.53%

Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	13,216,000	12,169,108

	Principal Amount	Value

Air Freight & Logistics–(continued)

C.H. Robinson Worldwide, Inc., Sr. Unsec. Global Notes, 4.20%, 04/15/2028	$8,971,000	$ 8,898,173
FedEx Corp., Sr. Unsec. Gtd. Notes, 3.40%, 02/15/2028	795,000	764,538
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	90,000	92,497
		21,924,316

Airlines–4.26%

Air Canada Pass Through Trust (Canada), Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	6,993,000	6,728,000
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	7,443,000	7,164,706
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	7,297,000	7,055,309
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	7,234,076	7,221,597
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	4,992,186	4,832,978
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,692,619	4,406,228
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	3,487,469	3,474,391
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	5,443,762	5,537,749
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	6,581,889	6,487,735
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	9,181,000	8,983,631
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	6,525,000	6,354,553
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.60%, 12/04/2020	8,050,000	7,916,611
2.88%, 03/13/2020	4,744,000	4,718,890
3.40%, 04/19/2021	3,073,000	3,079,000
3.63%, 03/15/2022	7,899,000	7,852,627
3.80%, 04/19/2023	5,445,000	5,413,220
4.38%, 04/19/2028	8,887,000	8,721,559

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Airlines–(continued)

LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	$5,684,064	$ 5,428,281
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	2,391,777	2,321,817
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	16,412,996	16,884,870
United Airlines Pass Through Trust, Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	6,674,000	6,518,116
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	7,370,255	7,065,705
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	11,567,000	11,405,700
Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 09/01/2027	9,170,000	9,296,564
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	11,797,000	11,573,117
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	6,675	7,025
		176,449,979

Alternative Carriers–0.03%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	468,000	481,478
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	122,000	125,660
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	97,000	92,441
5.38%, 05/01/2025	637,000	617,890
		1,317,469

Aluminum–0.02%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	450,000	478,215
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	37,000	36,356
6.25%, 08/15/2024(b)	154,000	156,326
		670,897

	Principal Amount	Value

Apparel Retail–0.17%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	$308,000	$ 295,680
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	6,438,000	6,582,855
6.75%, 07/01/2036	22,000	19,910
6.88%, 11/01/2035	281,000	256,764
		7,155,209

Apparel, Accessories & Luxury Goods–0.01%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	31,000	30,419
4.88%, 05/15/2026(b)	547,000	530,590
		561,009

Asset Management & Custody Banks–0.54%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	2,922,702
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,562,069
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,293,674
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	6,123,157
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	348,000	369,646
		22,271,248

Auto Parts & Equipment–0.03%

Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	414,000	418,657
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	166,000	158,945
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	191,000	180,972
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	66,000	64,433
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	329,018
		1,152,025

Automobile Manufacturers–0.54%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.68%, 01/09/2020	5,468,000	5,432,552

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Automobile Manufacturers–(continued)

General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/2023	$370,000	$ 384,098
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.85%), 04/09/2021(c)	6,385,000	6,424,380
Sr. Unsec. Gtd. Global Notes, 3.55%, 04/09/2021	5,325,000	5,334,632
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,124,000	4,128,039
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	602,000	614,040
		22,317,741

Automotive Retail–0.39%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	83,725
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	468,460
O’Reilly Automotive, Inc., Sr. Unsec. Global Notes, 4.35%, 06/01/2028	14,932,000	14,986,306
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	450,000	444,375
		15,982,866

Biotechnology–0.17%

Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 2.88%, 09/23/2023	7,500,000	7,083,952

Brewers–1.81%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	7,719,000	7,587,137
4.90%, 02/01/2046	5,000,000	5,209,992
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/13/2028	8,360,000	8,346,031
4.38%, 04/15/2038	3,397,000	3,365,441
4.60%, 04/15/2048	2,068,000	2,069,308
Maple Escrow Subsidiary, Inc., Sr. Unsec. Gtd. Notes, 3.55%, 05/25/2021(b)	12,348,000	12,410,428
4.06%, 05/25/2023(b)	8,914,000	8,975,431
4.42%, 05/25/2025(b)	2,315,000	2,338,847
4.60%, 05/25/2028(b)	11,177,000	11,204,887
4.99%, 05/25/2038(b)	4,644,000	4,711,594
5.09%, 05/25/2048(b)	8,611,000	8,672,160
		74,891,256

Broadcasting–0.39%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	44,000	41,470
5.00%, 04/01/2024	155,000	150,931

	Principal Amount	Value

Broadcasting–(continued)

CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	$1,420,000	$ 1,362,533
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	809,000	830,236
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	242,000
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	184,000	189,299
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	301,000	305,187
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	109,833
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	124,999
Vrio Finco 1, LLC/ Vrio Finco 2 Inc. (Brazil), Sr. Sec. Gtd. Notes, 6.25%, 04/04/2023(b)	3,969,000	4,013,651
6.88%, 04/04/2028(b)	8,724,000	8,789,517
		16,159,656

Building Products–0.70%

Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	250,000	246,498
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	147,168
James Hardie International Finance DAC (Ireland), Sr. Unsec. Notes, 5.00%, 01/15/2028(b)	10,209,000	9,734,077
Standard Industries Inc., Sr. Unsec. Notes, 4.75%, 01/15/2028(b)	7,903,000	7,290,518
5.00%, 02/15/2027(b)	429,000	404,064
6.00%, 10/15/2025(b)	2,137,000	2,169,055
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	9,647,000	8,740,182
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(b)	79,000	79,296
		28,810,858

Cable & Satellite–1.37%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	400,000	383,500
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	197,660
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	440,000	424,050
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	200,000	192,560

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$245,000	$ 247,450
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,285,000	1,262,127
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	2,000,000	2,041,954
4.91%, 07/23/2025	2,187,000	2,227,107
5.38%, 04/01/2038	5,235,000	5,098,440
5.38%, 05/01/2047	4,585,000	4,273,700
5.75%, 04/01/2048	6,600,000	6,462,797
6.83%, 10/23/2055	6,341,000	7,095,042
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	1,697,039
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,490,563
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	396,000	419,146
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	9,593,000	8,993,437
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,250,000	1,389,062
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	2,525,000	2,440,799
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	2,859,000	2,385,121
7.88%, 09/01/2019	387,000	401,899
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	452,000	396,348
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	805,000	792,925
7.50%, 04/01/2021	171,000	168,008
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	165,000	163,556
5.38%, 07/15/2026(b)	409,000	396,730
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	390,069
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	400,000	406,500
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	183,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	194,880

	Principal Amount	Value

Cable & Satellite–(continued)

Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	$200,000	$ 190,250
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	255,600
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	239,300
		56,901,119

Casinos & Gaming–0.05%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	163,000	167,483
6.88%, 05/15/2023	173,000	182,299
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	350,000	325,500
6.00%, 03/15/2023	85,000	87,975
7.75%, 03/15/2022	110,000	120,725
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	345,000	363,112
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	547,000	588,714
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	436,000	428,370
		2,264,178

Coal & Consumable Fuels–0.00%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	161,000	164,220

Commodity Chemicals–0.02%

Braskem Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(d)	250,000	251,425
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	161,584
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	170,000	165,010
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	243,000	245,430
		823,449

Communications Equipment–0.03%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	449,345

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Communications Equipment–(continued)

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	$614,000	$ 586,370
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	266,430
		1,302,145

Construction & Engineering–0.00%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	97,000	90,210

Construction Machinery & Heavy Trucks–0.03%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	509,000	521,725
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	179,000	185,802
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	408,000	405,450
		1,112,977

Construction Materials–0.51%

CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	10,284,000	9,959,803
4.50%, 04/04/2048(b)	7,758,000	7,339,957
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	4,446,000	3,944,138
		21,243,898

Consumer Finance–1.14%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,449,000	4,476,851
5.13%, 09/30/2024	919,000	944,273
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	155,878
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	5,345,000	5,243,288
3.75%, 03/09/2027	14,465,000	13,831,148
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	4,668,788
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(d)	7,230,000	7,040,212
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	470,000	498,788
8.00%, 03/25/2020	235,000	250,510
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	6,515,000	6,462,161
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	267,721
Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	3,413,000	3,203,954
		47,043,572

	Principal Amount	Value

Copper–0.69%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025(b)	$400,000	$ 393,500
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	24,790,000	24,542,100
5.40%, 11/14/2034	986,000	912,050
Lundin Mining Corp. (Chile), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,193,000	2,319,097
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	248,500
		28,415,247

Data Processing & Outsourced Services–0.14%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,479,022
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	125,000	125,937
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	80,220
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,073,000	1,126,650
		5,811,829

Department Stores–0.00%

SACI Falabella (Chile), Sr. Unsec. Notes, 3.75%, 10/30/2027(b)	200,000	184,000

Distillers & Vintners–0.08%

Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 02/15/2028	774,000	741,738
4.10%, 02/15/2048	2,925,000	2,658,776
		3,400,514

Diversified Banks–8.48%

ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.45%, 06/04/2020(b)	8,200,000	8,082,486
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,249,095
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(d)	11,549,000	11,895,470
Banco de Bogotá S.A. (Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	369,000
Banco del Estado de Chile (Chile), Sr. Unsec. Notes, 2.67%, 01/08/2021(b)	11,242,000	10,959,960
Banco do Brasil S.A. (Brazil), REGS, Unsec. Sub. Euro Notes, 5.88%, 01/19/2023(b)	200,000	201,184

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Banco Safra S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	$250,000	$240,162
Bank of America Corp., Sr. Unsec. Global Notes, 3.00%, 12/20/2023	4,643,000	4,509,476
3.71%, 04/24/2028	4,712,000	4,549,002
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028	9,424,000	9,037,756
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,120,000	5,166,862
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	778,000	777,870
Series X, Jr. Unsec. Sub. Notes, 6.25%(d)	4,333,000	4,512,689
Series Z, Jr. Unsec. Sub. Notes, 6.50%(d)	3,360,000	3,570,000
Series DD, Jr. Unsec. Sub. Notes, 6.30%(d)	2,080,000	2,193,360
Series FF, Jr. Unsec. Sub. Notes, 5.88%(d)	4,648,000	4,601,520
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	217,375
Barclays PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.63%(d)	7,410,000	7,448,695
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,065,000	1,953,230
BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(b)	5,605,000	5,857,225
Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,365,956
BNP Paribas S.A. (France), Sr. Unsec. Notes, 2.38%, 05/21/2020	8,250,000	8,157,918
Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	13,153,000	12,496,665
Citigroup Inc., Sr. Unsec. Global Notes, 2.88%, 07/24/2023	3,520,000	3,406,342
3.67%, 07/24/2028	23,362,000	22,312,329
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	7,631,474
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	10,446,230
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(d)	2,300,000	2,386,008
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(d)	6,669,000	6,882,075

	Principal Amount	Value

Diversified Banks–(continued)

Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	$6,831,000	$6,288,453
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	295,560
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	135,000	170,301
Export-Import Bank of India (India), REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	184,096
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,527,370
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(d)	11,595,000	11,131,200
Sr. Unsec. Global Floating Rate Notes, 3.33% (3 mo. USD LIBOR + 1.00%), 05/18/2024(c)	7,125,000	7,104,573
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,067,798
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	2,169,000	2,142,333
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	497,500
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 2.75%, 03/22/2021(b)	10,670,000	10,512,917
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(d)	2,710,000	2,707,832
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,844,144
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	5,641,000	5,273,843
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.54%, 05/01/2028	3,278,000	3,151,089
3.78%, 02/01/2028	6,597,000	6,452,919
4.01%, 04/23/2029	11,445,000	11,342,539
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,950,000	8,696,765
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,301,985
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(c)(d)	4,500,000	4,533,750
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.34% (3 mo. USD LIBOR + 1.00%), 05/15/2047(c)	12,952,000	11,689,180
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(d)	8,402,000	7,775,715

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Multibank, Inc. (Panama), Sr. Unsec. Notes, 4.38%, 11/09/2022(b)	$200,000	$195,750
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(d)	3,909,000	3,894,341
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Notes, 3.50%, 05/15/2023	11,594,000	11,312,127
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	609,713
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 6.75%(b)(d)	12,130,000	11,550,792
7.38%(b)(d)	2,988,000	3,092,580
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(d)	5,720,000	5,941,650
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,131,477
UBS AG (Switzerland), Sr. Unsec. Medium-Term Global Bonds, 4.88%, 08/04/2020	5,237,000	5,417,609
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,225,000	8,763,578
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,150,999
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(d)	3,866,000	3,974,325
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(d)	7,615,000	6,657,127
Yapi ve Kredi Bankasi A.S. (Turkey), Sr. Unsec. Notes, 5.85%, 06/21/2024(b)	300,000	274,926
6.10%, 03/16/2023(b)	200,000	186,872
		351,323,142

Diversified Capital Markets–0.29%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50%(b)(d)	305,000	320,264
Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	2,751,000	2,593,247
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	2,952,340
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(d)	6,470,000	5,952,400
		11,818,251

	Principal Amount	Value

Diversified Chemicals–0.08%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	$193,000	$202,945
7.00%, 05/15/2025	75,000	80,813
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,869,314
REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	674,495
6.88%, 04/25/2044(b)	400,000	432,054
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	97,000	96,272
		3,355,893

Diversified Metals & Mining–0.04%

Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	190,606
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	448,000	472,640
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	313,921
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	105,000	106,608
Sr. Unsec. Notes, 6.13%, 10/01/2035	435,000	451,312
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	262,000	258,725
		1,793,812

Diversified REITs–0.27%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	117,000	117,439
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,534,976
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	1,300,000	1,303,900
5.25%, 01/30/2026(b)	8,353,000	8,273,730
		11,230,045

Diversified Support Services–0.00%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	90,000	90,711

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Electric Utilities–0.14%

Adani Transmission Ltd. (India), Sr. Sec. First Lien Notes, 4.00%, 08/03/2026(b)	$200,000	$183,943
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	192,691
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.00%, 09/19/2022(b)	200,000	194,844
Mazoon Assets Co. S.A.O.C. (Oman), Sr. Unsec. Bonds, 5.20%, 11/08/2027(b)	200,000	192,154
OmGrid Funding Ltd. (Oman), Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(b)	200,000	188,540
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	4,240,000	4,391,268
State Grid Overseas Investment (2016) Ltd. (China), Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	200,000	192,019
Trinidad Generation Unlimited (Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	400,000	394,500
		5,929,959

Electrical Components & Equipment–0.00%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	185,000	183,613

Electronic Equipment & Instruments–0.01%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	266,000	256,025

Electronic Manufacturing Services–0.06%

Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	2,675,000	2,558,209

Environmental & Facilities Services–0.02%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	84,210
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	220,000	212,300
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	374,000	363,715
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	212,000	205,110
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	59,000	56,492
		921,827

	Principal Amount	Value

Fertilizers & Agricultural Chemicals–0.01%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	$211,000	$217,858

Financial Exchanges & Data–0.16%

Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	1,470,000	1,467,816
4.88%, 02/15/2024	3,349,000	3,534,694
5.25%, 07/15/2044	1,140,000	1,300,062
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	177,625
		6,480,197

Food Distributors–0.01%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	373,212

Food Retail–0.02%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	513,000	484,939
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	395,000	395,000
		879,939

Gas Utilities–0.03%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	124,000	123,380
5.88%, 08/20/2026	298,000	291,295
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	94,000	87,655
Infraestructura Energética Nova, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 3.75%, 01/14/2028(b)	200,000	183,750
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	631,000	610,934
		1,297,014

General Merchandise Stores–0.12%

Dollar Tree, Inc., Sr. Unsec. Global Notes, 3.70%, 05/15/2023	250,000	249,382
4.00%, 05/15/2025	4,657,000	4,640,780
		4,890,162

Health Care Distributors–0.21%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 4.30%, 12/15/2047	9,528,000	8,676,321

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Health Care Equipment–0.49%

Abbott Laboratories, Sr. Unsec. Global Notes, 2.90%, 11/30/2021	$8,285,000	$8,194,609
Becton, Dickinson and Co., Sr. Unsec. Notes, 3.36%, 06/06/2024	395,000	382,070
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	472,000	462,560
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	3,130,000	2,953,937
4.88%, 06/01/2026	39,000	38,318
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 2.93% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	8,322,000	8,343,087
		20,374,581

Health Care Facilities–0.40%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	63,000	65,520
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	1,014,000	957,916
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	244,000	228,750
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	66,737	35,371
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	475,000	486,875
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	136,500
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	675,000	707,062
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,490,000	1,501,175
5.50%, 06/15/2047	11,065,000	10,345,775
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	128,050
5.88%, 02/15/2026	160,000	161,402
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	444,000	430,125
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	23,000	23,086
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	23,000	24,183
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	186,525
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	117,000	116,708
8.13%, 04/01/2022	965,000	1,012,053
		16,547,076

	Principal Amount	Value

Health Care REITs–0.57%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	$9,288,000	$9,364,720
4.25%, 11/15/2023	5,830,000	5,897,389
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	512,000	482,591
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	3,666,000	3,581,903
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,753,839
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,710,436
		23,790,878

Health Care Services–1.12%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	138,000	135,240
CVS Health Corp., Sr. Unsec. Global Notes, 3.70%, 03/09/2023	7,415,000	7,401,747
4.10%, 03/25/2025	770,000	771,481
4.30%, 03/25/2028	20,665,000	20,549,452
4.78%, 03/25/2038	15,749,000	15,671,652
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	111,000	105,483
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	184,000	186,797
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	76,000	80,575
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	283,000	281,231
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	253,000	249,837
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	609,000	633,360
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	81,000	75,938
8.88%, 04/15/2021(b)	36,000	37,080
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	139,200
		46,319,073

Home Entertainment Software–0.06%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,525,000	2,565,544

Home Improvement Retail–0.01%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	256,388

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Homebuilding–0.49%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	$376,000	$362,370
6.88%, 02/15/2021(b)	157,000	158,962
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	31,000	27,593
6.75%, 03/15/2025	566,000	551,850
8.75%, 03/15/2022	145,000	155,512
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	145,000	156,600
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	310,000	309,643
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	107,000	104,807
5.38%, 10/01/2022(b)	157,000	161,710
8.38%, 01/15/2021(b)	40,000	44,200
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	19,236,000	17,384,535
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	83,000	85,698
7.15%, 04/15/2020	55,000	58,163
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	175,000	170,844
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	463,000	469,945
		20,202,432

Hotel & Resort REITs–0.12%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,763,798
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,286,910
		5,050,708

Hotels, Resorts & Cruise Lines–0.25%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	303,862
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	10,824,000	10,165,289
		10,469,151

Household Products–0.33%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,120,749	13,202,754
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	41,318
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	218,000	224,120

	Principal Amount	Value

Household Products–(continued)

Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	$305,000	$303,475
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	97,000	98,872
		13,870,539

Housewares & Specialties–0.02%

Newell Brands Inc., Sr. Unsec. Global Notes, 4.20%, 04/01/2026	725,000	712,207

Independent Power Producers & Energy Traders–0.05%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	692,000	702,380
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	136,744
Colbun S.A. (Chile), Sr. Unsec. Notes, 3.95%, 10/11/2027(b)	200,000	188,000
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), Sr. Sec. Notes, 4.45%, 08/01/2035(b)	200,000	191,080
Inkia Energy Ltd. (Peru), Sr. Unsec. Notes, 5.88%, 11/09/2027(b)	200,000	188,750
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	590,000	612,125
6.63%, 01/15/2027	62,000	64,325
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	105,290
		2,188,694

Industrial Conglomerates–0.15%

ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	5,957,000	5,933,231
CITIC Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	194,622
Indika Energy Capital III Pte. Ltd. (Indonesia), Sr. Unsec. Gtd. Notes, 5.88%, 11/09/2024(b)	200,000	187,387
		6,315,240

Industrial Machinery–0.02%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	491,000	507,571
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	148,000	146,150
		653,721

Insurance Brokers–0.00%

HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(b)	123,000	123,352

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Oil & Gas–0.96%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/2045	$100,000	$95,975
7.63%, 07/23/2019	5,000,000	5,237,000
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	393,000	352,560
Petroleum Co. of Trinidad and Tobago Ltd. (Trinidad), REGS, Sr. Unsec. Euro Notes, 9.75%, 08/14/2019(b)	200,000	207,900
Petróleos del Perú S.A. (Peru), Sr. Unsec. Notes, 4.75%, 06/19/2032(b)	375,000	358,687
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	150,000	154,111
6.50%, 03/13/2027	4,674,000	4,760,703
6.75%, 09/21/2047	144,000	136,524
6.88%, 08/04/2026	318,000	336,260
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	14,235,000	13,437,840
Sr. Unsec. Notes, 6.35%, 02/12/2048(b)	16,049,000	14,619,034
REGS, Sr. Unsec. Euro Notes, 6.35%, 02/12/2048(b)	170,000	154,853
		39,851,447

Integrated Telecommunication Services–1.90%

Altice France S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	1,416,000	1,412,460
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	195,750
AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	4,505,000	4,297,624
4.75%, 05/15/2046	5,080,000	4,692,548
5.25%, 03/01/2037	5,825,000	5,936,041
5.70%, 03/01/2057	5,620,000	5,831,806
Sr. Unsec. Notes, 3.95%, 01/15/2025	1,021,000	1,007,163
4.45%, 04/01/2024	3,183,000	3,260,667
5.15%, 02/15/2050(b)	42,811,000	41,614,326
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	82,800
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	31,000	28,055
11.00%, 09/15/2025	618,000	497,490
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	34,000	34,680
7.20%, 07/18/2036	109,000	116,357

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Verizon Communications Inc., Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	$4,110,000	$4,280,050
Sr. Unsec. Global Notes, 1.75%, 08/15/2021	1,112,000	1,062,825
4.13%, 08/15/2046	1,701,000	1,469,484
4.50%, 08/10/2033	2,830,000	2,780,973
		78,601,099

Internet & Direct Marketing Retail–0.29%

Amazon.com, Inc., Sr. Unsec. Notes, 3.15%, 08/22/2027(b)	180,000	173,850
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	180,000	174,951
5.45%, 08/15/2034	12,403,000	11,791,766
		12,140,567

Internet Software & Services–0.96%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	197,987
4.20%, 12/06/2047	5,425,000	5,131,746
4.40%, 12/06/2057	5,440,000	5,125,642
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	314,000	320,280
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.99%, 01/19/2023(b)	5,274,000	5,156,975
3.38%, 05/02/2019(b)	5,779,000	5,814,615
3.60%, 01/19/2028(b)	10,937,000	10,480,224
3.93%, 01/19/2038(b)	7,975,000	7,480,849
		39,708,318

Investment Banking & Brokerage–1.93%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	2,051,713
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(d)	9,580,000	9,340,500
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 3.75%, 05/22/2025	6,161,000	6,029,943
Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	1,983,540
Sr. Unsec. Notes, 3.27%, 09/29/2025	9,570,000	9,147,421
Series P, Jr. Unsec. Sub. Notes, 5.00%(d)	7,805,000	7,442,067
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	9,904,000	8,949,108
Morgan Stanley, Sr. Unsec. Global Notes, 3.59%, 07/22/2028	14,137,000	13,492,956
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,183,978
Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/2026	5,000,000	4,981,387

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)

Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	$10,915,000	$11,455,165
		80,057,778

Leisure Facilities–0.01%

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	427,000	413,122

Leisure Products–0.65%

Mattel, Inc., Sr. Unsec. Global Notes, 2.35%, 05/06/2019	26,216,000	26,289,405
5.45%, 11/01/2041	122,000	98,491
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	501,000	489,978
Sr. Unsec. Notes, 6.20%, 10/01/2040	68,000	58,806
		26,936,680

Life & Health Insurance–1.95%

American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	7,395,000	7,249,327
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	17,225,000	16,262,419
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(d)	3,335,000	3,151,575
Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	56,240
Great-West Lifeco Finance 2018 L.P. (Canada), Sr. Unsec. Gtd. Notes, 4.58%, 05/17/2048(b)	5,910,000	6,039,776
Hanwha Life Insurance Co., Ltd. (South Korea), Unsec. Sub. Notes, 4.70%, 04/23/2048(b)	13,225,000	12,828,422
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,087,033
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(d)	8,176,000	8,339,520
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(d)	12,865,000	13,106,347
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	6,815,000	6,086,784
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 5.63%, 06/15/2043	5,479,000	5,705,009
		80,912,452

	Principal Amount	Value

Life Sciences Tools & Services–0.00%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	$96,000	$96,600

Managed Health Care–0.06%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	65,000	64,756
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	114,600
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,095,901
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	265,000	265,000
		2,540,257

Marine–0.00%

Hidrovias International Finance S.a.r.l. (Brazil), Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)	200,000	188,752

Marine Ports & Services–0.01%

DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	237,454

Metal & Glass Containers–0.02%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	196,500
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	455,000	465,238
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	62,025
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	88,631
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	80,000	75,400
		887,794

Movies & Entertainment–0.07%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	222,150
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	304,187
Globo Comunicação e Participações S.A. (Brazil), Sr. Sec. Notes, 5.13%, 03/31/2027(b)	267,000	255,986
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,160,706
		2,943,029

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Multi-Line Insurance–0.78%

AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	$6,594,000	$6,478,263
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	2,690,000	2,546,816
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	5,670,000	5,537,545
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	7,920,000	7,877,427
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,975,000	2,013,662
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,280,796
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,389,669
		32,124,178

Multi-Utilities–0.17%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec. Notes, 4.88%, 04/23/2030(b)	200,000	200,208
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	140,000	136,823
3.80%, 02/01/2038	7,137,000	6,637,519
		6,974,550

Office REITs–0.17%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,739,133
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	4,677,000	4,419,465
		7,158,598

Office Services & Supplies–0.21%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/2021	8,285,000	7,684,337
4.70%, 04/01/2023	1,205,000	1,081,488
		8,765,825

Oil & Gas Drilling–0.03%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	20,000	16,725
7.75%, 02/01/2026	332,000	317,475
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	156,000	147,030
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	443,000	418,635
6.50%, 12/15/2021	55,000	56,386
7.75%, 12/15/2023	19,000	20,187

	Principal Amount	Value

Oil & Gas Drilling–(continued)

Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	$170,000	$157,675
Vantage Drilling International, Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/2019(f)(g)	356,000	0
Sr. Sec. Second Lien Notes 10.00%, 12/31/2020(b)	9,000	8,865
		1,142,978

Oil & Gas Equipment & Services–0.02%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	85,319
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	227,460
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	222,000	173,715
8.25%, 06/15/2023	312,000	303,420
		789,914

Oil & Gas Exploration & Production–0.69%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	668,000	681,360
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	310,000	335,575
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	92,300
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	550,000	557,563
Canacol Energy Ltd. (Colombia), Sr. Unsec. Gtd. Notes, 7.25%, 05/03/2025(b)	400,000	387,004
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	207,049
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	388,549
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	11,782,000	11,871,396
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	5,790,000	5,884,569
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	71,000

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Dolphin Energy Ltd. LLC (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	$200,000	$211,305
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	151,240
GeoPark Ltd. (Colombia), Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(b)	200,000	194,794
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	544,000	514,080
6.63%, 05/01/2023	35,000	35,350
Harvest Operations Corp. (South Korea), Sr. Unsec. Gtd. Notes, 4.20%, 06/01/2023(b)	200,000	203,638
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	174,000	172,260
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	609,000	646,301
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	504,000	512,190
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	666,000	689,310
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	199,624
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	79,000	77,716
5.63%, 03/01/2026	77,000	73,824
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	378,075
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	531,000	501,795
5.88%, 07/01/2022	157,000	158,963
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	501,000	516,656
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	374,000	381,480
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	217,000	211,575
7.50%, 04/01/2026	217,000	225,684
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), REGS, Sr. Sec. Gtd. Euro Bonds, 4.00%, 08/15/2026(b)	200,000	189,200
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	205,000	203,975

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	$756,000	$773,010
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	561,000	575,726
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	454,000	451,730
		28,725,866

Oil & Gas Refining & Marketing–0.02%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	240,000	238,200
Puma International Financing S.A. (Singapore), Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(b)	200,000	186,844
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	246,111
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	229,000	219,270
		890,425

Oil & Gas Storage & Transportation–6.12%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	8,059,000	7,576,911
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	557,000	548,645
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	762,000	792,480
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/2026	6,163,000	6,165,478
5.30%, 04/15/2047	2,439,000	2,258,734
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	41,899,000	39,417,532
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(d)	19,813,000	18,572,211
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.85%, 04/15/2021	4,000,000	3,966,773
Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 6.07% (3 mo. USD LIBOR + 3.71%), 08/01/2066(c)	14,741,000	14,796,279
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	13,309,000	12,743,367

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	$2,255,000	$2,169,979
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	158,000	158,395
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	5,658,000	5,640,567
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	7,887,000	9,792,550
7.80%, 08/01/2031	2,350,000	2,919,244
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	6,197,000	6,381,182
Sr. Unsec. Global Notes, 4.90%, 04/15/2058	3,943,000	3,654,446
5.50%, 02/15/2023	36,700,000	37,571,992
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	4,069,000	3,965,851
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	2,435,000	2,441,087
7.77%, 12/15/2037(b)	2,153,000	2,540,540
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(d)	32,643,000	31,337,280
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	322,000	344,625
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	185,000	175,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	592,000	586,080
5.25%, 05/01/2023	12,336,000	12,459,360
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	157,000	157,933
Transportadora de Gas del Sur S.A. (Argentina), Sr. Unsec. Notes, 6.75%, 05/02/2025(b)	415,000	399,437
Western Gas Partners, LP, Sr. Unsec. Notes, 5.30%, 03/01/2048	8,656,000	8,472,668
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	428,000	431,745
Sr. Unsec. Notes, 7.88%, 09/01/2021	109,000	122,652
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	14,899,000	15,146,766
		253,708,539

Other Diversified Financial Services–0.31%

Cometa Energia, S.A. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 6.38%, 04/24/2035(b)	245,000	239,671

	Principal Amount	Value

Other Diversified Financial Services–(continued)

Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	$300,000	$291,450
Huarong Finance II Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.88%(b)(d)	200,000	186,934
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	183,915
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	175,000	168,875
Minmetals Bounteous Finance (BVI) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.13%, 07/27/2021(b)	300,000	293,038
4.20%, 07/27/2026(b)	200,000	192,702
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(b)(h)	300,000	259,500
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	4,567,000	4,434,908
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(h)	3,254,000	2,934,295
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	3,331,000	3,457,944
		12,643,232

Packaged Foods & Meats–0.28%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	332,000	312,910
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	500,000	493,130
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	4,780,000	4,257,158
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	498,000	491,775
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	6,534,000	5,578,402
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	390,000	400,979
		11,534,354

Paper Packaging–0.02%

International Paper Co., Sr. Unsec. Global Notes, 5.00%, 09/15/2035	500,000	518,840

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Paper Packaging–(continued)

Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	$449,000	$ 431,040
		949,880

Paper Products–0.01%

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	277,000	285,310
7.75%, 12/01/2022	26,000	27,332
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	98,000	96,285
		408,927

Personal Products–0.41%

Natura Cosmeticos S.A. (Brazil), Sr. Unsec. Notes, 5.38%, 02/01/2023(b)	17,221,000	16,893,801

Pharmaceuticals–0.13%

Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	148,438
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	265,000	252,517
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	184,000	182,367
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	129,000	127,065
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,030,000	1,024,592
5.88%, 05/15/2023(b)	33,000	31,474
6.13%, 04/15/2025(b)	175,000	162,531
7.25%, 07/15/2022(b)	80,000	81,416
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	150,000	157,688
Wyeth LLC, Sr. Unsec. Gtd. Global Notes, 6.00%, 02/15/2036	2,635,000	3,255,170
		5,423,258

Property & Casualty Insurance–0.20%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	3,098,325
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	3,499,000	3,727,001
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,580,700
		8,406,026

	Principal Amount	Value

Publishing–0.23%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	$9,251,000	$ 9,366,637

Railroads–0.39%

Autopistas del Sol S.A. (Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	198,000	200,227
Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	309,000
CSX Corp., Sr. Unsec. Global Notes, 4.30%, 03/01/2048	3,898,000	3,794,191
4.65%, 03/01/2068	12,273,000	11,765,875
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	206,737
		16,276,030

Regional Banks–0.29%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	536,000	542,700
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	60,000	61,500
Huntington Bancshares, Inc., Series E, Jr. Unsec. Sub. Global Notes, 5.70%(d)	4,930,000	4,892,532
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(d)	1,218,000	1,204,297
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	5,595,000	5,406,057
		12,107,086

Reinsurance–0.02%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	816,000	846,327

Research & Consulting Services–0.00%

IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	178,185

Residential REITs–0.05%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,140,690

Restaurants–0.97%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	14,107,000	13,436,917
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	14,340,000	14,357,208
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	158,000	158,395

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Restaurants–(continued)

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	$163,000	$ 170,539
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	3,188,000	2,946,814
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	9,611,000	9,106,423
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	79,170
		40,255,466

Retail REITs–0.05%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	2,040,000	1,959,364

Security & Alarm Services–0.01%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	223,000	201,258

Semiconductor Equipment–0.00%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	94,000	90,593

Semiconductors–1.40%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,975,000	4,830,862
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.00%, 01/15/2022	18,410,000	17,971,590
3.50%, 01/15/2028	16,035,000	14,785,431
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	437,000	456,818
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	13,736,000	13,675,905
4.63%, 06/01/2023(b)	4,902,000	5,011,314
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,377,000	1,355,936
		58,087,856

Sovereign Debt–0.84%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	4,422,000	4,475,064
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	10,971,000	9,996,062
Bahamas Government International Bond (Bahamas), Sr. Unsec. Notes, 6.00%, 11/21/2028(b)	427,000	434,473
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	193,800

	Principal Amount	Value

Sovereign Debt–(continued)

Bermuda Government International Bond (Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	$200,000	$ 189,890
CBB International Sukuk Co. 7 S.P.C. (Bahrain), Sr. Unsec. Notes, 6.88%, 10/05/2025(b)	350,000	348,652
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	286,875
Dominican Republic International Bond (Dominican Republic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	455,000	453,972
El Salvador Government International Bond (El Salvador), Sr. Unsec. Notes, 6.38%, 01/18/2027(b)	200,000	189,750
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	193,408
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/2028	303,000	327,155
7.88%, 07/28/2045	4,332,000	4,889,745
8.00%, 03/15/2039	200,000	227,668
KazAgro National Management Holding JSC (Kazakhstan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.63%, 05/24/2023(b)	200,000	193,769
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	192,397
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	9,487,000	9,160,154
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	193,785
Provincia de Buenos Aires (Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	500,000	498,875
Provincia de Río Negro (Argentina), Sr. Unsec. Notes, 7.75%, 12/07/2025(b)	150,000	130,875
Qatar Government International Bond (Qatar), Sr. Unsec. Notes, 4.50%, 04/23/2028(b)	200,000	201,033
5.10%, 04/23/2048(b)	230,000	229,239
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	85,000	82,142
4.00%, 01/22/2024	150,000	152,444

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Russian Foreign Bond (Russia), Sr. Unsec. Bonds, 4.38%, 03/21/2029(b)	$200,000	$ 193,983
5.25%, 06/23/2047(b)	200,000	190,360
Saudi Government International Bond (Saudi Arabia), Sr. Unsec. Notes, 2.88%, 03/04/2023(b)	280,000	269,669
Senegal Government International Bond (Senegal), Unsec. Notes, 6.25%, 05/23/2033(b)	390,000	361,808
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	327,569
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Notes, 5.75%, 04/18/2023(b)	200,000	197,239
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	193,500
		34,975,355

Specialized Consumer Services–0.01%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	259,000	251,554
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	202,937
		454,491

Specialized Finance–1.87%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	41,843,000	43,935,150
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	8,891,000	8,509,980
3.38%, 06/01/2021	3,965,000	3,953,072
3.63%, 12/01/2027	6,790,000	6,312,109
3.88%, 04/01/2021	2,425,000	2,452,947
Aircastle Ltd., Sr. Unsec. Global Notes, 4.13%, 05/01/2024	86,000	83,957
7.63%, 04/15/2020	55,000	58,919
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	335,175
Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	12,925,000	12,055,401
		77,696,710

Specialized REITs–0.60%

American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	718,000	743,602
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	11,031,000	10,500,361

	Principal Amount	Value

Specialized REITs–(continued)

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	$4,419,000	$ 4,533,232
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	981,000	1,001,846
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	155,220
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	142,000	147,147
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	522,000	498,510
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	585,000	555,750
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	6,198,000	6,167,156
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	566,000	530,625
		24,833,449

Specialty Chemicals–0.04%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	181,125
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	560,000	554,400
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	590,000	568,613
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	183,000	186,431
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	98,231
		1,588,800

Steel–0.09%

Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	404,000	387,082
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	2,592,000	2,638,656
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	574,000	589,900
Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	223,500
		3,839,138

Systems Software–0.29%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	3,476,000	3,682,236
VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	8,147,000	7,958,686
2.95%, 08/21/2022	280,000	269,153
		11,910,075

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Technology Distributors–0.12%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	$5,031,000	$ 4,990,158
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	163,000	161,826
		5,151,984

Technology Hardware, Storage & Peripherals–0.65%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	2,965,000	3,048,721
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	7,844,000	8,285,733
8.35%, 07/15/2046(b)	11,927,000	14,499,125
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	913,000	981,228
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	139,000	136,046
		26,950,853

Textiles–0.01%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	351,000	358,897

Thrifts & Mortgage Finance–0.09%

Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	3,820,000	3,524,419

Tobacco–0.20%

BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.76%, 08/15/2022(b)	2,129,000	2,053,562
3.22%, 08/15/2024(b)	6,463,000	6,180,747
		8,234,309

Trading Companies & Distributors–0.06%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	481,000	467,171
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	521,000	516,441
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	479,000	516,122
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	132,113
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	722,000	716,585
5.88%, 09/15/2026	40,000	41,050
		2,389,482

	Principal Amount	Value

Trucking–0.44%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	$99,000	$ 91,946
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	6,449,000	6,400,632
4.50%, 08/01/2022(b)	2,561,000	2,452,158
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	9,168,000	9,185,095
		18,129,831

Wireless Telecommunication Services–3.28%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,329,823
Axiata SPV2 Bhd. (Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	200,000	200,029
Bharti Airtel Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(b)	200,000	188,625
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	31,000	29,140
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	254,000	193,675
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	687,852
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	13,164,000	12,905,327
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	14,163,000	13,968,259
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,104,841
SixSigma Networks Mexico, S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(b)	325,000	316,875
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	140,000	165,550
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	110,014
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	179,000	185,712
7.63%, 02/15/2025	149,000	153,843
7.88%, 09/15/2023	1,415,000	1,488,580

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(b)	$29,781,000	$ 29,670,810
5.15%, 03/20/2028(b)	30,339,000	30,301,076
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	23,702,000	23,583,490
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	405,000	423,731
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,658,000	1,736,589
Sr. Unsec. Gtd. Notes, 4.50%, 02/01/2026	3,241,000	3,050,591
4.75%, 02/01/2028	2,900,000	2,715,125
Turkcell Iletisim Hizmetleri A.S. (Turkey), Sr. Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	326,631
5.80%, 04/11/2028(b)	200,000	189,052
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 4.38%, 05/30/2028	5,102,000	5,070,823
5.25%, 05/30/2048	3,740,000	3,786,257
		135,882,320
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,483,669,481)		2,425,570,403

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.79%

Collateralized Mortgage Obligations–0.18%

Fannie Mae REMICs, IO, 7.00%, 05/25/2033	10,695	2,520
6.00%, 07/25/2033	7,567	1,386
Freddie Mac Multifamily Securitization, IO, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.17%, 03/25/2024(i)	25,186,267	1,389,831
Freddie Mac Whole Loan Securities Trust, Series 2016-2, Class M3, 3.50%, 05/25/2047	6,127,710	6,175,950
		7,569,687

Federal Home Loan Mortgage Corp. (FHLMC)–3.92%

Pass Through Ctfs., 6.00%, 07/01/2019 to 02/01/2034	320,904	351,736
7.00%, 07/01/2019 to 10/01/2034	1,372,035	1,523,790
3.50%, 08/01/2026	712,300	722,546
7.50%, 05/01/2030 to 05/01/2035	850,667	973,393
8.50%, 08/01/2031	45,307	53,023
3.00%, 02/01/2032	2,736,893	2,723,189
6.50%, 07/01/2032 to 09/01/2036	342,941	386,154
8.00%, 08/01/2032	39,462	45,198
5.50%, 01/01/2034 to 07/01/2040	2,696,993	2,939,626
5.00%, 07/01/2034 to 06/01/2040	2,961,637	3,174,517
4.50%, 02/01/2040 to 10/01/2046	32,456,425	34,198,189

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

Pass Through Ctfs., ARM, 3.73% (1 yr. USD LIBOR + 1.96%), 12/01/2036(c)	$89,472	$ 94,328
4.03% (1 yr. USD LIBOR + 2.08%), 02/01/2037(c)	21,051	22,276
3.96% (1 yr. USD LIBOR + 1.88%), 05/01/2037(c)	179,927	189,587
Pass Through Ctfs., TBA, 3.50%, 07/01/2048(j)	80,850,000	80,474,177
4.00%, 07/01/2048(j)	34,000,000	34,683,322
		162,555,051

Federal National Mortgage Association (FNMA)–11.43%

Pass Through Ctfs., 5.00%, 09/01/2018 to 12/01/2039	774,057	830,476
5.50%, 03/01/2021 to 06/01/2040	1,735,973	1,887,182
7.50%, 03/01/2021 to 08/01/2037	729,064	831,128
8.00%, 08/01/2021 to 04/01/2033	74,454	86,726
6.00%, 03/01/2022 to 10/01/2039	32,825	34,905
6.50%, 07/01/2028 to 01/01/2037	132,550	147,741
7.00%, 07/01/2029 to 02/01/2034	529,083	584,988
9.50%, 04/01/2030	11,111	12,519
3.50%, 12/01/2030 to 11/01/2046	39,846,520	39,972,498
8.50%, 10/01/2032	75,233	90,148
3.00%, 08/01/2043	4,266,168	4,171,403
Pass Through Ctfs., ARM, 3.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(c)	268,318	283,297
3.49% (1 yr. USD LIBOR + 1.66%), 01/01/2037(c)	129,162	134,899
3.73% (1 yr. USD LIBOR + 1.73%), 03/01/2038(c)	76,002	79,484
Pass Through Ctfs., TBA, 2.50%, 07/01/2033(j)	40,620,000	39,536,271
3.00%, 07/01/2033 to 07/01/2048(j)	204,660,000	200,187,754
3.50%, 07/01/2033 to 07/01/2048(j)	81,500,000	81,776,367
4.00%, 07/01/2048(j)	101,000,000	103,035,786
		473,683,572

Government National Mortgage Association (GNMA)–2.26%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	17,286	18,104
9.00%, 09/15/2024 to 10/15/2024	11,433	11,466
8.50%, 02/15/2025	5,257	5,271
8.00%, 08/15/2025 to 09/15/2026	33,209	34,334
6.56%, 01/15/2027	125,040	139,588
7.00%, 10/15/2028 to 09/15/2032	300,008	333,485
6.00%, 11/15/2028 to 02/15/2033	70,863	78,467
6.50%, 01/15/2029 to 09/15/2034	145,478	162,414
5.50%, 06/15/2035	72,151	78,810
5.00%, 07/15/2035 to 08/15/2035	56,964	59,912
4.00%, 03/20/2048	9,577,472	9,920,857

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Government National Mortgage Association (GNMA)–(continued)

Pass Through Ctfs., ARM, 3.38% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(c)	$32,347	$ 33,168
2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(c)	9,761	10,025
3.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(c)	6,493	6,605
Pass Through Ctfs., TBA, 3.00%, 07/01/2048(j)	59,000,000	57,681,716
4.00%, 07/01/2048(j)	24,230,000	24,829,126
		93,403,348
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $740,410,873)		737,211,658

Asset-Backed Securities–15.66%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.88%, 02/25/2035(i)	2,016,415	2,037,101
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 3.62%, 05/25/2035(i)	1,397,148	1,402,485
Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(b)(i)	16,961,309	16,998,302
Angel Oak Mortgage Trust LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(i)	5,484,994	5,470,009
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(i)	4,394,000	4,445,177
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 3.30%, 08/25/2033(i)	267,348	267,365
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 3.84%, 01/25/2035(i)	790,798	798,267
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 3.67% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)	820,396	826,606

	Principal Amount	Value
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 3.71%, 11/25/2034(i)	$2,600,733	$ 2,577,014
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 3.33% (3 mo. USD LIBOR + 1.35%), 11/30/2026(b)(c)	7,083,333	7,098,505
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.84% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(c)	13,397,000	13,426,865
Canyon Capital CLO Ltd., Series 2006-1A, Class A2, Floating Rate Pass Through Ctfs., 2.39% (3 mo. USD LIBOR + 0.27%), 12/15/2020(b)(c)	6,053,882	6,055,763
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 3.77% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(c)	11,785,000	11,803,543
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.75%, 12/15/2047(b)(i)	5,000,000	5,321,109
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.71% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	12,581,000	12,604,904
Series 2017-BIOC, Class B, Floating Rate Pass Through Ctfs., 2.89% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(c)	4,250,000	4,258,056
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 2.97% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	17,124,000	17,156,554
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 3.52% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	4,973,000	4,986,005
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,653,581
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(i)	2,978,078	2,940,759
Series 2016-2, Class M2, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	11,474,082	11,408,807
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	5,105,773	5,029,950

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	$1,300,000	$1,323,342
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.42%, 04/10/2046(b)(i)	752,554	730,873
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,208,027
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.89%, 09/25/2034(i)	1,712,063	1,662,571
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.85%, 08/25/2034(i)	674,071	659,731
COLT Mortgage Loan Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	8,734,051	8,693,743
Commercial Mortgage Trust, Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	449,760	436,739
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.55%, 08/10/2048(i)	5,267,000	5,430,646
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,524,477
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.46%, 08/10/2029(b)(i)	2,115,000	2,100,126
Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 2.77% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(c)	23,105,000	23,158,973
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	410,474	363,079
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.86%, 06/25/2034(i)	2,096,212	2,121,299
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,136,688
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	16,120,485	16,176,626
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.70%, 11/10/2046(b)(i)	638,333	660,242

	Principal Amount	Value
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(i)	$1,255,591	$1,243,939
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(i)	1,357,726	1,343,946
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(i)	12,527,324	12,432,396
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(i)	3,480,226	3,450,709
Series 2018-1A, Class A1, Variable Rate Pass Through Ctfs., 2.98%, 12/25/2057(b)(i)	17,417,786	17,355,114
Deutsche Mortgage Securities Inc Re- REMIC Trust Certificates, Series 2007- WM1, Class A1, Variable Rate Pass Through Ctfs., 3.40%, 06/27/2037(b)(i)	8,115,572	8,219,145
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	80,610	81,036
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	208,360	164,469
Galton Funding Mortgage Trust, Series 2018-1, Class A43, Variable Rate Pass Through Ctfs., 3.50%, 11/25/2057(b)(i)	7,652,695	7,630,130
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.88%, 04/19/2036(i)	896,346	850,881
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 3.47% (1 mo. USD LIBOR + 1.55%), 02/15/2027(b)(c)	5,000,000	5,005,018
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,417,871	1,412,330
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	829,187	805,015
GSR Mortgage Loan Trust, Series 2005- AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.99%, 09/25/2035(i)	391,539	392,551
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 3.62% (1 mo. USD LIBOR + 1.65%), 06/24/2049(b)(c)	458,456	465,738
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.40% (1 mo. USD LIBOR + 0.45%), 06/20/2035(c)	28,207	28,172

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	$13,789,000	$ 13,675,346
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(b)	8,320,000	8,180,184
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(b)	3,217,000	3,169,425
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,261,529
Home Partners of America Trust, Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 2.83%, 07/17/2037(b)(c)	8,566,000	8,582,061
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.03% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	7,990,000	8,004,981
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.18% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	3,610,000	3,616,769
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, Floating Rate Pass Through Ctfs., 2.62% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(c)	15,995,000	16,012,658
Series 2018-STAY, Class B, Floating Rate Pass Through Ctfs., 2.97% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(c)	8,640,000	8,655,267
Invitation Homes Trust, Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.79% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	6,128,871	6,158,432
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.09% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	3,221,000	3,249,657
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.39% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	6,188,000	6,245,625
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.74% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	4,706,000	4,760,983
Series 2018-SFR1, Class A, Floating Rate Pass Through Ctfs., 2.60% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(c)	31,846,890	31,897,291
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	17,001,123	16,948,260
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,230,250	9,355,030

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(i)	$5,000,000	$ 5,000,583
Series 2013-LC11, Class C, Variable Rate Pass Through Ctfs., 3.96%, 04/15/2046(i)	2,864,000	2,812,747
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 3.78%, 06/25/2035(i)	939,868	932,188
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.82%, 06/25/2035(i)	986,371	992,456
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 3.59%, 08/25/2035(i)	1,038,338	1,038,221
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 3.63%, 08/25/2035(i)	788,184	768,895
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.73%, 06/25/2037(i)	1,151,657	1,049,276
JP Morgan Trust, Series 2015-3, Class B2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2045(b)(i)	9,303,379	9,196,989
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 4.88%, 01/15/2047(i)	12,750,000	13,060,496
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,082,797
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.74%, 03/15/2049(i)	5,083,000	5,334,103
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	319,389	320,249
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	71,511	71,222
MAD Mortgage Trust, Series 2017- 330M, Class A, Variable Rate Pass Through Ctfs., 3.19%, 08/15/2034(b)(i)	11,633,000	11,477,284
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.63%, 11/25/2035(i)	1,250,435	1,261,571
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 3.82%, 06/25/2035(i)	1,744,503	1,750,886

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(i)	$1,580,959	$ 1,580,167
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.30%, 09/09/2032(b)(i)	3,350,000	3,414,657
Series 2015-XLF2, Class AFSA, Floating Rate Pass Through Ctfs., 3.80% (1 mo. USD LIBOR + 1.87%), 08/15/2026(b)(c)	400,682	402,494
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 2.62% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	18,372,000	18,401,263
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.77% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	9,024,000	9,038,366
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 2.92% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	6,124,000	6,135,639
Natixis Commercial Mortgage Securities Trust, Series 2018- 285M, Class E, Variable Rate Pass Through Ctfs., 3.79%, 11/15/2032(b)(i)	6,250,000	5,961,179
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 3.35% (3 mo. USD LIBOR + 1.23%), 09/15/2025(b)(c)	4,250,000	4,254,344
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.73% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(c)	4,901,622	4,911,635
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 2.50% (1 mo. USD LIBOR + 0.54%), 08/25/2031(c)	185,991	163,120
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 3.52% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(c)	5,200,000	5,205,730
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,175,232	1,144,656
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(i)	1,650,863	1,530,881
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(i)	1,318,725	1,259,672
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(i)	1,387,924	1,347,006

	Principal Amount	Value
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(i)	$2,220,317	$ 2,218,061
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 2.50% (1 mo. USD LIBOR + 0.54%), 05/25/2035(c)	41,645	39,334
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 3.87% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	16,580,000	16,740,856
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 3.62%, 07/25/2034(i)	1,683,887	1,683,143
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 3.70%, 09/25/2034(i)	1,348,899	1,338,634
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	278,317	279,192
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.46% (1 mo. USD LIBOR + 0.50%), 12/25/2033(c)	874,955	807,747
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.50%, 04/25/2045(i)	1,736,612	1,750,088
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.17%, 07/25/2045(i)	2,022,912	1,977,176
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(i)	6,220,355	6,139,847
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	262,815
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	522,936
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.05%, 01/10/2045(b)(i)	4,500,000	4,832,289
Verus Securitization Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(i)	19,656,354	19,579,147
Wachovia Bank Commercial Mortgage Trust, Series 2006- C27, Class AJ, Variable Rate Pass Through Ctfs., 5.81%, 07/15/2045(i)	546,402	548,373

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 3.25%, 08/25/2033(i)	$6,701	$ 6,804
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 3.51%, 11/25/2036(i)	847,119	803,469
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 3.48%, 10/25/2033(i)	606,282	616,856
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(i)	446,594	456,356
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 3.91%, 03/25/2035(i)	1,144,372	1,172,290
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 3.53%, 08/25/2035(i)	544,237	553,902
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 3.91%, 10/25/2035(i)	4,620,000	4,720,920
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 3.88%, 04/25/2036(i)	678,151	680,679
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	612,521	611,527
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	11,221,875	11,022,126
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.67%, 11/15/2044(b)(i)	5,000,000	5,291,892
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	5,931,746
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.78%, 11/15/2045(b)(i)	568,832	541,058
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,485,730
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.48%, 08/15/2046(i)	3,800,000	3,903,671
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.03%, 09/15/2046(i)	3,127,000	3,285,512
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	878,827	879,902
Total Asset-Backed Securities (Cost $653,415,077)		649,192,846

	Principal Amount	Value

U.S. Treasury Securities–8.78%

U.S. Treasury Bills–0.62%(k)(l)

0.00%, 07/26/2018	$235,000	$ 234,359
1.58%, 07/26/2018	760,000	757,928
1.59%, 07/26/2018	14,250,000	14,211,139
1.60%, 07/26/2018	770,000	767,900
1.64%, 07/26/2018	10,000	9,973
1.68%, 07/26/2018	2,625,000	2,617,841
1.76%, 07/26/2018	95,000	94,741
1.77%, 07/26/2018	325,000	324,114
1.78%, 07/26/2018	4,205,000	4,193,532
1.79%, 07/26/2018	425,000	423,841
1.80%, 07/28/2018	905,000	902,532
1.81%, 07/26/2018	1,275,000	1,271,523
		25,809,423

U.S. Treasury Notes–7.27%

2.63%, 05/15/2021	70,808,700	70,967,743
2.75%, 05/31/2023	209,475,200	210,109,344
2.88%, 05/31/2025	13,827,000	13,897,756
2.88%, 05/15/2028	6,202,600	6,215,805
		301,190,648

U.S. Treasury Bonds–0.89%

3.00%, 02/15/2048	37,079,900	36,948,815
Total U.S. Treasury Securities (Cost $362,822,961)		363,948,886

	Shares
Preferred Stocks–1.88%

Diversified Banks–1.39%

Bank of America Corp., Series L, $72.50 Conv. Pfd.	1,100	1,392,600
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	44,663	56,141,391
		57,533,991

Investment Banking & Brokerage–0.44%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	446,324	11,595,498
Morgan Stanley, Series F, 6.88% Pfd.	249,737	6,885,249
		18,480,747

Regional Banks–0.05%

CIT Group Inc., Series A, 5.80% Pfd.	45,000	44,831
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	739,800
SunTrust Banks, Inc., Series G, 5.05% Pfd.	1,187,000	1,170,679
		1,955,310
Total Preferred Stocks (Cost $79,532,466)		77,970,048

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Agency Credit Risk Transfer Notes–0.79%

Fannie Mae Connecticut Avenue Securities, 4.96% (1 mo. USD LIBOR + 3.00%), 10/25/2029(c)	$ 11,300,000	$ 12,088,178
4.81% (1 mo. USD LIBOR + 2.85%), 11/25/2029(c)	11,000,000	11,524,126
Freddie Mac, Series 2017-HQA2, Class M2, Floating Rate STACR® Debt Notes, 4.61% (1 mo. USD LIBOR + 2.65%), 12/25/2029(c)	9,000,000	9,323,755
Total Agency Credit Risk Transfer Notes (Cost $32,034,914)		32,936,059

Variable Rate Senior Loan Interests–0.56%(m)

Cable & Satellite–0.18%

CSC Holdings, LLC, Term Loan, 4.42% (1 mo. USD LIBOR + 2.50%), 01/25/2026	7,700,000	7,698,806

Food Retail–0.38%

Albertson’s LLC, Term Loan B-4, 4.65% (1 mo. USD LIBOR + 2.75%), 08/25/2021	15,788,225	15,649,131
Total Variable Rate Senior Loan Interests (Cost $22,948,281)		23,347,937

Non-U.S. Dollar Denominated Bonds & Notes–0.03%(n)

Beverage & Tobacco–0.00%

Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR 100,000	113,841

Cable & Satellite–0.00%

Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR 100,000	113,192

Diversified Chemicals–0.01%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR 275,000	318,312

Food Retail–0.01%

Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP 100,000	120,446

Packaged Foods & Meats–0.00%

Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR 100,000	117,647

Sovereign Debt–0.01%

Egypt Government International Bond (Egypt), Sr. Unsec. Bonds, 4.75%, 04/16/2026(b)	EUR 100,000	113,918

	Principal Amount	Value

Sovereign Debt–(continued)

Republic of South Africa Government Bond (South Africa), Series 2044, Unsec. Bonds, 8.75%, 01/31/2044	ZAR 2,250,000	$ 164,809
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Notes, 4.38%, 12/15/2028	UYU 2,500,000	143,925
		422,652
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,272,300)		1,206,090

Municipal Obligations–0.03%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$ 500,000	628,025
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	549,000	688,139
Total Municipal Obligations (Cost $1,049,000)		1,316,164

	Shares

Common Stocks & Other Equity Interests–0.00%

Auto Parts & Equipment–0.00%

Exide Technologies (o)	14,555	11,644

Other Diversified Financial Services–0.00%

iPayment Holdings, Inc. -Wts., expiring 12/29/2022 (f)(o)	172,245	0
Total Common Stocks & Other Equity Interests (Cost $19,528)		11,644

Money Market Funds–10.42%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (p)	151,141,291	151,141,291
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (p)	107,928,239	107,949,825
Invesco Treasury Portfolio –Institutional Class, 1.64% (p)	172,732,905	172,732,905
Total Money Market Funds (Cost $431,813,105)		431,824,021

Options Purchased–0.19%

(Cost $12,811,705) (q)		7,889,975
TOTAL INVESTMENTS IN SECURITIES–114.65% (Cost $4,821,799,691)		4,752,425,731
OTHER ASSETS LESS LIABILITIES–(14.65)%		(607,435,062)
NET ASSETS–100.00%		$ 4,144,990,669

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Investment Abbreviations:

ARM	—	Adjustable Rate Mortgage
CLO	—	Collateralized Loan Obligation
Conv.	—	Convertible
Ctfs.	—	Certificates
Deb.	—	Debentures
EUR	—	Euro
GBP	—	British Pound Sterling
Gtd.	—	Guaranteed
IO	—	Interest only
Jr.	—	Junior
LIBOR	—	London Interbank Offered Rate
mo.	—	Month
Pfd.	—	Preferred
PIK	—	Pay-in-Kind
RB	—	Revenue Bonds

REGS	—	Regulation S
REIT	—	Real Estate Investment Trust
REMICs	—	Real Estate Mortgage Investment Conduits
Sec.	—	Secured
Sr.	—	Senior
STACR®	—	Structured Agency Credit Risk
Sub.	—	Subordinated
TBA	—	To Be Announced
Unsec.	—	Unsecured
USD	—	U.S. Dollar
UYU	—	Uruguayan Peso
Wts.	—	Warrants
ZAR	—	South African Rand
yr.	—	Year

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $1,435,900,648, which represented 34.64% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(d)	Perpetual bond with no specified maturity date.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(g)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at May 31, 2018 represented less than 1% of the Fund’s Net Assets.

(h)	Zero coupon bond issued at a discount.

(i)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2018.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.

(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(l)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1G and Note 1K.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(o)	Non-income producing security.

(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

(q)	The table below details options purchased: See Note 1I and Note 1J:

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Strike Price	Notional Value(e)	Value
Alphabet Inc.	Call	01/17/2020	1	$1,070.00	$107,000	$ 16,200
Apple Inc.	Call	01/17/2020	30	175.00	525,000	88,800
Bank of America Corp.	Call	01/17/2020	260	32.00	832,000	65,260
Boing Co. (The)	Call	01/17/2020	13	330.00	429,000	78,552
Caterpillar Inc.	Call	01/17/2020	14	145.00	203,000	34,370
Chevron Corp.	Call	01/17/2020	42	125.00	525,000	54,285
Cisco Systems Inc.	Call	01/17/2020	100	42.00	420,000	52,250
Citigroup Inc.	Call	01/17/2020	33	72.50	239,250	18,728
Consumer Discretionary Select Sector SPDR Fund	Call	01/18/2019	85	104.00	884,000	54,613
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	75	49.00	367,500	26,438
Exxon Mobil Corp.	Call	01/17/2020	90	77.50	697,500	87,525
Health Care Select Sector SPDR Fund	Call	01/17/2020	90	81.00	729,000	66,150
Home Depot Inc. (The)	Call	01/17/2020	5	175.00	87,500	14,362
Industrial Select Sector SPDR Fund	Call	01/17/2020	40	75.00	300,000	26,800
Intel Corp.	Call	01/17/2020	115	55.00	632,500	89,125
International Business Machines Corp.	Call	01/17/2020	20	145.00	290,000	23,600
Johnson & Johnson	Call	01/17/2020	28	130.00	364,000	19,110
JPMorgan Chase & Co.	Call	01/17/2020	80	115.00	920,000	67,400
Materials Select Sector SPDR Fund	Call	01/17/2020	40	60.00	240,000	17,500
Micron Technology Inc.	Call	01/17/2020	18	50.00	90,000	32,985
Microsoft Corp.	Call	01/17/2020	29	92.50	268,250	46,400
Oracle Corp.	Call	01/17/2020	34	47.00	159,800	19,210
Procter & Gamble Co. (The)	Call	01/17/2020	40	80.00	320,000	12,580
SPDR S&P 500 ETF Trust	Call	01/17/2020	742	265.00	19,663,000	1,954,428
Technology Select Sector SPDR Fund	Call	01/17/2020	40	70.00	280,000	26,300
United Technologies Corp.	Call	01/17/2020	12	125.00	150,000	15,960
Unitedhealth Group Inc.	Call	01/17/2020	5	220.00	110,000	21,113
Verizon Communications Inc.	Call	01/17/2020	29	45.00	130,500	15,587
Visa Inc.	Call	01/17/2020	10	125.00	125,000	19,625
Walmart Inc.	Call	01/17/2020	22	90.00	198,000	12,650
Walt Disney Co. (The)	Call	01/17/2020	21	105.00	220,500	18,532
Total Exchange-Traded Equity Options Purchased – Equity Risk			2,163			$3,096,438
(e) Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus CHF	Call	UBS	07/12/2018	CHF	1.205	EUR	120,000,000	$46,516
GBP versus CHF	Call	Deutsche Bank Securities Inc.	07/13/2018	CHF	1.400	GBP	90,000,000	21,085
USD versus CNY	Call	JPMorgan Chase Bank, N.A.	02/01/2019	CNY	6.830	USD	80,000,000	278,644
Subtotal— Over-The-Counter Foreign Currency Call Options Purchased								346,245
EUR versus JPY	Put	Goldman Sachs International	08/27/2018	JPY	123.250	EUR	80,000,000	878,637
USD versus IDR	Put	Bank of America Merrill Lynch	07/24/2018	IDR	14,090.000	USD	80,000,000	1,188,088
USD versus MXN	Put	Morgan Stanley & Co. International PLC	08/13/2018	MXN	17.460	USD	64,000,000	49,899
Subtotal— Over-The-Counter Foreign Currency Put Options Purchased								2,116,624
Total Over-The-Counter Foreign Currency Options Purchased—Currency Risk								$2,462,869

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Payment Frequency	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
7 Year Interest Rate Swap	Put	Citibank, N.A.	2.87%	Semi- Annually	Pay	3 Month USD LIBOR	Quarterly	07/18/2018	$ 350,000,000	$1,702,166
10 Year Interest Rate Swap	Put	Barclays Bank PLC	3.10%	Semi- Annually	Pay	3 Month USD LIBOR	Quarterly	07/24/2018	250,000,000	628,502
Total Over-The-Counter Interest Rate Swaptions Purchased—Interest Rate Risk										$2,330,668
Total Options Purchased (Cost $12,811,705)										$7,889,975

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Strike Price	Premiums Received	Notional Value(e)	Value	Unrealized Appreciation (Depreciation)
Apple Inc.	Call	01/17/2020	10	$225.00	$(9,585)	$ 225,000	$(9,575)	$10
Bank of America Corp.	Call	01/17/2020	85	37.00	(15,327)	314,500	(9,393)	5,934
Boing Co. (The)	Call	01/17/2020	5	430.00	(11,007)	215,000	(10,513)	494
Caterpillar Inc.	Call	01/17/2020	4	180.00	(3,496)	72,000	(4,080)	(584)
Chevron Corp.	Call	01/17/2020	10	155.00	(4,189)	155,000	(3,950)	239
Cisco Systems Inc.	Call	01/17/2020	30	55.00	(7,310)	165,000	(3,825)	3,485
Citigroup Inc.	Call	01/17/2020	15	90.00	(4,903)	135,000	(2,640)	2,263
Consumer Discretionary Select Sector SPDR Fund	Call	01/18/2019	30	113.00	(6,677)	339,000	(6,120)	557
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	54.00	(3,599)	135,000	(3,488)	111
Exxon Mobil Corp.	Call	01/17/2020	30	97.50	(5,069)	292,500	(7,725)	(2,656)
Home Depot Inc. (The)	Call	01/17/2020	2	230.00	(1,422)	46,000	(1,310)	112
Industrial Select Sector SPDR Fund	Call	01/17/2020	10	90.00	(1,529)	90,000	(1,440)	89
Intel Corp.	Call	01/17/2020	25	65.00	(10,723)	162,500	(10,312)	411
International Business Machines Corp.	Call	01/17/2020	6	180.00	(2,394)	108,000	(1,785)	609
Johnson & Johnson	Call	01/17/2020	9	165.00	(2,222)	148,500	(796)	1,426
JPMorgan Chase & Co.	Call	01/17/2020	20	145.00	(7,795)	290,000	(3,420)	4,375
Materials Select Sector SPDR Fund	Call	01/17/2020	10	72.00	(1,199)	72,000	(910)	289
Micron Technology Inc.	Call	01/17/2020	6	65.00	(4,308)	39,000	(6,960)	(2,652)
Microsoft Corp.	Call	01/17/2020	10	115.00	(6,901)	115,000	(6,300)	601
Oracle Corp.	Call	01/17/2020	14	55.00	(4,849)	77,000	(3,759)	1,090
Procter & Gamble Co. (The)	Call	01/17/2020	15	100.00	(2,054)	150,000	(727)	1,327
Technology Select Sector SPDR Fund	Call	01/17/2020	10	85.00	(1,390)	85,000	(1,340)	50
United Technologies Corp.	Call	01/17/2020	3	155.00	(996)	46,500	(975)	21
Unitedhealth Group Inc.	Call	01/17/2020	2	280.00	(2,369)	56,000	(2,855)	(486)
Verizon Communications Inc.	Call	01/17/2020	10	60.00	(1,160)	60,000	(835)	325
Visa Inc.	Call	01/17/2020	3	155.00	(1,941)	46,500	(1,950)	(9)
Walmart Inc.	Call	01/17/2020	9	100.00	(4,938)	90,000	(2,633)	2,305
Walt Disney Co. (The)	Call	01/17/2020	9	130.00	(2,648)	117,000	(2,182)	466
Total Exchange-Traded Equity Options Written – Equity Risk					$(132,000)		$(111,798)	$20,202
(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Open Over-The-Counter Credit Default Swaptions Written – Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Payment Frequency	Reference Entity	(Pay)/ Receive Floating Rate	Payment Frequency	Expiration Date	Implied Credit Spread(a)	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Credit Default Swap	Put	Morgan Stanley & Co. International PLC	(5.00)%	Quarterly	CDX North America High Yield Index, Series 30, Version 1	Receive	Quarterly	06/20/2018	3.53%	$(173,500)	$80,000,000	$(171,273)	$2,227

(a)

Implied credit spreads represent the current level as of May 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

	Open Over-The-Counter Foreign Currency Options Written – Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNY	Put	JPMorgan Chase Bank, N.A.	02/01/2019	CNY	6.26	$(901,594)	USD	80,000,000	$(314,169)	$587,425
Total Options Written						$(1,207,094)			$(597,240)	$609,854

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S Treasury 2 Year Notes	150	September–2018	$31,835,156	$69,992	$69,992
U.S Treasury 10 Year Notes	1,329	September–2018	160,061,438	333,563	333,563
U.S Treasury Long Bonds	500	September–2018	72,562,500	1,608,185	1,608,185
U.S Treasury Ultra Bonds	514	September–2018	81,983,000	2,038,714	2,038,714
Subtotal— Long Futures Contracts				4,050,454	4,050,454

Short Futures Contracts
U.S Treasury 5 Year Notes	787	September–2018	(89,631,922)	(419,916)	(419,916)
U.S Treasury 10 Year Ultra Bonds	2,503	September–2018	(321,244,406)	(3,057,067)	(3,057,067)
Subtotal— Short Futures Contracts				(3,476,983)	(3,476,983)
Total Futures Contracts – Interest Rate Risk				$573,471	$573,471

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
05/31/2018	Barclays Bank PLC	CLP	36,419,000,000	USD	58,174,999	$552,734
05/31/2018	Barclays Bank PLC	EUR	25,091,000	USD	29,350,891	17,002
05/31/2018	Barclays Bank PLC	GBP	68,227	USD	95,413	4,733
05/31/2018	Barclays Bank PLC	JPY	11,165,815,860	USD	103,199,228	543,938
05/31/2018	BNP Paribas S.A.	CLP	12,547,000,000	USD	19,994,582	142,676
05/31/2018	Citigroup Global Markets Inc.	CLP	23,872,000,000	USD	39,239,646	1,469,287
05/31/2018	Deutsche Bank Securities Inc.	EUR	67,288,242	CHF	80,000,000	2,502,148
05/31/2018	Deutsche Bank Securities Inc.	EUR	33,805,157	USD	40,845,588	1,323,979
05/31/2018	Deutsche Bank Securities Inc.	USD	35,635,321	JPY	3,922,736,100	429,183
05/31/2018	Goldman Sachs International	EUR	1,019,561	USD	1,259,961	67,993
05/31/2018	JPMorgan Chase Bank, N.A.	CHF	60,599,404	USD	65,304,319	3,819,534
05/31/2018	JPMorgan Chase Bank, N.A.	JPY	4,249,061,000	USD	40,113,485	1,048,844
05/31/2018	JPMorgan Chase Bank, N.A.	NZD	57,365,294	USD	42,000,000	1,855,767
05/31/2018	JPMorgan Chase Bank, N.A.	USD	39,924,352	NZD	57,365,294	219,881
05/31/2018	Morgan Stanley & Co. LLC	JPY	2,637,906,900	USD	24,969,113	716,958
05/31/2018	Morgan Stanley & Co. LLC	USD	816,658	EUR	702,903	5,106
05/31/2018	Morgan Stanley & Co. LLC	USD	90,566	GBP	68,227	114
05/31/2018	Nomura International PLC	JPY	4,224,520,000	USD	40,000,000	1,160,982
05/31/2018	RBC Capital Markets Corp.	CAD	52,099,715	USD	40,430,000	248,205
07/16/2018	UBS	EUR	30,400,000	CHF	36,104,864	1,118,171
07/17/2018	Deutsche Bank Securities Inc.	CHF	28,638,912	USD	29,454,507	268,609
07/17/2018	Deutsche Bank Securities Inc.	GBP	20,941,000	CHF	28,638,912	1,284,141
08/15/2018	Morgan Stanley & Co. International PLC	MXN	465,450,000	USD	23,200,000	160,727
08/31/2018	Barclays Bank PLC	EUR	67,288,242	USD	79,269,923	35,454
08/31/2018	Deutsche Bank Securities Inc.	USD	41,000,000	CHF	40,287,420	216,186
08/31/2018	Deutsche Bank Securities Inc.	USD	155,798,382	JPY	17,038,703,100	1,851,330
08/31/2018	Merrill Lynch International	USD	70,676,344	CHF	69,614,079	542,583
08/31/2018	Merrill Lynch International	USD	45,000,000	JPY	4,925,497,500	572,909
Subtotal—Appreciation						22,179,174
05/31/2018	Barclays Bank PLC	USD	60,083,923	CLP	36,419,000,000	(2,461,658)
05/31/2018	Barclays Bank PLC	USD	78,705,711	EUR	67,288,242	(39,027)
05/31/2018	Barclays Bank PLC	USD	30,000,000	JPY	3,261,597,000	(13,818)
05/31/2018	BNP Paribas S.A.	USD	20,000,000	CLP	12,547,000,000	(148,094)
05/31/2018	BNP Paribas S.A.	USD	42,000,000	EUR	33,805,157	(2,478,391)
05/31/2018	BNP Paribas S.A.	USD	60,000,000	JPY	6,334,624,000	(1,761,295)
05/31/2018	Canadian Imperial Bank of Commerce	USD	40,448,362	CAD	52,099,715	(266,567)
05/31/2018	Citigroup Global Markets Inc.	USD	38,041,815	CLP	23,872,000,000	(271,456)
05/31/2018	Deutsche Bank Securities Inc.	CHF	39,997,200	USD	40,000,000	(581,575)
05/31/2018	Deutsche Bank Securities Inc.	JPY	17,038,703,100	USD	154,784,730	(1,864,191)
05/31/2018	Goldman Sachs International	USD	31,518,125	EUR	25,407,658	(1,814,032)
05/31/2018	JPMorgan Chase Bank, N.A.	CAD	52,737,846	USD	40,659,088	(14,864)
05/31/2018	JPMorgan Chase Bank, N.A.	CHF	90,000,000	JPY	9,854,370,000	(716,700)

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts – (continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
05/31/2018	JPMorgan Chase Bank, N.A.	USD	42,000,000	CAD	52,737,846	$(1,326,048)
05/31/2018	JPMorgan Chase Bank, N.A.	USD	115,302,231	CHF	110,596,604	(3,089,767)
05/31/2018	JPMorgan Chase Bank, N.A.	USD	80,000,000	JPY	8,699,600,000	(18,388)
05/31/2018	Morgan Stanley & Co. LLC	USD	67,686,097	JPY	7,243,079,760	(1,095,311)
07/16/2018	UBS	CHF	36,104,864	USD	36,161,348	(629,733)
07/16/2018	UBS	USD	35,993,600	EUR	30,400,000	(320,690)
07/17/2018	Deutsche Bank Securities Inc.	USD	29,398,442	GBP	20,941,000	(1,496,685)
08/15/2018	Morgan Stanley & Co. International PLC	USD	24,487,058	MXN	465,450,000	(1,447,785)
08/31/2018	Barclays Bank PLC	USD	42,000,000	CHF	40,982,172	(73,045)
08/31/2018	Barclays Bank PLC	USD	20,133,830	CLP	12,547,000,000	(281,174)
08/31/2018	Barclays Bank PLC	USD	29,451,625	EUR	25,000,000	(13,172)
08/31/2018	BNP Paribas S.A.	USD	52,215,724	EUR	44,000,000	(404,047)
08/31/2018	Deutsche Bank Securities Inc.	GBP	60,000	USD	79,875	(231)
08/31/2018	Deutsche Bank Securities Inc.	JPY	3,922,736,100	USD	35,868,689	(426,222)
08/31/2018	JPMorgan Chase Bank, N.A.	CHF	49,997,200	USD	50,690,186	(459,625)
08/31/2018	Morgan Stanley & Co. International PLC	EUR	972,903	USD	1,136,122	(9,508)
08/31/2018	Morgan Stanley & Co. International PLC	GBP	68,227	USD	90,960	(130)
Subtotal—Depreciation						(23,523,229)
Total Open Forward Foreign Currency Contracts—Currency Risk						$(1,344,055)

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	2.870%	Semi- Annually	07/20/2025	$ 175,000,000	$ –	$ 381,031	$ 381,031
Pay	3 Month USD LIBOR	Quarterly	3.099	Semi- Annually	07/20/2025	108,400,000	–	1,822,096	1,822,096
Pay	3 Month USD LIBOR	Quarterly	3.030	Semi- Annually	07/26/2028	105,000,000	–	1,361,054	1,361,054
Pay	3 Month USD LIBOR	Quarterly	3.148	Semi- Annually	07/26/2028	34,000,000	–	793,497	793,497
Subtotal - Appreciation							–	4,357,678	4,357,678
Pay	3 Month USD LIBOR	Quarterly	2.498	Semi- Annually	12/19/2026	54,200,000	–	(1,576,231)	(1,576,231)
Pay	3 Month USD LIBOR	Quarterly	2.351	Semi- Annually	02/13/2027	27,000,000	–	(1,115,875)	(1,115,875)
Pay	3 Month USD LIBOR	Quarterly	2.500	Semi- Annually	03/07/2027	77,400,000	–	(2,300,086)	(2,300,086)
Subtotal - Depreciation							–	(4,992,192)	(4,992,192)
Total Centrally Cleared Interest Rate Swap Agreements—Interest Rate Risk							$ –	$ (634,514)	$ (634,514)

Abbreviations:

CAD — Canadian Dollar	EUR — Euro	LIBOR — London Interbank Offered Rate
CHF — Swiss Franc	GBP — British Pound Sterling	MXN — Mexican New Peso
CLP — Chilean Peso	IDR — Indonesian Rupiah	NZD — New Zealand Dollar
CNY — Chinese Yuan	JPY — Japanese Yen	USD — United States Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Core Plus Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

Invesco Core Plus Bond Fund

E.	Foreign Currency Translations – (continued)

Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

H.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also

Invesco Core Plus Bond Fund

H.	Dollar Rolls and Forward Commitment Transactions – (continued)

involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

I.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$2,425,570,403	$0	$2,425,570,403
U.S. Government Sponsored Agency Mortgage- Backed Securities	—	737,211,658	—	737,211,658
Asset-Backed Securities	—	649,192,846	—	649,192,846
U.S. Treasury Securities	—	363,948,886	—	363,948,886
Preferred Stocks	76,754,538	1,215,510	—	77,970,048
Agency Credit Risk Transfer Notes	—	32,936,059	—	32,936,059
Variable Rate Senior Loan Interests	—	23,347,937	—	23,347,937
Non-U.S. Dollar Denominated Bonds & Notes	—	1,206,090	—	1,206,090
Municipal Obligations	—	1,316,164	—	1,316,164
Common Stocks & Other Equity Interests	—	11,644	0	11,644
Money Market Funds	431,824,021	—	—	431,824,021
Options Purchased	3,096,438	4,793,537	—	7,889,975
Investments Matured	—	144,155	—	144,155
Total Investments in Securities	511,674,997	4,240,894,889	0	4,752,569,886
Other Investments – Assets*
Forward Foreign Currency Contracts	—	22,179,174	—	22,179,174
Futures Contracts	4,050,454	—	—	4,050,454
Swap Agreements	—	4,357,678	—	4,357,678
	4,050,454	26,536,852	—	30,587,306
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(23,523,229)	—	(23,523,229)
Futures Contracts	(3,476,983)	—	—	(3,476,983)
Options Written	(597,240)	—	—	(597,240)
Swap Agreements	—	(4,992,192)	—	(4,992,192)
	(4,074,223)	(28,515,421)	—	(32,589,644)
Total Other Investments	(23,769)	(1,978,569)	—	(2,002,338)
Total Investments	$511,651,228	$4,238,916,320	$0	$4,750,567,548
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Derivative Assets		Value
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$—	$4,050,454	$4,050,454
Unrealized appreciation on swap agreements—Centrally Cleared	—	—	—	4,357,678	4,357,678
Options purchased, at value—Exchange-Traded(a)	—	—	3,096,438	—	3,096,438
Options purchased, at value—OTC(a)	—	2,462,869	—	2,330,668	4,793,537
Unrealized appreciation on forward foreign currency contracts outstanding	—	22,179,174	—	—	22,179,174
Total Derivative Assets	—	24,642,043	3,096,438	10,738,800	38,477,281
Derivatives not subject to master netting agreements	—	—	(3,096,438)	(8,408,132)	(11,504,570)
Total Derivative Assets subject to master netting agreements	$—	$24,642,043	$—	$2,330,668	$26,972,711

Derivative Liabilities		Value
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$—	$—	$(3,476,983)	$(3,476,983)
Unrealized depreciation on swap agreements—Centrally Cleared	—	—	—	(4,992,192)	(4,992,192)
Options written, at value—Exchange-Traded	—	—	(111,798)	—	(111,798)
Options written, at value—OTC	(171,273)	(314,169)	—	—	(485,442)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(23,523,229)	—	—	(23,523,229)
Total Derivative Liabilities	(171,273)	(23,837,398)	(111,798)	(8,469,175)	(32,589,644)
Derivatives not subject to master netting agreements	—	—	111,798	8,469,175	8,580,973
Total Derivative Liabilities subject to master netting agreements	$(171,273)	$(23,837,398)	$—	$—	$(24,008,671)

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the nine months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(12,293,977)	$—	$—	$(12,293,977)
Futures contracts	—	—	—	(3,699,030)	(3,699,030)
Options purchased(a)	5,045,413	(4,326,206)	(120,609)	(923,746)	(325,148)
Options written	—	1,562,010	(3,308)	—	1,558,702
Swap agreements	(1,355,717)	—	—	(8,643,609)	(9,999,326)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(4,204,693)	—	—	(4,204,693)
Futures contracts	—	—	—	(681,922)	(681,922)
Options purchased(a)	—	(2,061,921)	(145,836)	(1,416,089)	(3,623,846)
Options written	2,227	(46,458)	20,202	—	(24,029)
Swap agreements	—	—	—	(5,578,230)	(5,578,230)
Total	$3,691,923	$(21,371,245)	$(249,551)	$(20,942,626)	$(38,871,499)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

Invesco Core Plus Bond Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,397,198,072	$658,096,167	$730,860,568	$87,119,611	$464,017,201

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	MS-EWSP-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.47%

Advertising–0.39%

Interpublic Group of Cos., Inc. (The)	669,805	$15,137,593
Omnicom Group Inc.	217,393	15,669,687
		30,807,280

Aerospace & Defense–2.51%

Arconic Inc.	636,302	11,230,730
Boeing Co. (The)	45,211	15,921,506
General Dynamics Corp.	69,703	14,059,792
Harris Corp.	101,625	15,291,514
Huntington Ingalls Industries, Inc.	60,706	13,420,275
L3 Technologies, Inc.	76,180	15,108,779
Lockheed Martin Corp.	47,074	14,806,656
Northrop Grumman Corp.	45,842	15,001,795
Raytheon Co.	74,616	15,632,052
Rockwell Collins, Inc.	116,299	15,992,276
Textron Inc.	265,371	17,668,401
TransDigm Group, Inc.	54,891	18,339,632
United Technologies Corp.	119,552	14,922,481
		197,395,889

Agricultural & Farm Machinery–0.18%

Deere & Co.	95,446	14,270,131

Agricultural Products–0.21%

Archer-Daniels-Midland Co.	370,171	16,183,876

Air Freight & Logistics–0.85%

C.H. Robinson Worldwide, Inc.	174,716	15,200,292
Expeditors International of Washington, Inc.	247,581	18,439,833
FedEx Corp.	64,860	16,157,923
United Parcel Service, Inc. -Class B	145,210	16,861,785
		66,659,833

Airlines–0.92%

Alaska Air Group, Inc.	247,352	15,041,475
American Airlines Group Inc.	285,864	12,446,519
Delta Air Lines, Inc.	285,762	15,445,436
Southwest Airlines Co.	268,482	13,714,060
United Continental Holdings Inc. (b)	224,017	15,589,343
		72,236,833

Alternative Carriers–0.21%

CenturyLink Inc.	893,448	16,278,623

Apparel Retail–1.03%

Foot Locker, Inc.	376,608	20,325,534
Gap, Inc. (The)	484,682	13,561,402
L Brands, Inc.	379,281	12,861,419
Ross Stores, Inc.	208,134	16,417,610
TJX Cos., Inc. (The)	193,884	17,511,603
		80,677,568

	Shares	Value

Apparel, Accessories & Luxury Goods–1.51%

Hanesbrands, Inc. (c)	801,022	$14,602,631
Michael Kors Holdings Ltd. (b)	261,049	14,981,602
PVH Corp.	112,031	17,924,960
Ralph Lauren Corp.	151,440	20,380,795
Tapestry, Inc.	305,362	13,350,427
Under Armour, Inc. -Class A (b)(c)	498,315	10,414,783
Under Armour, Inc. -Class C (b)(c)	496,190	9,387,915
VF Corp.	217,807	17,677,216
		118,720,329

Application Software–1.70%

Adobe Systems Inc. (b)	72,490	18,070,307
ANSYS, Inc. (b)	93,634	15,243,615
Autodesk, Inc. (b)	115,014	14,848,308
Cadence Design Systems, Inc. (b)	403,942	17,147,338
Citrix Systems, Inc. (b)	167,819	17,725,043
Intuit Inc.	90,468	18,238,349
salesforce.com, inc. (b)	125,801	16,269,843
Synopsys, Inc. (b)	178,629	15,731,856
		133,274,659

Asset Management & Custody Banks–1.63%

Affiliated Managers Group, Inc.	81,731	13,016,479
Ameriprise Financial, Inc.	99,487	13,791,883
Bank of New York Mellon Corp. (The)	280,070	15,333,833
BlackRock, Inc.	27,770	14,835,567
Franklin Resources, Inc.	396,155	13,298,923
Invesco Ltd. (d)	464,323	12,685,304
Northern Trust Corp.	144,790	14,843,871
State Street Corp.	145,937	14,026,005
T. Rowe Price Group Inc.	136,295	16,548,939
		128,380,804

Auto Parts & Equipment–0.41%

Aptiv PLC	173,712	16,936,920
BorgWarner, Inc.	310,870	15,164,239
		32,101,159

Automobile Manufacturers–0.45%

Ford Motor Co.	1,493,799	17,253,378
General Motors Co.	423,584	18,087,037
		35,340,415

Automotive Retail–0.87%

Advance Auto Parts, Inc.	134,850	17,344,407
AutoZone, Inc. (b)	24,307	15,783,021
CarMax, Inc. (b)(c)	256,742	17,694,659
O’Reilly Automotive, Inc. (b)	63,982	17,237,390
		68,059,477

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–1.61%
AbbVie Inc.	134,364	$13,293,974
Alexion Pharmaceuticals, Inc. (b)	127,533	14,810,407
Amgen Inc.	83,874	15,065,448
Biogen Inc. (b)	56,023	16,468,521
Celgene Corp. (b)	173,177	13,625,567
Gilead Sciences, Inc.	198,568	13,383,483
Incyte Corp. (b)	170,099	11,612,659
Regeneron Pharmaceuticals, Inc. (b)	46,907	14,087,110
Vertex Pharmaceuticals Inc. (b)	90,935	14,003,990
		126,351,159

Brewers–0.15%

Molson Coors Brewing Co. -Class B	197,662	12,185,862

Broadcasting–0.38%

CBS Corp. -Class B	307,176	15,472,455
Discovery, Inc. -Class A (b)(c)	233,608	4,926,793
Discovery, Inc. -Class C (b)	461,425	9,122,372
		29,521,620

Building Products–0.91%

A.O. Smith Corp.	241,065	15,203,970
Allegion PLC	183,791	14,047,146
Fortune Brands Home & Security, Inc.	252,336	14,173,713
Johnson Controls International PLC	415,890	13,957,268
Masco Corp.	377,317	14,062,605
		71,444,702

Cable & Satellite–0.47%

Charter Communications, Inc. -Class A(b)	46,112	12,037,077
Comcast Corp. -Class A	431,684	13,459,907
DISH Network Corp. -Class A(b)	393,239	11,620,212
		37,117,196

Casinos & Gaming–0.39%

MGM Resorts International	435,673	13,701,916
Wynn Resorts Ltd.	84,855	16,632,428
		30,334,344

Commodity Chemicals–0.20%

LyondellBasell Industries N.V. -Class A	142,753	16,005,466

Communications Equipment–0.84%

Cisco Systems, Inc.	353,282	15,088,674
F5 Networks, Inc. (b)	108,681	18,813,768
Juniper Networks, Inc.	606,449	16,155,801
Motorola Solutions, Inc.	146,928	15,771,252
		65,829,495

Computer & Electronics Retail–0.19%

Best Buy Co., Inc.	217,128	14,818,986

Construction & Engineering–0.59%

Fluor Corp.	273,896	13,349,691
Jacobs Engineering Group Inc.	263,625	17,082,900

	Shares	Value

Construction & Engineering–(continued)

Quanta Services, Inc. (b)	445,358	$16,037,342
		46,469,933

Construction Machinery & Heavy Trucks–0.56%

Caterpillar Inc.	101,285	15,386,204
Cummins Inc.	98,715	14,056,029
PACCAR Inc.	232,060	14,441,094
		43,883,327

Construction Materials–0.43%

Martin Marietta Materials, Inc.	76,624	17,077,191
Vulcan Materials Co.	132,247	16,893,232
		33,970,423

Consumer Electronics–0.20%

Garmin Ltd.	262,804	15,791,892

Consumer Finance–0.98%

American Express Co.	161,821	15,907,004
Capital One Financial Corp.	159,028	14,948,632
Discover Financial Services	204,392	15,096,393
Navient Corp.	1,156,454	15,970,630
Synchrony Financial	429,947	14,889,065
		76,811,724

Copper–0.19%

Freeport-McMoRan Inc.	869,693	14,697,812

Data Processing & Outsourced Services–2.23%

Alliance Data Systems Corp.	67,010	14,127,048
Automatic Data Processing, Inc.	134,884	17,537,618
Fidelity National Information Services, Inc.	159,059	16,259,011
Fiserv, Inc. (b)	216,264	15,700,766
Global Payments Inc.	136,737	15,199,685
Mastercard Inc. -Class A	87,471	16,629,987
Paychex, Inc.	240,956	15,801,894
PayPal Holdings, Inc. (b)	198,592	16,298,445
Total System Services, Inc.	176,641	15,048,047
Visa Inc. -Class A	128,731	16,827,716
Western Union Co. (The)	794,668	15,805,947
		175,236,164

Department Stores–0.66%

Kohl’s Corp.	254,540	16,990,545
Macy’s, Inc.	555,001	19,375,085
Nordstrom, Inc.	320,633	15,720,636
		52,086,266

Distillers & Vintners–0.41%

Brown-Forman Corp. -Class B	291,160	16,468,009
Constellation Brands, Inc. -Class A	69,585	15,523,022
		31,991,031

Distributors–0.36%

Genuine Parts Co.	173,056	15,711,754
LKQ Corp. (b)	404,350	12,846,200
		28,557,954

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Diversified Banks–0.92%
Bank of America Corp.	489,867	$14,225,738
Citigroup Inc.	210,595	14,044,581
JPMorgan Chase & Co.	135,787	14,530,567
U.S. Bancorp	289,949	14,494,550
Wells Fargo & Co.	275,260	14,861,287
		72,156,723

Diversified Chemicals–0.38%

DowDuPont Inc.	221,908	14,226,522
Eastman Chemical Co.	146,659	15,298,000
		29,524,522

Diversified Support Services–0.21%

Cintas Corp.	89,895	16,383,364

Drug Retail–0.18%

Walgreens Boots Alliance, Inc.	227,031	14,164,464

Electric Utilities–2.98%

Alliant Energy Corp.	414,064	17,150,531
American Electric Power Co., Inc.	244,149	16,589,924
Duke Energy Corp.	210,540	16,245,266
Edison International	269,929	16,778,787
Entergy Corp.	208,757	16,890,529
Eversource Energy	280,021	15,983,599
Exelon Corp.	427,424	17,691,079
FirstEnergy Corp.	490,917	16,897,363
NextEra Energy, Inc.	103,535	17,167,138
PG&E Corp.	381,357	16,524,199
Pinnacle West Capital Corp.	209,851	16,706,238
PPL Corp.	582,005	15,900,377
Southern Co. (The)	366,280	16,445,972
Xcel Energy, Inc.	370,342	16,857,968
		233,828,970

Electrical Components & Equipment–0.92%

Acuity Brands, Inc.	104,973	12,413,057
AMETEK, Inc.	203,432	14,856,639
Eaton Corp. PLC	192,788	14,763,705
Emerson Electric Co.	221,785	15,711,250
Rockwell Automation, Inc.	84,747	14,865,471
		72,610,122

Electronic Components–0.38%

Amphenol Corp. -Class A	173,393	15,073,054
Corning Inc.	535,531	14,550,377
		29,623,431

Electronic Equipment & Instruments–0.21%

FLIR Systems, Inc.	310,990	16,762,361

Electronic Manufacturing Services–0.38%

IPG Photonics Corp. (b)	64,298	15,513,178
TE Connectivity Ltd.	151,569	14,108,043
		29,621,221

Environmental & Facilities Services–0.59%

Republic Services, Inc.	232,633	15,686,443
Stericycle, Inc. (b)	247,849	15,738,411

	Shares	Value

Environmental & Facilities Services–(continued)

Waste Management, Inc.	183,791	$15,201,354
		46,626,208

Fertilizers & Agricultural Chemicals–0.82%

CF Industries Holdings, Inc.	386,227	15,889,379
FMC Corp.	191,842	16,707,520
Monsanto Co.	129,773	16,540,866
Mosaic Co. (The)	567,378	15,597,221
		64,734,986

Financial Exchanges & Data–1.40%

Cboe Global Markets, Inc.	128,700	12,555,972
CME Group Inc. -Class A	93,503	15,231,639
Intercontinental Exchange, Inc.	211,652	15,004,010
Moody’s Corp.	94,256	16,077,246
MSCI Inc.	111,791	18,173,863
Nasdaq, Inc.	185,235	17,015,687
S&P Global Inc.	82,213	16,237,067
		110,295,484

Food Distributors–0.22%

Sysco Corp.	261,560	17,009,247

Food Retail–0.21%

Kroger Co. (The)	665,633	16,194,851

Footwear–0.22%

NIKE, Inc. -Class B	241,756	17,358,081

General Merchandise Stores–0.60%

Dollar General Corp.	184,362	16,127,988
Dollar Tree, Inc. (b)	172,906	14,280,306
Target Corp.	227,385	16,574,093
		46,982,387

Gold–0.21%

Newmont Mining Corp.	425,044	16,546,963

Health Care Distributors–0.71%

AmerisourceBergen Corp.	161,903	13,298,712
Cardinal Health, Inc.	225,244	11,732,960
Henry Schein, Inc. (b)	234,230	16,208,716
McKesson Corp.	102,884	14,603,355
		55,843,743

Health Care Equipment–3.03%

Abbott Laboratories	252,019	15,506,729
ABIOMED, Inc. (b)	37,113	14,145,249
Baxter International Inc.	232,666	16,482,059
Becton, Dickinson and Co.	70,884	15,707,185
Boston Scientific Corp. (b)	561,613	17,067,419
Danaher Corp.	154,506	15,339,356
Edwards Lifesciences Corp. (b)	115,047	15,797,104
Hologic, Inc. (b)	405,065	15,347,913
IDEXX Laboratories, Inc. (b)	78,891	16,425,895
Intuitive Surgical, Inc. (b)	36,390	16,727,391
Medtronic PLC	192,765	16,639,475
ResMed Inc.	160,799	16,531,745
Stryker Corp.	96,318	16,761,258

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Health Care Equipment–(continued)
Varian Medical Systems, Inc. (b)	126,656	$14,928,943
Zimmer Biomet Holdings, Inc.	132,619	14,788,345
		238,196,066

Health Care Facilities–0.39%

HCA Healthcare, Inc.	154,268	15,911,202
Universal Health Services, Inc. -Class B	126,546	14,550,259
		30,461,461

Health Care REITs–0.66%

HCP, Inc.	709,223	17,000,075
Ventas, Inc.	322,569	17,631,621
Welltower Inc.	299,261	17,252,397
		51,884,093

Health Care Services–1.18%

CVS Health Corp.	231,390	14,667,812
DaVita Inc. (b)	221,203	14,785,209
Envision Healthcare Corp. (b)	373,710	16,024,685
Express Scripts Holding Co. (b)	198,494	15,047,830
Laboratory Corp. of America Holdings (b)	91,199	16,469,627
Quest Diagnostics Inc.	149,812	15,959,472
		92,954,635

Health Care Supplies–0.59%

Align Technology, Inc. (b)	58,984	19,579,739
Cooper Cos., Inc. (The)	63,748	14,426,810
DENTSPLY SIRONA Inc.	277,933	12,176,244
		46,182,793

Health Care Technology–0.19%

Cerner Corp. (b)	246,933	14,736,961

Home Entertainment Software–0.59%

Activision Blizzard, Inc.	204,914	14,530,452
Electronic Arts Inc. (b)	124,744	16,330,237
Take-Two Interactive Software, Inc. (b)	137,452	15,405,620
		46,266,309

Home Furnishings–0.35%

Leggett & Platt, Inc.	345,366	14,263,616
Mohawk Industries, Inc. (b)	65,421	13,348,501
		27,612,117

Home Improvement Retail–0.43%

Home Depot, Inc. (The)	87,990	16,414,535
Lowe’s Cos., Inc.	183,643	17,447,921
		33,862,456

Homebuilding–0.58%

D.R. Horton, Inc.	365,946	15,446,581
Lennar Corp. -Class A	268,078	13,870,356
PulteGroup Inc.	533,570	16,140,492
		45,457,429

Hotel & Resort REITs–0.23%

Host Hotels & Resorts Inc.	847,617	18,333,956

	Shares	Value

Hotels, Resorts & Cruise Lines–0.94%

Carnival Corp.	237,563	$14,795,424
Hilton Worldwide Holdings Inc.	196,740	15,878,886
Marriott International Inc. -Class A	111,859	15,141,234
Norwegian Cruise Line Holdings Ltd. (b)	280,462	14,679,381
Royal Caribbean Cruises Ltd.	126,586	13,288,998
		73,783,923

Household Appliances–0.18%

Whirlpool Corp.	97,698	14,141,785

Household Products–0.93%

Church & Dwight Co., Inc.	316,830	14,875,169
Clorox Co. (The)	121,823	14,719,873
Colgate-Palmolive Co.	224,991	14,194,682
Kimberly-Clark Corp.	143,187	14,440,409
Procter & Gamble Co. (The)	199,631	14,607,000
		72,837,133

Housewares & Specialties–0.18%

Newell Brands, Inc.	586,693	13,834,221

Human Resource & Employment Services–0.21%

Robert Half International, Inc.	264,888	16,868,068

Hypermarkets & Super Centers–0.40%

Costco Wholesale Corp.	84,995	16,849,409
Walmart Inc.	180,663	14,911,924
		31,761,333

Independent Power Producers & Energy Traders–0.47%

AES Corp. (The)	1,477,277	18,835,282
NRG Energy, Inc.	538,771	18,442,131
		37,277,413

Industrial Conglomerates–0.75%

3M Co.	66,411	13,098,242
General Electric Co.	1,072,855	15,105,798
Honeywell International Inc.	103,938	15,373,470
Roper Technologies, Inc.	56,231	15,507,947
		59,085,457

Industrial Gases–0.39%

Air Products and Chemicals, Inc.	93,678	15,120,566
Praxair, Inc.	100,120	15,644,751
		30,765,317

Industrial Machinery–1.86%

Dover Corp.	193,370	14,930,098
Flowserve Corp.	351,655	14,537,418
Fortive Corp.	199,681	14,514,812
Illinois Tool Works Inc.	94,118	13,524,757
Ingersoll-Rand PLC	178,829	15,654,691
Parker-Hannifin Corp.	85,906	14,681,335
Pentair PLC (United Kingdom)	336,306	14,676,394
Snap-on Inc.	104,500	15,447,190
Stanley Black & Decker Inc.	100,189	13,950,316
Xylem, Inc.	201,666	14,197,286
		146,114,297

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Industrial REITs–0.43%
Duke Realty Corp.	622,222	$17,496,883
Prologis, Inc.	251,663	16,194,514
		33,691,397

Insurance Brokers–0.76%

Aon PLC	108,277	15,144,704
Arthur J. Gallagher & Co.	220,686	14,627,068
Marsh & McLennan Cos., Inc.	186,659	15,001,784
Willis Towers Watson PLC	97,650	14,759,797
		59,533,353

Integrated Oil & Gas–0.71%

Chevron Corp.	136,737	16,996,409
Exxon Mobil Corp.	214,973	17,464,407
Occidental Petroleum Corp.	251,742	21,196,676
		55,657,492

Integrated Telecommunication Services–0.38%

AT&T Inc.	432,616	13,982,149
Verizon Communications Inc.	327,044	15,590,188
		29,572,337

Internet & Direct Marketing Retail–1.09%

Amazon.com, Inc. (b)(e)	10,151	16,542,273
Booking Holdings Inc. (b)	7,384	15,572,265
Expedia Group, Inc.	142,829	17,286,594
Netflix, Inc. (b)	48,359	17,003,024
TripAdvisor, Inc. (b)	372,494	19,421,837
		85,825,993

Internet Software & Services–1.00%

Akamai Technologies, Inc. (b)	210,706	15,883,018
Alphabet Inc. -Class A (b)	6,862	7,548,200
Alphabet Inc. -Class C (b)(e)	6,950	7,540,680
eBay Inc. (b)	365,862	13,800,315
Facebook, Inc. -Class A (b)	86,532	16,595,107
VeriSign, Inc. (b)	133,059	17,356,216
		78,723,536

Investment Banking & Brokerage–0.97%

Charles Schwab Corp. (The)	277,788	15,450,569
E*TRADE Financial Corp. (b)	280,021	17,739,330
Goldman Sachs Group, Inc. (The)	59,195	13,370,967
Morgan Stanley	273,196	13,698,047
Raymond James Financial, Inc.	162,313	15,672,943
		75,931,856

IT Consulting & Other Services–0.96%

Accenture PLC -Class A	99,240	15,455,638
Cognizant Technology Solutions Corp. -Class A	189,215	14,257,350
DXC Technology Co.	150,191	13,834,093
Gartner, Inc. (b)	130,513	17,324,296
International Business Machines Corp.	100,611	14,217,340
		75,088,717

Leisure Products–0.41%

Hasbro, Inc.	175,250	15,202,938

	Shares	Value

Leisure Products–(continued)
Mattel, Inc. (c)	1,080,449	$16,768,568
		31,971,506

Life & Health Insurance–1.46%

Aflac, Inc.	349,660	15,755,680
Brighthouse Financial, Inc. (b)	297,594	14,019,653
Lincoln National Corp.	203,639	13,499,229
MetLife, Inc.	335,042	15,408,582
Principal Financial Group, Inc.	254,217	14,185,309
Prudential Financial, Inc.	145,316	14,072,401
Torchmark Corp.	183,517	15,567,747
Unum Group	313,117	12,152,071
		114,660,672

Life Sciences Tools & Services–1.34%

Agilent Technologies, Inc.	225,339	13,952,991
Illumina, Inc. (b)	64,082	17,458,500
IQVIA Holdings Inc. (b)	151,784	15,015,991
Mettler-Toledo International Inc. (b)	26,020	14,330,255
PerkinElmer, Inc.	202,328	15,039,040
Thermo Fisher Scientific, Inc.	73,561	15,320,549
Waters Corp. (b)	75,356	14,515,073
		105,632,399

Managed Health Care–1.26%

Aetna Inc.	90,361	15,915,283
Anthem, Inc.	68,850	15,244,767
Centene Corp. (b)	156,131	18,292,308
Cigna Corp.	92,457	15,659,442
Humana Inc.	58,819	17,115,153
UnitedHealth Group Inc.	71,101	17,171,602
		99,398,555

Metal & Glass Containers–0.18%

Ball Corp.	383,363	14,165,263

Motorcycle Manufacturers–0.19%

Harley-Davidson, Inc.	361,408	14,846,641

Movies & Entertainment–0.77%

Time Warner Inc.	168,260	15,843,362
Twenty-First Century Fox, Inc. -Class A	301,090	11,607,019
Twenty-First Century Fox, Inc. -Class B	125,458	4,788,732
Viacom Inc. -Class B	489,867	13,275,396
Walt Disney Co. (The)	153,045	15,223,386
		60,737,895

Multi-Line Insurance–0.78%

American International Group, Inc.	283,337	14,957,360
Assurant, Inc.	176,505	16,476,742
Hartford Financial Services Group, Inc. (The)	285,558	14,943,250
Loews Corp.	309,908	15,145,204
		61,522,556

Multi-Sector Holdings–0.37%

Berkshire Hathaway Inc. -Class B (b)	75,271	14,416,655
Jefferies Financial Group Inc.	654,222	14,314,377
		28,731,032

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Utilities–2.29%
Ameren Corp.	296,878	$17,572,209
CenterPoint Energy, Inc.	590,802	15,437,656
CMS Energy Corp.	373,972	17,251,328
Consolidated Edison, Inc.	213,030	16,345,792
Dominion Energy, Inc.	219,959	14,119,168
DTE Energy Co.	159,439	16,331,337
NiSource Inc.	698,103	17,662,006
Public Service Enterprise Group Inc.	340,668	18,048,591
SCANA Corp.	409,620	14,869,206
Sempra Energy	146,942	15,653,731
WEC Energy Group, Inc.	264,713	16,716,626
		180,007,650

Office REITs–0.81%

Alexandria Real Estate Equities, Inc.	127,229	15,893,447
Boston Properties, Inc.	129,658	15,788,455
SL Green Realty Corp.	160,912	15,692,138
Vornado Realty Trust	234,986	16,380,874
		63,754,914

Oil & Gas Drilling–0.20%

Helmerich & Payne, Inc.	239,623	15,906,175

Oil & Gas Equipment & Services–1.08%

Baker Hughes, a GE Co.	530,041	18,334,118
Halliburton Co.	341,103	16,966,463
National Oilwell Varco Inc.	424,931	17,600,642
Schlumberger Ltd.	233,039	16,002,788
TechnipFMC PLC (United Kingdom)	520,742	16,221,114
		85,125,125

Oil & Gas Exploration & Production–3.45%

Anadarko Petroleum Corp.	276,209	19,279,388
Apache Corp.	453,807	18,152,280
Cabot Oil & Gas Corp.	628,074	14,351,491
Cimarex Energy Co.	172,553	16,033,625
Concho Resources Inc. (b)	104,562	14,357,408
ConocoPhillips	291,108	19,617,768
Devon Energy Corp.	489,867	20,363,771
EOG Resources, Inc.	155,918	18,368,700
EQT Corp.	305,653	15,753,356
Hess Corp.	330,756	19,984,278
Marathon Oil Corp.	1,053,118	22,568,319
Newfield Exploration Co. (b)	685,855	20,054,400
Noble Energy, Inc.	515,715	18,411,025
Pioneer Natural Resources Co.	93,443	18,043,843
Range Resources Corp.	1,018,326	16,130,284
		271,469,936

Oil & Gas Refining & Marketing–1.03%

Andeavor	156,895	22,660,345
Marathon Petroleum Corp.	228,260	18,039,388
Phillips 66	167,119	19,467,692
Valero Energy Corp.	169,936	20,596,243
		80,763,668

	Shares	Value

Oil & Gas Storage & Transportation–0.65%

Kinder Morgan, Inc.	981,534	$16,371,987
ONEOK, Inc.	279,679	19,062,921
Williams Cos., Inc. (The)	572,444	15,375,846
		50,810,754

Packaged Foods & Meats–2.00%

Campbell Soup Co. (c)	367,540	12,364,046
Conagra Brands, Inc.	421,135	15,607,263
General Mills, Inc.	311,534	13,174,773
Hershey Co. (The)	159,709	14,380,198
Hormel Foods Corp. (c)	474,776	17,039,711
JM Smucker Co. (The)	123,370	13,262,275
Kellogg Co.	228,162	14,691,351
Kraft Heinz Co. (The)	238,411	13,703,864
McCormick & Co., Inc.	145,000	14,645,000
Mondelez International, Inc. -Class A	362,061	14,218,136
Tyson Foods, Inc. -Class A	211,764	14,287,717
		157,374,334

Paper Packaging–0.96%

Avery Dennison Corp.	136,609	14,348,043
International Paper Co.	290,159	15,523,507
Packaging Corp. of America	133,725	15,712,688
Sealed Air Corp.	358,979	15,637,125
WestRock Co.	238,980	14,071,142
		75,292,505

Personal Products–0.35%

Coty Inc. -Class A	826,209	10,947,269
Estee Lauder Cos. Inc. (The) -Class A	110,502	16,513,419
		27,460,688

Pharmaceuticals–1.89%

Allergan PLC	101,909	15,367,877
Bristol-Myers Squibb Co.	235,989	12,417,741
Eli Lilly and Co.	201,336	17,121,613
Johnson & Johnson	119,793	14,329,639
Merck & Co., Inc.	290,685	17,304,478
Mylan N.V. (b)	377,051	14,501,382
Nektar Therapeutics (b)	147,945	11,875,545
Perrigo Co. PLC	188,680	13,803,829
Pfizer Inc.	435,910	15,662,246
Zoetis Inc.	189,640	15,872,868
		148,257,218

Property & Casualty Insurance–1.16%

Allstate Corp. (The)	166,910	15,602,747
Chubb Ltd.	111,308	14,546,843
Cincinnati Financial Corp.	208,053	14,432,637
Progressive Corp. (The)	265,503	16,485,081
Travelers Cos., Inc. (The)	112,637	14,476,107
XL Group Ltd. (Bermuda)	287,918	16,002,482
		91,545,897

Publishing–0.19%

News Corp. -Class A	734,858	11,044,916
News Corp. -Class B	233,651	3,609,908
		14,654,824

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Railroads–0.85%
CSX Corp.	276,351	$17,866,092
Kansas City Southern	143,558	15,382,240
Norfolk Southern Corp.	110,137	16,702,276
Union Pacific Corp.	116,756	16,668,086
		66,618,694

Real Estate Services–0.20%

CBRE Group, Inc. -Class A (b)	336,802	15,556,884

Regional Banks–2.45%

BB&T Corp.	286,068	15,018,570
Citizens Financial Group, Inc.	346,486	14,153,953
Comerica Inc.	156,818	14,786,369
Fifth Third Bancorp	468,531	14,327,678
Huntington Bancshares Inc.	971,421	14,445,030
KeyCorp	723,631	14,067,387
M&T Bank Corp.	81,440	14,014,195
People’s United Financial, Inc.	795,456	14,644,345
PNC Financial Services Group, Inc. (The)	98,666	14,149,691
Regions Financial Corp.	797,039	14,537,991
SunTrust Banks, Inc.	220,019	14,853,483
SVB Financial Group (b)	59,206	18,479,969
Zions Bancorp.	281,003	15,401,775
		192,880,436

Reinsurance–0.17%

Everest Re Group, Ltd.	61,032	13,749,899

Research & Consulting Services–0.78%

Equifax Inc.	128,308	14,621,980
IHS Markit Ltd. (b)	326,711	16,100,318
Nielsen Holdings PLC	479,750	14,474,057
Verisk Analytics, Inc. -Class A (b)	151,440	16,088,986
		61,285,341

Residential REITs–1.27%

Apartment Investment & Management Co. -Class A	400,811	16,365,113
AvalonBay Communities, Inc.	99,295	16,437,294
Equity Residential	269,339	17,235,003
Essex Property Trust, Inc.	67,482	16,130,222
Mid-America Apartment Communities, Inc.	179,369	16,781,764
UDR, Inc.	454,837	16,587,905
		99,537,301

Restaurants–1.07%

Chipotle Mexican Grill, Inc. (b)	49,752	21,402,315
Darden Restaurants, Inc.	169,058	14,777,360
McDonald’s Corp.	101,935	16,310,619
Starbucks Corp.	274,177	15,537,611
Yum! Brands, Inc.	193,230	15,715,396
		83,743,301

Retail REITs–1.44%

Federal Realty Investment Trust	137,795	16,382,447
GGP Inc.	758,564	15,383,678
Kimco Realty Corp.	1,106,937	17,113,246
Macerich Co. (The)	276,256	15,368,121
Realty Income Corp.	315,086	16,794,084

	Shares	Value

Retail REITs–(continued)
Regency Centers Corp.	271,208	$15,751,761
Simon Property Group, Inc.	102,371	16,401,882
		113,195,219

Semiconductor Equipment–0.54%

Applied Materials, Inc.	260,159	13,210,874
KLA-Tencor Corp.	132,301	14,980,442
Lam Research Corp.	71,252	14,120,722
		42,312,038

Semiconductors–2.44%

Advanced Micro Devices, Inc. (b)(c)	1,369,954	18,809,469
Analog Devices, Inc.	169,201	16,442,953
Broadcom Inc.	63,158	15,920,237
Intel Corp.	307,117	16,952,858
Microchip Technology Inc. (c)	161,952	15,770,886
Micron Technology, Inc. (b)	293,615	16,909,288
NVIDIA Corp.	65,333	16,476,329
Qorvo, Inc. (b)	187,445	15,042,461
QUALCOMM Inc.	254,298	14,779,800
Skyworks Solutions, Inc.	141,144	13,918,210
Texas Instruments Inc.	143,713	16,082,922
Xilinx, Inc.	210,346	14,326,666
		191,432,079

Soft Drinks–0.76%

Coca-Cola Co. (The)	357,618	15,377,574
Dr Pepper Snapple Group, Inc.	135,891	16,211,796
Monster Beverage Corp. (b)	276,066	14,123,537
PepsiCo, Inc.	142,423	14,277,906
		59,990,813

Specialized Consumer Services–0.20%

H&R Block, Inc.	578,853	15,889,515

Specialized REITs–1.86%

American Tower Corp. -Class A	111,633	15,446,658
Crown Castle International Corp.	144,412	15,040,510
Digital Realty Trust, Inc.	155,404	16,702,822
Equinix, Inc.	40,561	16,096,633
Extra Space Storage Inc.	181,749	17,493,341
Iron Mountain Inc.	482,058	16,047,711
Public Storage	80,157	16,980,459
SBA Communications Corp. -Class A (b)	96,272	15,217,715
Weyerhaeuser Co.	459,795	17,164,147
		146,189,996

Specialty Chemicals–0.94%

Albemarle Corp. (c)	157,512	14,722,647
Ecolab Inc.	118,807	16,943,066
International Flavors & Fragrances Inc.	113,668	13,882,273
PPG Industries, Inc.	136,237	13,749,038
Sherwin-Williams Co. (The)	38,057	14,433,117
		73,730,141

Specialty Stores–0.74%

Tiffany & Co.	157,512	20,599,419
Tractor Supply Co.	245,307	18,228,763

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Stores–(continued)
Ulta Beauty, Inc. (b)	77,837	$19,218,734
		58,046,916

Steel–0.19%

Nucor Corp.	238,660	15,319,585

Systems Software–0.95%

CA, Inc.	431,800	15,432,532
Microsoft Corp.	166,029	16,410,306
Oracle Corp.	302,595	14,137,239
Red Hat, Inc. (b)	103,089	16,743,715
Symantec Corp.	575,527	11,959,451
		74,683,243

Technology Hardware, Storage & Peripherals–1.32%

Apple Inc.	89,056	16,641,895
Hewlett Packard Enterprise Co.	836,558	12,749,144
HP Inc.	650,241	14,324,809
NetApp, Inc.	245,608	16,779,938
Seagate Technology PLC	266,297	15,005,836
Western Digital Corp.	161,009	13,445,862
Xerox Corp.	535,710	14,560,598
		103,508,082

Tires & Rubber–0.17%

Goodyear Tire & Rubber Co. (The)	557,511	13,619,994

Tobacco–0.32%

Altria Group, Inc.	244,149	13,608,865
Philip Morris International Inc.	148,000	11,771,920
		25,380,785

Trading Companies & Distributors–0.58%

Fastenal Co.	276,495	14,717,829
United Rentals, Inc. (b)	84,627	13,503,930
W.W. Grainger, Inc.	57,156	17,660,633
		45,882,392

Trucking–0.21%

J.B. Hunt Transport Services, Inc.	131,595	16,857,319

Water Utilities–0.21%

American Water Works Co., Inc.	197,006	16,379,079
Total Common Stocks & Other Equity Interests
(Cost $5,392,654,445)		7,816,080,523

	Shares	Value

Money Market Funds–0.45%
Invesco Government & Agency Portfolio –Institutional Class, 1.64% (f)	12,356,692	$12,356,692
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (f)	8,825,559	8,827,324
Invesco Treasury Portfolio –Institutional Class, 1.64% (f)	14,121,934	14,121,934
Total Money Market Funds (Cost $35,305,067)		35,305,950

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.92% (Cost $5,427,959,512)		7,851,386,473

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.85%

Invesco Government & Agency Portfolio - Institutional Class, 1.64% (Cost $66,349,582)(f)(g)	66,349,582	66,349,582
TOTAL INVESTMENTS IN SECURITIES–100.77%
(Cost $5,494,309,094)		7,917,736,055
OTHER ASSETS LESS LIABILITIES–(0.77)%		(60,142,929)
NET ASSETS–100.00%		$7,857,593,126

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at May 31, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of May 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

Open Futures Contracts-Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500 Index	348	June–2018	$ 47,075,700	$ 870,914	$ 870,914

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Equally-Weighted S&P 500 Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco Equally-Weighted S&P 500 Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Equally-Weighted S&P 500 Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,816,080,523	$—	$—	$7,816,080,523
Money Market Funds	101,655,532	—	—	101,655,532
Total Investments in Securities	7,917,736,055	—	—	7,917,736,055
Other Investments – Assets*
Futures Contracts	870,914	—	—	870,914
Total Investments	$7,918,606,969	$—	$—	$7,918,606,969

* Unrealized appreciation.

NOTE 3 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended

May 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/18	Dividend Income
Invesco Ltd.	$ 14,195,543	$ 2,816,973	$ (1,919,015)	$ (2,291,317)	$ (116,880)	$ 12,685,304	$ 394,769

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	VK-EQI-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–63.45%

Aerospace & Defense–1.21%

General Dynamics Corp.	869,233	$175,332,988

Asset Management & Custody Banks–1.62%

Northern Trust Corp.	990,338	101,529,452
State Street Corp.	1,379,518	132,585,475
		234,114,927

Automobile Manufacturers–1.60%

General Motors Co.	5,420,397	231,450,952

Biotechnology–1.22%

Amgen Inc.	605,452	108,751,288
Celgene Corp. (b)	856,447	67,385,250
		176,136,538

Building Products–0.54%

Johnson Controls International PLC	2,324,467	78,009,113

Cable & Satellite–1.08%

Charter Communications, Inc. -Class A (b)	254,047	66,316,429
Comcast Corp. -Class A	2,901,092	90,456,048
		156,772,477

Communications Equipment–1.69%

Cisco Systems, Inc.	4,184,976	178,740,325
Juniper Networks, Inc.	2,471,630	65,844,223
		244,584,548

Diversified Banks–8.79%

Bank of America Corp.	13,786,097	400,348,257
Citigroup Inc.	6,794,216	453,106,265
JPMorgan Chase & Co.	3,174,249	339,676,385
Wells Fargo & Co.	1,482,449	80,037,422
		1,273,168,329

Diversified Metals & Mining–0.53%

BHP Billiton Ltd. (Australia)	3,112,141	77,317,648

Drug Retail–1.05%

Walgreens Boots Alliance, Inc.	2,436,172	151,992,771

Electric Utilities–0.29%

FirstEnergy Corp.	1,200,210	41,311,228

Fertilizers & Agricultural Chemicals–0.96%

Mosaic Co. (The)	2,634,286	72,416,522
Nutrien Ltd. (Canada)	1,325,247	67,123,761
		139,540,283

Health Care Distributors–0.97%

McKesson Corp.	994,443	141,151,239

	Shares	Value

Health Care Equipment–2.10%
Baxter International Inc.	1,090,141	$77,225,588
Medtronic PLC	1,426,109	123,101,729
Zimmer Biomet Holdings, Inc.	933,065	104,046,078
		304,373,395

Health Care Services–1.21%

CVS Health Corp.	2,766,838	175,389,861

Home Improvement Retail–0.82%

Kingfisher PLC (United Kingdom)	29,305,280	118,874,325

Hotels, Resorts & Cruise Lines–1.02%

Carnival Corp.	2,370,828	147,655,168

Industrial Machinery–0.74%

Ingersoll-Rand PLC	1,220,203	106,816,571

Insurance Brokers–1.77%

Aon PLC	805,584	112,677,034
Marsh & McLennan Cos., Inc.	738,939	59,388,527
Willis Towers Watson PLC	562,883	85,079,765
		257,145,326

Integrated Oil & Gas–4.06%

BP PLC (United Kingdom)	23,079,571	176,780,358
Occidental Petroleum Corp.	2,394,860	201,647,212
Royal Dutch Shell PLC -Class A (United Kingdom)	6,077,341	210,577,660
		589,005,230

Integrated Telecommunication Services–0.56%

Verizon Communications Inc.	1,709,527	81,493,152

Internet Software & Services–0.93%
eBay Inc. (b)	3,553,958	134,055,296

Investment Banking & Brokerage–3.05%

Charles Schwab Corp. (The)	1,370,002	76,199,511
Goldman Sachs Group, Inc. (The)	458,294	103,519,449
Morgan Stanley	5,236,241	262,545,124
		442,264,084

IT Consulting & Other Services–0.82%

Cognizant Technology Solutions Corp. -Class A	1,579,034	118,980,212

Managed Health Care–0.61%

Anthem, Inc.	401,672	88,938,214

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Shares	Value

Multi-Line Insurance–1.36%

American International Group, Inc.	3,734,740	$197,156,925

Oil & Gas Equipment & Services–1.52%

Baker Hughes, a GE Co.	1,743,929	60,322,504
TechnipFMC PLC (United Kingdom)	5,140,871	160,138,132
		220,460,636

Oil & Gas Exploration & Production–4.67%

Anadarko Petroleum Corp.	2,830,490	197,568,202
Apache Corp.	3,017,409	120,696,360
Canadian Natural Resources Ltd. (Canada)	3,992,045	138,209,856
Devon Energy Corp.	5,305,261	220,539,700
		677,014,118

Other Diversified Financial Services–1.15%

AXA Equitable Holdings, Inc. (b)	3,136,243	66,990,151
Voya Financial, Inc.	1,908,210	99,112,427
		166,102,578

Packaged Foods & Meats–0.80%

Mondelez International, Inc. -Class A	2,962,979	116,356,185

Pharmaceuticals–3.62%

Bristol-Myers Squibb Co.	1,426,282	75,050,959
Merck & Co., Inc.	2,426,915	144,474,250
Novartis AG (Switzerland)	1,388,784	103,038,944
Pfizer Inc.	3,276,079	117,709,519
Sanofi (France)	1,093,808	83,925,736
		524,199,408

Railroads–1.29%

CSX Corp.	2,899,578	187,457,718

Regional Banks–4.22%

Citizens Financial Group, Inc.	5,554,482	226,900,590
Comerica Inc.	479,473	45,209,509
Fifth Third Bancorp	4,077,182	124,680,226
First Horizon National Corp.	3,630,313	67,306,003
PNC Financial Services Group, Inc. (The)	1,025,711	147,097,214
		611,193,542

Semiconductors–1.96%

Intel Corp.	2,451,815	135,340,188
QUALCOMM Inc.	2,569,989	149,367,761
		284,707,949

Systems Software–1.86%

Oracle Corp.	4,731,776	221,068,575
Symantec Corp.	2,331,220	48,442,751
		269,511,326

Tobacco–1.35%

Philip Morris International Inc.	2,461,732	195,806,163

	Shares	Value

Wireless Telecommunication Services–0.41%

Vodafone Group PLC -ADR (United Kingdom)	2,277,602	$59,058,220
Total Common Stocks & Other Equity Interests (Cost $6,696,840,204)		9,194,898,643

	Principal Amount

Bonds & Notes–18.58%

Aerospace & Defense–0.27%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$3,091,000	3,061,334
Northrop Grumman Corp., Sr. Unsec. Global Notes, 1.75%, 06/01/2018	32,345,000	32,345,000
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	4,150,000	4,025,692
		39,432,026

Agricultural & Farm Machinery–0.10%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,360,393

Agricultural Products–0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,851,157

Air Freight & Logistics–0.11%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,589,509
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	9,476,376

United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,314,770
		16,380,655

Airlines–0.17%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,634,108	3,579,051

Continental Airlines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	2,795,323	2,871,636
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,334,962	4,387,328

Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	1,155,361	1,162,294

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Airlines–(continued)

United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	$4,676,535	$4,636,316
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	5,286,000	5,185,682
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	2,605,713	2,665,033
		24,487,340

Application Software–0.75%

Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	21,913,000	32,117,029
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	29,489,000	26,624,704
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	16,761,000	15,571,120
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	6,658,000	9,977,359
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022(c)	22,666,000	25,093,370
		109,383,582

Asset Management & Custody Banks–0.14%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,232,657
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,181,188
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,487,359
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	3,855,000	3,875,876
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,267,420
		20,044,500

Automobile Manufacturers–0.17%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	2,847,000	2,731,828
3.81%, 01/09/2024	4,473,000	4,377,310
4.13%, 08/04/2025	7,006,000	6,885,423
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,813,861
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,726,036
		24,534,458

	Principal Amount	Value

Automotive Retail–0.10%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	$6,415,000	$6,616,830
5.75%, 05/01/2020	7,393,000	7,747,462
		14,364,292

Biotechnology–0.58%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,186,723
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	27,791,055
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	4,735,000	4,798,469
4.63%, 05/15/2044	13,875,000	13,129,014
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	4,988,000	5,180,417
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	17,930,000	25,831,536
		83,917,214

Brewers–0.37%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,694,012
3.30%, 02/01/2023	6,427,000	6,397,560
4.70%, 02/01/2036	10,870,000	11,185,266
4.90%, 02/01/2046	12,141,000	12,650,903
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,444,422
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	3,501,000	3,445,412
4.20%, 07/15/2046	4,057,000	3,625,868
		53,443,443

Broadcasting–0.67%

Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	14,987,000	15,681,243
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	61,171,000	75,833,689
Liberty Formula One, Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	5,397,000	5,792,875
		97,307,807

Cable & Satellite–0.50%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,072,498

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Cable & Satellite–(continued)

Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2038	$8,010,000	$7,339,742
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,015,593
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	47,161,000	41,941,221
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,450,392
5.95%, 04/01/2041	3,365,000	3,849,950
Sky PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.50%, 11/15/2018(c)	2,275,000	2,342,953
		73,012,349

Commodity Chemicals–0.06%

Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	9,338,825

Communications Equipment–0.73%

Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	14,876,000	19,865,336
Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2021(d)	10,562,000	9,580,347
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	23,806,441
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	20,082,000	20,163,613
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024	19,034,000	18,817,412
1.75%, 06/01/2023(c)	14,372,000	14,214,813
		106,447,962

Consumer Finance–0.13%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,376,370
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	10,060,000	9,809,958
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	5,795,000	5,393,789
		18,580,117

Data Processing & Outsourced Services–0.22%

Total System Services, Inc., Sr. Unsec. Notes, 2.38%, 06/01/2018	23,640,000	23,640,000
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,582,801
		31,222,801

Diversified Banks–1.58%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,470,717
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,255,643

	Principal Amount	Value

Diversified Banks–(continued)

Bank of America Corp., Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	$6,710,000	$6,506,799
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,337,375

Bank of Nova Scotia (The) (Canada), Sr. Unsec. Global Notes, 2.05%, 10/30/2018	12,740,000	12,722,591
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	6,780,469
Citigroup Inc., Sr. Unsec. Global Notes, 3.67%, 07/24/2028	5,405,000	5,162,150
Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	2,930,378
6.68%, 09/13/2043	8,000,000	9,932,538
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,049,315
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,403,357
Discover Bank, Sr. Unsec. Notes, 3.35%, 02/06/2023	5,380,000	5,283,396
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,145,364
3.51%, 01/23/2029	11,170,000	10,635,038
3.90%, 01/23/2049	11,170,000	10,254,208
4.26%, 02/22/2048	5,355,000	5,171,938
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,474,100
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	556,062
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	9,986,729
Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,314,003
Royal Bank of Canada (Canada), Sr. Unsec. Global Notes, 2.00%, 12/10/2018	33,645,000	33,580,156
Société Générale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,471,886
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,503,472
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,194,929
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,174,025
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,062,145

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	$6,840,000	$6,660,174
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,446,397
4.65%, 11/04/2044	14,430,000	13,984,748
		228,450,102

Diversified Capital Markets–0.56%

Credit Suisse AG (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	74,848,575
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,003,193
		81,851,768

Diversified Chemicals–0.06%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,056,118

Diversified Metals & Mining–0.02%

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,767,720

Drug Retail–0.13%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	7,621,980	8,186,738
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	6,129,000	6,127,590
4.50%, 11/18/2034	4,519,000	4,393,836
		18,708,164

Electric Utilities–0.30%

Duke Energy Corp., Sr. Unsec. Global Notes, 2.10%, 06/15/2018	19,000,000	18,998,782
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	6,390,000	6,311,723
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,203,873
4.88%, 01/22/2044(c)	9,110,000	9,466,896
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,371,349
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,124,090
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	452,584
		43,929,297

Environmental & Facilities Services–0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,662,290

	Principal Amount	Value

Fertilizers & Agricultural Chemicals–0.02%

Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	$3,055,000	$3,032,051

Financial Exchanges & Data–0.07%

Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,554,733

Food Retail–0.01%

Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,125,707

General Merchandise Stores–0.02%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,599,459

Health Care Distributors–0.08%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,053,726

Health Care Equipment–0.90%

Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,349,778
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,771,626
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	25,054,000	27,861,802
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,059,110
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	4,536,000	5,350,620
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	10,949,380
4.38%, 03/15/2035	3,635,000	3,808,152
4.63%, 03/15/2044	5,490,000	5,856,232
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	20,477,000	22,312,825
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	13,060,474
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Bonds, 2.00%, 02/15/2020	22,224,000	23,833,973
		130,213,972

Health Care REITs–0.08%

HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	5,085,000	5,011,403
4.20%, 03/01/2024	4,690,000	4,707,777
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,332,104
		12,051,284

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Health Care Services–0.61%

Convertible Trust – Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	$56,758,000	$57,189,361
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,630,044
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	13,266,000	13,291,514
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,651,639
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,075,368
4.70%, 02/01/2045	2,694,000	2,655,631
		88,493,557

Home Improvement Retail–0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,735,009

Homebuilding–0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	9,154,987

Hotel & Resort REITs–0.03%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	2,765,000	2,797,790
5.00%, 08/15/2022	1,310,000	1,350,432
		4,148,222

Housewares & Specialties–0.04%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	5,775,883

Insurance Brokers–0.02%

Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	2,470,000	2,399,994

Integrated Oil & Gas–0.23%

Chevron Corp., Sr. Unsec. Global Notes, 1.72%, 06/24/2018	5,275,000	5,273,831
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,679,932
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	3,930,224
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,485,725
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	9,620,349
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,354,059
		33,344,120

	Principal Amount	Value

Integrated Telecommunication Services–0.39%

AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	$5,334,000	$5,210,922
3.40%, 05/15/2025	2,967,000	2,830,422
4.50%, 05/15/2035	4,755,000	4,498,736
4.80%, 06/15/2044	10,275,000	9,589,447
5.15%, 03/15/2042	1,370,000	1,351,949
5.35%, 09/01/2040	2,077,000	2,108,874
Sr. Unsec. Notes, 4.30%, 02/15/2030(c)	3,526,000	3,399,699
5.15%, 11/15/2046(c)	3,698,000	3,605,522
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 4.67%, 03/06/2038	3,505,000	3,357,847
5.21%, 03/08/2047	6,725,000	6,748,631
7.05%, 06/20/2036	3,600,000	4,451,030
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	857,000	740,357
4.40%, 11/01/2034	3,285,000	3,153,992
4.81%, 03/15/2039	5,062,000	4,952,960
		56,000,388

Internet & Direct Marketing Retail–0.38%

Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(d)	30,912,000	31,576,979
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	15,152,000	14,874,249
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,375,833
		54,827,061

Investment Banking & Brokerage–1.32%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 4.02%, 10/31/2038	5,325,000	4,897,686
5.25%, 07/27/2021	5,510,000	5,813,572
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,756,923
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(f)	59,890,000	113,501,731
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	53,794,328
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	6,901,175
		190,665,415

IT Consulting & Other Services–0.04%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	5,115,704

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Life & Health Insurance–0.52%

Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	$6,568,000	$6,572,879
4.00%, 01/25/2022(c)	12,280,000	12,391,347
Jackson National Life Global Funding, Sr. Sec. Notes, 2.10%, 10/25/2021(c)	5,295,000	5,098,043
3.25%, 01/30/2024(c)	4,885,000	4,804,954
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	9,944,561
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	4,898,000	4,498,829
3.94%, 12/07/2049	4,856,000	4,471,923
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 2.15%, 10/15/2018(c)	18,138,000	18,110,104
3.05%, 01/20/2021(c)	4,985,000	4,948,756
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	4,751,652
		75,593,048

Movies & Entertainment–0.14%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(c)	20,716,000	20,863,788

Multi-Line Insurance–0.14%

American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	4,888,510
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,832,417
4.38%, 01/15/2055	7,405,000	6,508,120
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	5,740,000	5,628,888
		20,857,935

Multi-Utilities–0.08%

NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	6,015,000	5,921,058
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	5,871,000	5,460,119
		11,381,177

Office REITs–0.06%

Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,165,449
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,635,692
		8,801,141

	Principal Amount	Value

Oil & Gas Equipment & Services–0.58%

Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	$19,995,000	$18,064,763
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	10,863,854
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	10,882,000	8,626,325
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(c)	15,097,000	16,635,822
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	30,170,000	29,546,959
		83,737,723

Oil & Gas Exploration & Production–0.23%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	6,011,951
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	10,145,000	9,841,340
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	9,367,000	9,649,628
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	8,471,962
		33,974,881

Oil & Gas Storage & Transportation–0.71%

Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,367,213
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes, 4.90%, 03/15/2035	3,640,000	3,378,928
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	675,487
Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	7,354,000	6,957,142
5.25%, 01/31/2020	2,889,000	2,994,491
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,746,353
Series N, Sr. Unsec. Gtd. Notes,
6.50%, 01/31/2019	4,420,000	4,524,854
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,262,644
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	19,075,583
Sr. Unsec. Global Notes, 4.50%, 04/15/2038	8,564,000	8,156,402
5.50%, 02/15/2023	7,610,000	7,790,814

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	$4,275,000	$4,218,437
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,194,910
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	7,494,600
5.50%, 02/15/2020	5,405,000	5,594,670

Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,740,949
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	9,680,277
		102,853,754

Other Diversified Financial Services–0.33%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,255,214
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	9,905,332
Sr. Sec. Notes, 2.10%, 08/02/2018(c)	25,000,000	24,989,857
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	3,225,000	3,134,073
		47,284,476

Packaged Foods & Meats–0.06%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,512,674
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	648,000	663,764
		9,176,438

Paper Packaging–0.10%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,200,191
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,416,755
		14,616,946

Pharmaceuticals–0.60%

Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	8,915,784
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 2.38%, 10/08/2019(c)	21,949,000	21,787,087
3.00%, 10/08/2021(c)	6,079,000	5,998,562

	Principal Amount	Value

Pharmaceuticals–(continued)

Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	$14,556,000	$15,700,058
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	9,342,738
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,486,810
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	7,610,000	7,222,392
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	519,509
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(c)	7,244,000	8,536,272
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,262,673
		86,771,885

Property & Casualty Insurance–0.23%

Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,158,005
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,195,881
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,204,187
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,248,017
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	6,902,158
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,238,050
		33,946,298

Railroads–0.16%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	10,861,509
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,871,737
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,385,854
4.85%, 06/15/2044	5,560,000	6,000,296
		23,119,396

Regional Banks–0.06%

Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,563,225
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,451,917
		9,015,142

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Reinsurance–0.03%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$3,711,000	$3,848,922

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,825,678

Semiconductors–0.73%

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	14,575,000	14,202,011
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	20,600,000	26,291,306
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	15,332,000	30,255,510
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	17,148,000	25,230,435
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	5,936,000	7,638,890
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,175,790
		105,793,942

Specialized Finance–0.37%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,201,127
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	11,615,000	11,613,061
3.00%, 09/15/2023	6,731,000	6,442,546
4.25%, 09/15/2024	4,355,000	4,375,776
Aviation Capital Group LLC, Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	12,280,000	12,286,267
2.88%, 01/20/2022(c)	6,230,000	6,054,923
4.88%, 10/01/2025(c)	7,745,000	8,043,241
		53,016,941

Specialized REITs–0.26%

Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	10,479,000	9,974,915
Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	457,917
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,565,237
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	17,525,000	17,197,754

	Principal Amount	Value

Specialized REITs–(continued)

Life Storage LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	$4,667,000	$4,379,994
		37,575,817

Specialty Chemicals–0.01%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,634,080

Systems Software–0.26%

FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	17,382,000	16,819,414
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	17,616,000	16,261,664
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,170,657
		37,251,735

Technology Distributors–0.05%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,582,937

Technology Hardware, Storage & Peripherals–0.44%

Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,100,964
3.35%, 02/09/2027	3,495,000	3,445,787
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,619,707
8.35%, 07/15/2046(c)	278,000	337,952
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	23,245,665
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(c)	20,616,000	21,384,255
		63,134,330

Tobacco–0.11%

Philip Morris International Inc., Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	3,959,190
4.88%, 11/15/2043	11,740,000	12,254,767
		16,213,957

Wireless Telecommunication Services–0.15%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,509,085
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.30%, 02/15/2048	8,020,000	7,792,337
4.50%, 03/15/2043	6,080,000	6,091,316

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 4.13%, 05/30/2025	$1,272,000	$1,270,644
		21,663,382
Total Bonds & Notes (Cost $2,565,238,621)		2,692,361,401

U.S. Treasury Securities–11.47%

U.S. Treasury Bills–0.01%

1.59%, 07/26/2018(g)(h)	925,000	922,477

U.S. Treasury Notes–10.64%

1.25%, 01/31/2019	184,665,000	183,536,087
3.63%, 08/15/2019	58,350,000	59,257,162
3.38%, 11/15/2019	10,000,000	10,142,773
2.50%, 05/31/2020	460,861,000	461,545,102
2.63%, 05/15/2021	122,192,000	122,466,455
2.75%, 05/31/2023	412,436,700	413,685,270
2.88%, 05/31/2025	87,995,800	88,446,092
2.88%, 05/15/2028	202,141,700	202,572,040
		1,541,650,981

U.S. Treasury Bonds–0.82%

4.50%, 02/15/2036	5,000,000	6,106,153
3.00%, 02/15/2048	113,453,000	113,051,921
		119,158,074
Total U.S. Treasury Securities (Cost $1,656,462,141)		1,661,731,532

	Shares

Preferred Stocks–0.51%

Asset Management & Custody Banks–0.20%

AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	28,788,104

Diversified Banks–0.02%

Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,688,524

Oil & Gas Storage & Transportation–0.29%

El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	41,386,275
Total Preferred Stocks (Cost $63,824,605)		73,862,903

	Principal Amount

U.S. Government Sponsored Agency Securities–0.36%

Federal Home Loan Mortgage Corp. (FHLMC)–0.30%

Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	33,713,579
6.75%, 03/15/2031	7,000,000	9,599,597
		43,313,176

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–0.06%

Unsec. Global Notes, 6.63%, 11/15/2030	$6,315,000	$8,520,975
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		51,834,151

Municipal Obligations–0.06%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,599,000	3,264,474
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,971,000	6,230,850
Total Municipal Obligations (Cost $7,630,505)		9,495,324

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%

Pass Through Ctfs., 5.50%, 02/01/2037	21	24

Federal National Mortgage Association (FNMA)–0.00%

Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	10,357	10,410
5.50%, 03/01/2021	30	31
8.00%, 08/01/2021	59	59
		10,500

Government National Mortgage Association (GNMA)–0.00%

Pass Through Ctfs., 8.00%, 06/15/2026 to 01/20/2031	23,134	24,461
7.50%, 12/20/2030	1,295	1,546
		26,007
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $35,424)		36,531

Shares Money Market Funds–5.12%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (i)	250,465,202	250,465,202
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (i)	188,840,008	188,877,776
Invesco Treasury Portfolio –Institutional Class, 1.64% (i)	302,248,522	302,248,517
Total Money Market Funds (Cost $741,564,664)		741,591,495

TOTAL INVESTMENTS IN SECURITIES–99.55% (Cost $11,787,043,222)		14,425,811,980
OTHER ASSETS LESS LIABILITIES–0.45%		64,644,143
NET ASSETS–100.00%		$14,490,456,123

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Investment Abbreviations:

ADR	—	American Depositary Receipt	RB	—	Revenue Bonds
Conv.	—	Convertible	REIT	—	Real Estate Investment Trust
Ctfs.	—	Certificates	Sec.	—	Secured
Deb.	—	Debentures	Sr.	—	Senior
Gtd.	—	Guaranteed	Sub.	—	Subordinated
Jr.	—	Junior	Unsec.	—	Unsecured
Pfd.	—	Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $683,311,774, which represented 4.72% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Perpetual bond with no specified maturity date.

(f)	Exchangeable for a basket of five common stocks.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	309	September-2018	$(35,192,203)	$(227,658)	$(227,658)
U.S. Treasury 10 Year Notes	658	September-2018	(79,247,875)	(834,347)	(834,347)
Total Futures Contracts—Interest Rate Risk				$(1,062,005)	$(1,062,005)

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts
Settlement	Counterparty	Contract to				Unrealized Appreciation
Date		Deliver			Receive	(Depreciation)
06/08/2018	Bank of New York Mellon (The)	CAD	71,867,630	USD	55,738,130	$297,670
06/08/2018	Bank of New York Mellon (The)	EUR	28,256,648	USD	33,946,830	890,471
06/08/2018	Bank of New York Mellon (The)	GBP	157,762,898	USD	214,968,513	5,193,922
06/08/2018	State Street Bank and Trust Co.	CAD	71,867,591	USD	55,741,148	300,718
06/08/2018	State Street Bank and Trust Co.	EUR	28,256,453	USD	33,969,116	912,985
06/08/2018	State Street Bank and Trust Co.	GBP	163,897,897	USD	223,363,761	5,431,567
06/08/2018	State Street Bank and Trust Co.	USD	1,847,144	AUD	2,458,559	12,144
06/08/2018	State Street Bank and Trust Co.	USD	2,509,448	CHF	2,501,604	30,641
Subtotal—Appreciation						13,070,118
06/08/2018	Bank of New York Mellon (The)	AUD	37,596,445	USD	28,105,354	(327,003)
06/08/2018	Bank of New York Mellon (The)	CHF	41,177,796	USD	41,436,776	(374,500)
06/08/2018	State Street Bank and Trust Co.	AUD	37,596,141	USD	28,119,657	(312,469)
06/08/2018	State Street Bank and Trust Co.	CHF	41,178,331	USD	41,473,832	(337,987)
06/08/2018	State Street Bank and Trust Co.	USD	4,010,384	CAD	5,127,028	(55,268)
06/08/2018	State Street Bank and Trust Co.	USD	3,000,236	EUR	2,515,258	(57,734)
06/08/2018	State Street Bank and Trust Co.	USD	16,205,591	GBP	11,953,695	(310,969)
Subtotal—Depreciation						(1,775,930)
Total Forward Foreign Currency Contracts—Currency Risk						$11,294,188

Abbreviations:
AUD	— Australian Dollar	EUR	— Euro
CAD	— Canadian Dollar	GBP	— British Pound Sterling
CHF	— Swiss Franc	USD	— U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Equity and Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Equity and Income Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$9,014,542,051	$180,356,592	$—	$9,194,898,643
Bonds & Notes	—	2,692,361,401	—	2,692,361,401
U.S. Treasury Securities	—	1,661,731,532	—	1,661,731,532
Preferred Stocks	45,074,799	28,788,104	—	73,862,903
U.S. Government Sponsored Agency Securities	—	51,834,151	—	51,834,151
Municipal Obligations	—	9,495,324	—	9,495,324
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	36,531	—	36,531
Money Market Funds	741,591,495	—	—	741,591,495
Total Investments in Securities	9,801,208,345	4,624,603,635	—	14,425,811,980
Other Investments – Assets*
Forward Foreign Currency Contracts	—	13,070,118	—	13,070,118
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(1,775,930)	—	(1,775,930)
Futures Contracts	(1,062,005)	—	—	(1,062,005)
	(1,062,005)	(1,775,930)	—	(2,837,935)
Total Other Investments	(1,062,005)	11,294,188	—	10,232,183
Total Investments	$9,800,146,340	$4,635,897,823	$—	$14,436,044,163

* Unrealized appreciation (depreciation).

Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	FLR-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests–94.95% (b)(c)

Aerospace & Defense–2.47%

Booz Allen Hamilton Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	06/30/2023	$1,381	$1,389,436
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.74%	08/11/2022	3,426	3,439,120
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	07/07/2022	855	859,969
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.80%	06/28/2024	3,848	3,871,343
IAP Worldwide Services Revolver Loan(Acquired 07/22/2014; Cost $789,017) (d)(e)	0.00%	07/18/2018	789	789,016
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $87,669)(d)	7.80%	07/18/2018	88	87,668
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.80%	07/18/2019	997	982,360
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.75%	08/16/2023	1,523	1,534,479
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.74%	10/04/2024	1,798	1,800,194
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.56%	04/29/2024	2,545	2,561,006
Perspecta Inc., Term Loan B(f)	—	05/31/2025	2,359	2,366,895
TransDigm Inc. Term Loan E (1 mo. USD LIBOR + 2.75%) (f)	—	05/14/2022	10,029	10,011,400
Term Loan F (1 mo. USD LIBOR + 2.50%)	4.48%	06/09/2023	24,930	24,910,136
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.48%	08/22/2024	261	260,300
Term Loan G (3 mo. USD LIBOR + 2.50%)	4.80%	08/22/2024	900	898,957
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.48%	05/30/2025	1,716	1,712,755
Vectra Co. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	03/08/2025	1,681	1,683,639
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	03/08/2026	989	992,948
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.80%	02/28/2021	2,571	2,532,817
Xebec Global Holdings, LLC, Term Loan (1 mo. USD LIBOR + 5.50%)(d)	7.42%	02/12/2024	1,470	1,477,274
				64,161,712

Air Transport–1.26%

American Airlines, Inc. Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	06/27/2025	2,618	2,589,909
Term Loan B (1 mo. USD LIBOR + 2.00%)	3.92%	12/14/2023	5,079	5,055,856
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.95%	01/15/2025	19,138	19,000,732
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	5,842	5,992,544
				32,639,041

Automotive–1.51%

Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.72%	09/23/2022	48	48,464
American Axle & Manufacturing, Inc., Term Loan B (1 wk. USD LIBOR + 2.25%)	4.01%	04/06/2024	2,057	2,062,043
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.86%	11/07/2024	2,507	2,520,862
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024	2,058	2,068,405
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $1,855,915) (d)	7.31%	05/19/2023	1,872	1,883,705
Dealer Tire, LLC Term Loan (3 mo. USD LIBOR + 3.25%)(d)	5.56%	12/22/2021	91	90,477
Term Loan (6 mo. USD LIBOR + 3.25%)(d)	5.75%	12/22/2021	221	219,115
FCA US LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.97%	12/31/2018	273	274,185
Mavis Tire Express Services Corp. Delayed Draw Term Loan(e)	0.00%	03/20/2025	508	506,231
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	30	29,535
Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/20/2025	3,360	3,346,662
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	08/18/2021	4,097	4,053,875
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.43%	11/06/2024	2,751	2,769,582
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/22/2024	2,506	2,527,380
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	6.35%	05/03/2019	4,040	3,932,217
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.69%	03/07/2024	4,880	4,900,853

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Automotive–(continued)

Transtar Holding Co. First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.59%	04/11/2022	$2,289	$2,100,136
PIK Term Loan (6 mo. USD LIBOR + 1.00%) 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $711,917) (d)(g)	7.75%	04/11/2022	749	693,185
Term Loan(e)	0.00%	04/11/2022	243	241,919
Term Loan (3 mo. USD LIBOR + 4.25%)	6.07%	04/11/2022	991	988,864
Wand Intermediate I L.P., Second Lien Term Loan (6 mo. USD LIBOR + 7.25%)	9.14%	09/19/2022	1,670	1,682,535
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	04/04/2025	2,139	2,112,037
				39,052,267

Beverage & Tobacco–0.39%

AI Aqua Merger Sub, Inc. First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	1,768	1,769,423
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	12/13/2023	3,844	3,855,077
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	03/20/2024	1,556	1,570,402
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (2 mo. USD LIBOR + 2.75%)	4.88%	12/15/2023	1,946	1,957,880
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	01/02/2022	1,190	1,064,866
				10,217,648

Building & Development–2.85%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.98%	10/31/2023	5,621	5,606,037
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.18%	01/02/2025	1,525	1,527,491
Capital Automotive L.P. First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.49%	03/25/2024	8,929	8,941,219
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.99%	03/24/2025	3,915	3,993,195
DiversiTech Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $569,870)(d)	9.81%	06/02/2025	575	583,790
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.31%	06/03/2024	1,791	1,788,026
Forterra Finance, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/25/2023	2,795	2,624,369
GYP Holdings III Corp., First Lien Incremental Term Loan(f)	—	06/01/2025	2,480	2,482,062
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.12%	08/01/2024	2,807	2,826,238
HD Supply, Inc. Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.55%	08/13/2021	215	216,894
Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.80%	10/17/2023	3,800	3,825,869
Janus International Group, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/12/2025	976	968,341
Mueller Water Products, Inc. Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	11/25/2021	377	380,823
Term Loan (3 mo. USD LIBOR + 2.50%)	4.80%	11/25/2021	170	171,092
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.09%	04/12/2025	7,018	7,046,116
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/15/2023	8,909	8,925,700
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $4,831,840)	5.05%	12/15/2023	4,830	4,860,530
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.18%	02/08/2025	9,090	9,148,682
SRS Distribution Inc., Term Loan(f)	—	05/23/2025	4,829	4,812,771
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	5.91%	07/24/2024	3,046	3,064,665
				73,793,910

Business Equipment & Services–10.62%

Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	09/26/2021	4,105	3,282,008
Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	07/28/2022	5,247	5,178,787
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	5.73%	06/30/2022	2,168	2,181,930
Altran Technologies (France), Term Loan B (2 mo. USD LIBOR + 2.25%)	4.30%	03/20/2025	1,004	1,010,227
Asurion LLC Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.98%	08/04/2025	14,719	15,114,117
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/04/2022	310	311,754
Term Loan B-6 (1 mo. USD LIBOR + 2.75%)	4.73%	11/03/2023	21,489	21,599,068

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)

Blackhawk Network Holdings, Inc. First Lien Term Loan(f)	—	05/31/2025		$4,772	$4,780,687
Second Lien Term Loan(f)	—	05/21/2026		1,111	1,122,578
Blucora, Inc., Term Loan (2 mo. USD LIBOR + 3.00%)	5.06%	05/22/2024		1,578	1,585,887
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.61%	06/21/2024		6,938	6,986,456
Brickman Group Ltd. LLC First Lien Revolver Loan (3 mo. USD LIBOR + 3.00%) (Acquired 10/14/2016; Cost $259,619)	4.94%	12/18/2018		272	251,977
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.96%	12/18/2020		4,973	5,006,218
Revolver Loan(Acquired 10/14/2016; Cost $686,135)(e)	0.00%	12/18/2018		720	665,940
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.44%	12/17/2021		519	523,651
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.46%	10/14/2024		2,045	2,716,827
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.80%	03/14/2022		3,056	3,087,020
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2024		4,381	4,384,371
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	04/09/2021		5,982	4,124,657
Cotiviti Corp. First Lien Term Loan B (3 mo. USD LIBOR + 2.25%)	4.56%	09/28/2023		3,684	3,687,782
Term Loan A (3 mo. USD LIBOR + 2.25%)	4.56%	09/28/2021		1,510	1,509,798
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	8.17%	08/31/2023		2,271	2,283,509
Crossmark Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	12/20/2019		4,460	2,535,033
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.80%	12/21/2020		576	47,556
Dakota Holding Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/13/2025		2,714	2,718,460
First Data Corp. Term Loan A (1 mo. USD LIBOR + 2.00%)	3.97%	04/26/2024		27,702	27,719,124
Term Loan D (1 mo. USD LIBOR + 2.00%)	3.97%	07/08/2022		3,733	3,736,444
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.98%	08/02/2024		649	650,989
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 2.00%)	3.98%	03/21/2022		451	454,302
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (3 mo. USD LIBOR + 3.50%)	5.80%	12/01/2023		10,590	10,661,473
GI Revelation Acquisition LLC First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.93%	04/16/2025		2,769	2,805,695
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.93%	04/16/2026		1,073	1,025,111
Global Payments, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.73%	04/21/2023		3,707	3,730,905
Hillman Group, Inc. Delayed Draw Term Loan(f)	—	05/20/2025		1,687	1,690,910
Term Loan(f)	—	05/20/2025		5,419	5,431,408
Term Loan (3 mo. GBP LIBOR + 3.50%)	5.80%	06/30/2021		3,774	3,782,421
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(d)	5.61%	06/24/2024		1,337	1,781,333
Information Resources, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.57%	01/18/2024		6,257	6,299,247
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	01/02/2026		3,237	3,198,893
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.81%	03/09/2023		4,664	4,689,049
Karman Buyer Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/23/2021		10,244	9,783,056
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.48%	07/25/2022		2,649	2,465,466
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	5.71%	04/25/2025		6,011	6,035,593
Learning Care Group (US) No. 2 Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.20%	03/13/2025		683	685,870
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.53%	03/13/2025		3,072	3,086,416
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $1,938,926) (d)	6.45%	11/21/2024		1,957	1,979,366
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.80%	09/30/2022		5,959	5,724,151
ON Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	04/02/2025		1,410	1,415,923
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.97%	03/18/2024		75	75,772
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	08/01/2024		1,513	1,494,610
PI Lux Finco S.a.r.l. (Luxembourg), First lien Incremental Term Loan B-2(f)	—	01/01/2025	EUR	2,613	3,037,437
Prime Security Services Borrower, LLC First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.73%	05/02/2022		6,935	6,923,572
Revolver Loan(d)(e)	0.00%	05/02/2022		3,829	3,791,457
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	01/29/2025		1,580	1,590,882

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)

Red Ventures, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/08/2024		$4,096	$4,152,587
ServiceMaster Company, Term Loan C (1 mo. USD LIBOR + 2.50%)	4.48%	11/08/2023		2,653	2,671,575
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	5.34%	11/14/2022		14,526	14,625,894
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/01/2024		3,249	3,255,716
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	08/14/2022		1,013	1,019,964
Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.98%	04/09/2023		1,725	1,724,080
Travelport Finance S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 2.50%)	4.83%	03/16/2025		2,404	2,406,408
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/14/2023		2,792	2,812,188
Ventia Deco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.80%	05/21/2022		2,935	2,957,116
Wash MultiFamily Acquisition Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/13/2022		882	882,194
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	05/16/2022		5,337	5,340,008
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/12/2023		222	216,875
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (d)	8.98%	05/14/2023		39	37,985
West Corp. Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.48%	10/10/2024		2,784	2,765,294
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.98%	10/10/2024		6,047	6,048,733
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.23%	06/30/2023		1,951	1,961,361
					275,321,151

Cable & Satellite Television–5.59%

Altice Financing S.A.(Luxembourg) Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	07/15/2025		2,857	2,818,304
Term Loan (3 mo. USD LIBOR + 2.75%)	5.10%	01/31/2026		2,221	2,188,600
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.23%	07/28/2025		8,628	8,607,104
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.36%	01/04/2025		8,441	8,433,358
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	4.06%	05/01/2024		1,020	1,027,074
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	04/30/2025		2,399	2,406,227
CSC Holdings, LLC Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	07/17/2025		17,596	17,562,880
Term Loan (1 mo. USD LIBOR + 2.50%)	4.42%	01/25/2026		5,607	5,605,662
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.76%	02/02/2025		515	516,484
Mediacom Illinois LLC, Term Loan N (1 wk. USD LIBOR + 1.75%)	3.51%	02/15/2024		4,573	4,584,211
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	5.35%	01/31/2026		15,108	14,914,710
Quebecor Media Inc. (Canada), Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.59%	08/17/2020		5,025	5,037,686
Telenet Financing USD LLC, Term Loan AN(f)	—	08/17/2026		10,195	10,194,728
Unitymedia Finance LLC Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	09/30/2025		4,043	4,045,536
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.17%	01/15/2026		4,596	4,600,728
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026		21,631	21,593,654
Virgin Media Bristol LLC (United Kingdom), Term Loan K (1 mo. USD LIBOR + 2.50%)	4.42%	01/15/2026		16,800	16,774,685
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.19%	08/18/2023		5,699	5,498,387
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.42%	04/15/2025		8,440	8,401,817
					144,811,835

Chemicals & Plastics–3.00%

Alpha US Bidco, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.30%	01/31/2024		1,992	1,992,651
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	3.70%	05/17/2024		674	677,360
Avantor Inc. Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	6,488	7,647,305
Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	11/21/2024		8,346	8,417,623
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024		912	913,593
Colouroz Investment LLC(Germany) First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021		3,191	3,047,815
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	9.61%	09/05/2022		2,736	2,257,529
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.36%	09/07/2021		528	503,839

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–(continued)

Cyanco Intermediate 2 Corp. First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	5.67%	03/16/2025		$2,302	$2,313,443
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(d)	9.67%	03/16/2026		919	917,044
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.10%	09/06/2024		2,955	2,934,490
Encapsys, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	11/07/2024		646	649,674
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $328,555)	9.48%	11/07/2025		330	335,902
Ferro Corp. Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.35%	02/14/2024		823	826,352
Term Loan B-3 (2 mo. USD LIBOR + 2.25%)	4.35%	02/14/2024		806	808,770
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	4.86%	08/07/2024		2,240	2,247,864
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	3.95%	10/20/2024		3,342	3,349,823
HII Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	12/20/2019		1,968	1,975,220
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(d)	10.48%	12/21/2020		2,525	2,543,529
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	03/31/2024		4,022	4,031,380
Invictus US NewCo LLC First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.10%	03/28/2025		2,032	2,045,109
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.73%	03/28/2026		1,074	1,090,392
KMG Chemicals Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/15/2024		1,629	1,635,165
KPEX Holdings Inc. First Lien Delayed Draw Term Loan(e)	0.00%	01/31/2025		97	97,116
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)(d)	8.98%	01/31/2026		419	422,084
Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	01/31/2025		979	981,948
MacDermid, Inc. First Lien Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2020		1,177	1,173,468
First Lien Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	4.92%	06/07/2020		1,003	999,621
First Lien Revolver Loan(d)(e)	0.00%	06/07/2020		436	434,618
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	4.91%	06/07/2020		1,744	1,738,471
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.98%	06/07/2023		1,577	1,585,187
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.48%	06/07/2020		131	131,479
Oxea Corp. Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	10/11/2024	EUR	1,320	1,548,509
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.88%	10/14/2024		2,359	2,366,737
PQ Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	02/05/2025		1,123	1,125,949
Proampac PG Borrower LLC First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	11/20/2023		2,663	2,681,675
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.86%	11/20/2023		516	519,861
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	08/07/2020		1,804	1,814,064
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	09/06/2024		1,033	1,037,460
Tronox Finance LLC Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/22/2024		2,296	2,310,509
Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/23/2024		995	1,001,221
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.98%	08/08/2024		1,320	1,332,870
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.30%	09/29/2023		1,195	1,202,178
					77,666,897

Clothing & Textiles–1.01%

ABG Intermediate Holdings 2 LLC Delayed Draw Term Loan(e)	0.00%	09/29/2024		907	907,484
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	09/27/2024		8,936	8,998,810
Second Lien Delayed Draw Term Loan(e)	0.00%	09/29/2025		275	274,564
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.05%	09/29/2025		2,812	2,854,558
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.50%	08/21/2022		3,794	3,320,468
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.91%	05/01/2024		1,859	1,881,248
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	10/26/2023		2,885	2,686,949
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.73%	04/25/2025		410	407,628

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Clothing & Textiles–(continued)

Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/16/2024		$4,732	$4,765,110
					26,096,819

Conglomerates–0.34%

CTC AcquiCo GmbH (Germany) Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	3.00%	12/14/2024		1,282	1,498,488
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.57%	03/07/2025		1,713	1,711,448
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	06/27/2024		1,881	1,889,193
RGIS Services, LLC Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	03/31/2023		1,144	1,060,647
Term Loan (3 mo. USD LIBOR + 7.50%)	9.95%	03/31/2023		202	187,227
Term Loan (6 mo. USD LIBOR + 7.50%)	9.34%	03/31/2023		878	814,161
Safe Fleet Holdings LLC First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.91%	02/03/2025		1,202	1,199,349
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.66%	02/01/2026		526	528,232
					8,888,745

Containers & Glass Products–2.39%

Berlin Packaging, LLC Term Loan (1 mo. USD LIBOR + 3.00%)	4.94%	11/07/2025		5,674	5,691,585
Term Loan (2 mo. USD LIBOR + 3.00%)	5.09%	11/07/2025		661	662,719
Berry Global, Inc. Term Loan Q (1 mo. USD LIBOR + 2.00%)	3.96%	10/01/2022		742	745,247
Term Loan R (1 mo. USD LIBOR + 2.00%)	3.93%	01/19/2024		1,382	1,386,907
Term Loan S	3.73%	02/08/2020		808	810,348
Term Loan T	3.73%	01/06/2021		1,222	1,225,939
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.59%	04/03/2024		1,018	1,022,025
Consolidated Container Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	05/22/2024		2,237	2,252,275
Crown Americas LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.32%	01/29/2025		175	176,385
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017-05/22/2017; Cost $9,554,348) (d)	6.34%	03/21/2024		9,625	9,661,068
Fort Dearborn Holding Co., Inc. First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	10/19/2023		5,082	5,018,296
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.81%	10/19/2024		393	373,722
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/21/2023		3,816	3,836,286
Klockner Pentaplast of America, Inc. Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	06/30/2022		2,119	2,048,443
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	851	960,889
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	04/09/2021		586	579,225
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	10/31/2024		987	992,276
Ranpak Corp. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $246,673)(d)	9.19%	10/03/2022		247	249,199
Term Loan B-1 (1 mo. USD LIBOR + 3.25%) (Acquired 05/15/2015-03/07/2017; Cost $817,411) (d)	5.23%	10/01/2021		818	822,201
Refresco Group, N.V.(Netherlands) Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	1,235	1,447,656
Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.59%	03/28/2025		1,596	1,604,487
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/05/2023		14,366	14,414,995
TricorBraun Inc. First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.97%	11/30/2023		306	308,247
Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	11/30/2023		3,041	3,059,232
Trident TPI Holdings, Inc. Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	10/17/2024		1,584	1,578,952
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	452	529,756
Twist Beauty Packaging Holding Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.30%	04/12/2024		443	443,131
					61,901,491

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Cosmetics & Toiletries–0.56%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	09/26/2024		$3,295	$2,931,254
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	04/05/2025		6,636	6,552,836
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	06/30/2024		4,118	4,168,196
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.98%	01/26/2024		979	984,459
					14,636,745

Drugs–1.49%

Amneal Pharmaceuticals LLC, Term Loan (2 mo. USD LIBOR + 3.50%)	5.63%	05/04/2025		9,873	9,870,558
BPA Laboratories First Lien Term Loan (3 mo. USD LIBOR + 5.75%)	8.05%	04/29/2020		1,202	1,157,084
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%) (d)	10.05%	04/29/2020		1,045	1,008,697
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.23%	05/20/2024		5,182	5,209,292
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.25%	04/29/2024		9,343	9,267,292
Valeant Pharmaceuticals International, Inc.(Canada) Term Loan B F-4	4.98%	06/01/2025		4,478	4,490,204
Term Loan B F-4 (1 mo. USD LIBOR + 3.50%)	5.42%	04/01/2022		7,558	7,580,700
					38,583,827

Ecological Services & Equipment–0.99%

Advanced Disposal Services Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.00%	11/10/2023		6,268	6,293,996
Charah, LLC Term Loan (1 mo. USD LIBOR + 6.25%)	8.23%	10/25/2024		425	429,845
Term Loan (3 mo. USD LIBOR + 6.25%)	8.56%	10/25/2024		1,890	1,913,406
EnergySolutions, LLC, Term Loan (2 mo. USD LIBOR + 3.75%)	5.77%	05/11/2025		2,161	2,188,917
GFL Environmental Inc.(Canada) Delayed Draw Term Loan(f)	—	05/31/2025		363	363,859
Incremental Term Loan(f)	—	05/31/2025		2,917	2,927,219
Patriot Container Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.45%	03/20/2025		2,451	2,464,488
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(d)	9.70%	03/20/2026		861	839,277
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/11/2023		3,402	3,401,713
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		4,928	4,945,000
					25,767,720

Electronics & Electrical–11.70%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/08/2020		6,524	5,847,313
Almonde, Inc.(United Kingdom) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,137	2,491,486
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	06/13/2024		9,188	9,060,287
Applied Systems, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	09/19/2024		1,841	1,856,483
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.30%	09/19/2025		162	168,673
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.17%	02/12/2025		1,394	1,402,679
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.36%	06/30/2021		7,056	6,438,617
BMC Software Finance, Inc., Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	09/10/2022	EUR	317	372,164
Brave Parent Holdings, Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)(d)	6.04%	04/18/2025		1,582	1,591,433
Canyon Valor Cos., Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.31%	06/16/2023		4,142	4,176,416
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(d)	4.22%	08/16/2022		2,822	2,829,380
CommScope, Inc., Term Loan 5 (1 mo. USD LIBOR + 2.00%)	3.98%	12/29/2022		1,426	1,432,079
Compuware Corp., Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	5.48%	12/15/2021		3,968	4,007,189
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	07/26/2024		1,129	1,135,691
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	09/07/2023		6,986	6,987,128
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.69%	11/06/2023		3,757	3,759,831
DigiCert Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/31/2024		6,867	6,866,662
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.98%	10/31/2025		828	817,945
Epicor Software Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.24%	06/01/2022		464	466,663
Go Daddy Operating Co., LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	02/15/2024		9,647	9,690,934

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

Hyland Software, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	07/01/2022		$2,159	$2,178,665
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	07/07/2025		350	356,955
I-Logic Technologies Bidco Ltd.(United Kingdom) Term Loan (3 mo. EURIBOR + 4.00%)	5.00%	12/21/2024	EUR	494	580,944
Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 12/20/2017; Cost $1,920,791)	6.30%	12/20/2024		1,930	1,947,188
IGT Holding IV AB (Sweden), Term Loan B (3 mo. USD LIBOR + 3.75%)	6.05%	07/26/2024		2,944	2,951,532
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)(d)	4.47%	04/04/2024		1,924	1,931,447
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.98%	04/26/2024		3,025	3,070,759
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.17%	03/10/2021		2,060	2,070,117
Lully Finance LLC First Lien Term Loan B-3 (1 mo. USD LIBOR + 3.50%) (Acquired 02/22/2017; Cost $1,474,974)(d)	5.46%	10/14/2022		1,470	1,473,600
First Lien Term Loan B-4 (1 mo. EURIBOR + 3.75%)	3.75%	10/14/2022	EUR	1,193	1,400,234
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (Acquired 07/31/2015-04/06/2017; Cost $1,603,064)(d)	10.46%	10/16/2023		1,614	1,599,626
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%) (Acquired 11/30/2016; Cost $587,965) (d)	7.25%	10/16/2023		555	635,575
MA Finance Co., LLC Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.48%	11/19/2021		9,046	9,040,702
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		2,356	2,352,782
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	7.93%	05/08/2025		4,075	4,075,479
McAfee, LLC Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	09/30/2024		4,246	4,283,498
Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	1,512	1,781,643
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.24%	08/15/2022		4,695	4,724,625
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.68%	09/13/2024		4,034	4,041,051
Microchip Technology Inc., Term Loan(f)	—	05/29/2025		9,283	9,349,281
Micron Technology, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.74%	04/26/2022		54	54,766
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.05%	03/31/2022		2,559	2,556,820
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	07/05/2023		2,027	2,043,568
Neustar, Inc. Term Loan B-3 (3 mo. USD LIBOR + 2.50%)	4.80%	01/08/2020		1,328	1,336,127
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.48%	08/08/2024		4,894	4,907,997
Oberthur Technologies of America Corp. Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	6,102	7,109,613
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.05%	01/10/2024		1,757	1,756,367
OEConnection LLC First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.99%	11/22/2024		2,130	2,140,543
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $537,892) (d)	9.99%	11/22/2025		543	543,130
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.02%	03/23/2025		5,866	5,842,645
ON Semiconductor Corp., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.73%	03/31/2023		2,122	2,129,193
Optiv Inc. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.25%	01/31/2025		1,153	1,115,860
Term Loan (1 mo. USD LIBOR + 3.25%)	5.25%	02/01/2024		6,008	5,878,344
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.16%	01/02/2025		1,912	1,918,788
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	07/07/2023		2,049	2,079,426
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.58%	05/16/2025		10,897	10,930,662
Ramundsen Holdings, LLC Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)	10.48%	01/31/2025		261	264,424
Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 01/26/2017; Cost $634,290)	6.23%	02/01/2024		637	641,734
Renaissance Holding Corp. First Lien Term Loan(f)	—	05/30/2025		3,005	3,011,758
Second Lien Term Loan(f)	—	05/29/2026		723	728,206
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	04/24/2022		5,237	5,204,756
Rocket Software, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	10/14/2023		6,878	6,965,228
Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	11.80%	10/14/2024		978	991,079

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	10/12/2023		$1,339	$1,345,705
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	8.05%	09/21/2022		3,581	3,589,792
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	06/21/2024		15,912	15,888,917
SonicWall U.S. Holdings Inc., Term Loan(f)	—	05/16/2025		775	780,168
SS&C Technologies, Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		12,618	12,703,992
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	04/16/2025		4,724	4,756,375
Sybil Software LLC Term Loan (3 mo. EURIBOR + 2.75%)	2.75%	09/30/2023	EUR	4,292	5,039,720
Term Loan (3 mo. USD LIBOR + 2.50%)	4.49%	09/29/2023		8,017	8,068,371
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.49%	12/04/2020		1,324	1,330,788
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.41%	09/28/2024		6,617	6,650,446
VeriFone Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.99%	01/31/2025		2,908	2,901,083
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.91%	06/29/2024		1,897	1,904,789
Veritas US Inc. Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	13,573	15,526,310
Term Loan B (3 mo. USD LIBOR + 4.50%)	6.80%	01/27/2023		2,369	2,251,793
VF Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.23%	06/30/2023		2,616	2,625,046
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $1,409,799)	6.55%	07/19/2024		1,416	1,423,237
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	11/21/2024		1,907	1,909,255
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	3.71%	04/29/2023		9,035	9,067,835
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.48%	12/01/2023		3,552	3,557,696
Zebra Technologies Corp., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.06%	10/27/2021		554	556,166
					303,273,274

Financial Intermediaries–1.37%

GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.97%	03/22/2024		2,767	2,770,653
iPayment Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.94%	04/11/2023		2,949	2,959,868
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	4.56%	09/23/2024		1,059	1,061,311
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/27/2020		7,749	7,629,425
RJO Holdings Corp. Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $1,207,202) (d)	13.98%	05/05/2022		1,217	1,223,495
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $3,395,729) (d)	10.00%	05/05/2022		3,424	3,441,079
RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	4.30%	03/27/2023		10,745	10,788,842
SGG Holdings S.A. Term Loan B(f)	—	03/09/2025	GBP	276	367,058
Term Loan B(f)	—	03/09/2025	EUR	1,145	1,342,931
Stiphout Finance LLC First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	10/26/2022		3,845	3,865,447
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.23%	10/26/2023		43	43,008
					35,493,117

Food & Drug Retailers–0.46%

Adria Group Holding B.V. (Netherlands), Term Loan(h)	0.00%	06/04/2018	EUR	8,076	123,958
Albertsons LLC Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.73%	08/25/2021		1,370	1,357,839
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	5.29%	12/21/2022		1,035	1,026,462
Term Loan(f)	—	05/03/2023		3,794	3,804,301
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	5.32%	06/22/2023		1,968	1,949,299
Supervalu Inc. Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		1,379	1,381,993
Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	06/08/2024		2,298	2,303,322
					11,947,174

Food Products–2.67%

Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.98%	06/22/2022		1,661	1,676,736
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/30/2025		1,873	1,876,680

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Food Products–(continued)

CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.31%	07/03/2020	$2,459	$2,403,779
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	04/06/2024	8,421	8,441,565
H-Food Holdings, LLC, Term Loan(f)	—	05/17/2025	6,902	6,881,231
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	08/03/2022	19	18,805
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	4.63%	07/04/2022	9,426	9,503,050
JBS USA Lux S.A. Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	10/30/2022	3,310	3,306,816
Term Loan (3 mo. USD LIBOR + 2.50%)	4.68%	10/30/2022	18,350	18,332,986
K-Mac Holdings Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.18%	03/16/2025	1,033	1,040,071
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.68%	03/16/2026	541	547,162
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.16%	05/01/2025	1,422	1,432,185
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.17%	05/15/2024	2,734	2,743,155
Pinnacle Foods Finance LLC, Term Loan B(f)	—	02/02/2024	831	836,420
Post Holdings, Inc., Incremental Term Loan A (1 mo. USD LIBOR + 2.00%)	3.97%	05/24/2024	5,830	5,843,434
QCE LLC, PIK Term Loan, 10.00% PIK Rate (Acquired 06/30/2014-12/31/2015; Cost $6,000) (d)(g)	10.00%	06/30/2019	6	622
Shearer’s Foods, LLC First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	06/30/2021	3,798	3,774,131
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $454,398)	9.05%	06/30/2022	457	432,177
				69,091,005

Food Service–2.19%

Aramark Services, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.98%	03/11/2025	18	18,026
Carlisle FoodService Products, Inc. Delayed Draw Term Loan(e)	0.00%	03/20/2025	91	90,683
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	03/20/2025	402	402,030
IRB Holding Corp. Term Loan B (1 mo. USD LIBOR + 3.25%)	5.17%	02/05/2025	1,906	1,916,538
Term Loan B (2 mo. USD LIBOR + 3.25%)	5.25%	02/05/2025	2,383	2,395,672
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.23%	02/16/2024	14,113	14,122,028
NPC International, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	04/19/2024	3,161	3,198,735
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	04/18/2025	965	986,234
Restaurant Holding Co., LLC, First Lien Term Loan (Prime Rate + 6.75%)(d)	11.50%	02/28/2019	1,436	1,429,069
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 03/17/2014-07/12/2016; Cost $1,333,370) (d)	5.74%	03/19/2021	1,333	1,159,914
Tacala Investment Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.16%	02/01/2025	1,487	1,498,811
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.91%	02/01/2026	872	884,234
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	02/01/2023	4,399	4,433,803
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	09/26/2024	2,985	2,988,434
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	06/27/2023	17,507	17,603,045
Weight Watchers International, Inc. Term Loan (1 mo. USD LIBOR + 4.75%)	6.66%	11/29/2024	640	649,142
Term Loan (3 mo. USD LIBOR + 4.75%)	7.06%	11/29/2024	2,955	2,996,961
				56,773,359

Forest Products–0.10%

American Greetings Corp., Term Loan (2 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $2,479,500)	6.48%	04/06/2024	2,529	2,557,714

Health Care–3.65%

Acadia Healthcare Co., Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.48%	02/11/2022	2,274	2,294,649
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.48%	02/16/2023	6,011	6,066,775
Air Medical Group Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.18%	03/14/2025	3,674	3,689,808

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–(continued)

Argon Medical Devices Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.75%) (Acquired 11/02/2017; Cost $921,292)(d)	6.05%	01/23/2025		$926	$933,269
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%) (Acquired 11/02/2017; Cost $219,221)	10.30%	01/23/2026		220	223,047
Community Health Systems, Inc., Incremental Term Loan G (3 mo. USD LIBOR + 3.00%)	5.31%	12/31/2019		1,834	1,827,247
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.55%	10/31/2023		630	633,407
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.49%	12/20/2024		1,898	1,922,212
DJO Finance LLC Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	06/07/2020		3,933	3,950,177
Term Loan (3 mo. USD LIBOR + 3.25%)	5.56%	06/07/2020		3,984	4,001,826
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	12/01/2023		1,679	1,685,530
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.81%	05/02/2023		3,355	3,384,774
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	06/30/2024		2,385	2,392,881
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.18%	10/27/2022		3,292	3,314,050
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.98%	04/07/2022		4,954	5,003,660
Heartland Dental, LLC Delayed Draw Term Loan(e)	0.00%	04/30/2025		834	833,878
Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	04/30/2025		5,542	5,559,184
IQVIA Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.30%	01/17/2025		743	745,484
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/25/2025	EUR	1,145	1,342,092
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	02/03/2024		8,544	8,608,644
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.05%	06/07/2023		14,185	14,228,901
Nidda Healthcare Holding AG (Germany), Term Loan B-1(e)	0.00%	08/21/2024	GBP	486	647,173
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	06/30/2021		2,831	2,838,192
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	09/27/2024		5,944	5,943,928
Surgery Center Holdings, Inc., Term Loan (2 mo. USD LIBOR + 3.25%)	5.35%	08/31/2024		2,094	2,094,398
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	08/01/2024		193	193,390
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	02/06/2024		5,545	5,369,081
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	03/12/2021	EUR	1,850	2,127,704
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.58%	06/07/2024		2,647	2,653,176
					94,508,537

Home Furnishings–0.86%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.67%	02/05/2024		2,938	2,872,200
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.99%	09/29/2024		3,630	3,698,378
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	08/05/2024		1,627	1,638,126
Hilding Anders AB (Sweden), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/30/2024	EUR	2,191	2,552,105
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.44%	02/28/2025		1,108	1,106,178
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%)(d)	5.48%	02/16/2022		465	471,015
Serta Simmons Bedding, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	11/08/2023		1,493	1,321,746
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		5,349	4,736,422
TGP Holdings III, LLC First Lien Delayed Draw Term Loan(f)	—	09/25/2024		393	396,975
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	09/25/2024		2,693	2,718,625
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/21/2017-03/21/2018; Cost $877,531)	10.80%	09/25/2025		882	895,730
					22,407,500

Industrial Equipment–2.38%

Accudyne Industries LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	08/18/2024		2,955	2,968,102
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.47%	04/28/2025		1,441	1,444,729
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	12/11/2024		4,611	4,628,115
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.30%	05/18/2024		5,231	5,234,069
Columbus McKinnon Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.50%)(d)	4.80%	01/31/2024		846	849,855
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	7.48%	08/29/2023		1,442	1,447,873

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Industrial Equipment–(continued)

Engineered Machinery Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	07/19/2024		$ 1,761	$1,764,661
Second Lien Term Loan(e)	0.00%	07/18/2025		23	22,915
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025		1,527	1,538,799
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.55%	07/18/2025		119	120,304
Filtration Group Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	03/29/2025		6,700	6,744,884
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.05%	07/30/2024		5,047	5,076,005
Generac Power Systems, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	4.31%	05/31/2023		2,282	2,284,653
LSFX Flavum Bidco (Spain), Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	10/03/2024	EUR	938	1,078,817
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	09/28/2023		7,162	7,181,935
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.50%)	4.48%	08/14/2023		2,772	2,786,060
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $1,210,271)	6.30%	03/08/2025		1,216	1,225,316
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.80%	11/27/2020		3,425	3,281,822
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	08/21/2024		1,827	1,837,199
Robertshaw US Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.50%	02/28/2025		2,499	2,509,611
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.00%	02/28/2026		1,100	1,101,992
Tank Holding Corp. Term Loan (1 mo. USD LIBOR + 3.50%)	5.42%	03/16/2022		143	144,681
Term Loan (2 mo. USD LIBOR + 3.50%)	5.50%	03/16/2022		92	92,596
Term Loan (3 mo. USD LIBOR + 3.50%)	5.81%	03/16/2022		861	868,088
Terex Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	01/31/2024		1,362	1,367,603
Vantiv, LLC Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.92%	08/07/2024		3,905	3,920,022
Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.92%	10/14/2023		289	290,459
					61,811,165

Insurance–1.16%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.93%	05/09/2025		1,215	1,215,486
AmWINS Group, LLC First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.70%	01/25/2024		4,990	5,004,201
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.73%	01/25/2025		374	378,819
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	5.36%	04/25/2025		9,515	9,510,794
Sedgwick Claims Management Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	03/01/2021		4,353	4,353,461
USI Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.30%	05/16/2024		9,617	9,616,559
					30,079,320

Leisure Goods, Activities & Movies–3.44%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.48%	02/01/2024		17,939	17,852,776
AMC Entertainment Inc. Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	12/15/2023		4,069	4,082,575
Term Loan (1 mo. USD LIBOR + 2.25%)	4.17%	12/15/2022		3,862	3,875,040
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/19/2023		2,317	2,323,672
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.73%	11/07/2023		877	881,191
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	02/28/2025		15,416	15,376,928
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.67%	11/08/2023		9,458	9,444,608
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	5.05%	08/23/2024		3,781	3,788,075
Dorna Sports, S.L. (Spain), Term Loan B2 (6 mo. USD LIBOR + 3.25%)	5.09%	04/12/2024		2,475	2,465,538
Equinox Holdings, Inc. Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.98%	09/06/2024		362	371,550
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.98%	03/08/2024		3,473	3,488,641
Fitness International, LLC Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/18/2025		1,381	1,390,508
Term Loan B (3 mo. USD LIBOR + 3.25%)	5.68%	04/18/2025		2,762	2,781,015
Lakeland Tours, LLC Delayed Draw Term Loan(e)	0.00%	12/16/2024		152	151,889
Term Loan (3 mo. USD LIBOR + 4.00%)	6.12%	12/16/2024		1,831	1,844,372

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies–(continued)

Life Time Fitness, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	06/10/2022		$ 489	$490,113
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	3.75%	10/31/2023		374	376,323
MTL Publishing LLC, Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	4.19%	08/20/2023		4,057	4,066,124
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)(d)	4.25%	07/11/2024		1,039	1,057,023
Sabre GLBL Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	02/22/2024		201	201,173
Shutterfly, Inc. Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	08/17/2024		3,080	3,106,981
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.44%	08/19/2024		1,295	1,301,270
UFC Holdings, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	08/18/2023		7,832	7,875,032
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.48%	08/18/2024		559	566,550
					89,158,967

Lodging & Casinos–3.71%

B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	03/14/2023	EUR	3,071	3,596,741
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	07/03/2024		3,916	3,939,269
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	4.25%	09/15/2023		1,068	1,074,425
Caesars Entertainment Operating Co., LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	10/07/2024		653	653,407
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	12/23/2024		22,350	22,385,856
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.23%	04/18/2024		3,195	3,200,632
Four Seasons Hotels Ltd., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.98%	11/30/2023		168	169,059
Golden Nugget, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.71%	10/04/2023		5,582	5,624,512
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.71%	10/25/2023		1,074	1,079,854
RHP Hotel Properties, L.P., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.17%	05/11/2024		594	598,693
Scientific Games International, Inc. Multicurrency Revolver Loan(Acquired 04/29/2016-10/04/2017; Cost $4,017,166) (d)(e)	0.00%	10/18/2018		4,101	4,059,568
Multicurrency Revolver Loan (1 mo. USD LIBOR + 3.00%) (Acquired 04/29/2016-10/04/2017; Cost $2,830,945)(d)	4.98%	10/18/2018		2,890	2,860,827
Revolver Loan(d)(e)	0.00%	10/18/2018		4,916	4,866,560
Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.73%	08/14/2024		17,678	17,756,723
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.49%	06/08/2023		7,915	7,929,557
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.80%	07/10/2020		5,542	5,583,415
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	12/20/2024		6,667	6,675,893
Wyndham Destinations, Inc., Term Loan B(f)	—	05/30/2025		4,087	4,106,109
					96,161,100

Nonferrous Metals & Minerals–0.53%

American Rock Salt Co., LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	03/21/2025		2,268	2,288,125
Covia Holdings Corp., Term Loan(f)	—	06/01/2025		6,948	6,964,164
Form Technologies LLC First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.55%	01/28/2022		2,461	2,469,979
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/30/2015; Cost $25,060)(d)	10.80%	01/30/2023		25	25,484
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.81%	05/01/2025		2,081	2,099,297
					13,847,049

Oil & Gas–6.03%

Ascent Resources Marcellus, LLC, Term Loan (1 mo. USD LIBOR + 6.50%)	8.41%	03/30/2023		917	920,512
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.31%	06/24/2024		4,101	4,010,038
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	10/31/2024		7,578	7,584,683
Brazos Delaware II, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.95%	05/21/2025		3,612	3,613,590
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	5.83%	08/17/2020		4,011	4,056,430
California Resources Corp. Term Loan (1 mo. USD LIBOR + 10.38%)	12.34%	12/31/2021		2,430	2,733,599
Term Loan (1 mo. USD LIBOR + 4.75%)	6.70%	12/31/2022		3,947	4,048,629
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	07/29/2021		3,776	3,798,288
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.42%	03/03/2023		5,601	5,539,705
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	03/30/2025		2,307	2,320,047

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Oil & Gas–(continued)

Fieldwood Energy LLC First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.23%	04/11/2022	$9,819	$9,896,616
Term Loan(d)(e)	0.00%	04/11/2021	27,701	27,424,096
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	06/27/2020	7,405	6,313,142
Glass Mountain Pipeline Holdings, LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.83%	12/23/2024	2,886	2,875,650
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.56%	08/25/2023	8,567	7,417,325
HGIM Corp., Term Loan B (Prime Rate + 3.50%)(h)(i)	0.00%	06/18/2020	9,362	3,943,836
Lucid Energy Group II Borrower, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)(d)	4.93%	02/17/2025	2,647	2,626,820
McDermott Technology (Americas), Inc., Term Loan B(f)	—	05/10/2025	6,927	6,997,518
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.23%	10/30/2024	2,302	2,268,522
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.43%	12/13/2024	3,322	3,260,195
Ocean Rig 1 Inc., Term Loan	8.00%	09/20/2024	1,185	1,244,038
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.80%	07/31/2020	4,674	4,089,427
Pacific Drilling S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.50%)(h)(i)	0.00%	06/03/2018	2,474	963,720
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.80%	03/19/2021	10,283	10,010,633
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.30%	02/21/2021	19,974	17,464,949
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.55%	08/04/2021	1,827	1,807,385
Traverse Midstream Partners LLC, Term Loan (6 mo. USD LIBOR + 4.00%)	5.85%	09/27/2024	3,664	3,672,958
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.42%	07/13/2020	5,581	5,542,264
				156,444,615

Publishing–0.91%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.94%	04/13/2025	1,633	1,638,826
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/12/2024	2,868	2,877,195
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	7.61%	06/01/2022	73	73,450
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.93%	10/04/2023	1,829	1,834,102
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/24/2021	3,120	3,160,551
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.48%	12/31/2022	3,397	3,411,004
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.98%	01/27/2024	10,454	10,468,944
				23,464,072

Radio & Television–2.32%

E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.98%	10/02/2024	1,237	1,240,373
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.17%	02/07/2024	613	615,477
iHeartCommunications, Inc. Term Loan D (3 mo. USD LIBOR + 6.75%) (h)(i)	0.00%	01/30/2019	2,099	1,656,453
Term Loan E (1 yr. USD LIBOR + 7.50%) (h)(i)	0.00%	07/30/2019	27,945	21,989,098
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.41%	01/17/2024	3	3,449
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.23%	08/23/2024	3,572	3,582,660
Sinclair Television Group, Inc. Incremental Term Loan B-1(f)	—	12/12/2024	23,050	23,071,861
Term Loan B (1 mo. USD LIBOR + 2.25%)	4.24%	01/03/2024	8,074	8,087,605
				60,246,976

Retailers (except Food & Drug)–1.44%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	4.67%	09/25/2024	3,402	3,421,911
CDW LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	4.06%	08/17/2023	2,221	2,234,126
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.73%	10/14/2022	5,457	2,147,492
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.23%	04/02/2021	4,247	4,092,223
National Vision, Inc. First Lien Revolver Loan(d)(e)	0.00%	03/13/2019	3,004	2,763,997
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.73%	11/20/2024	1,303	1,312,014
Payless Inc. Term Loan A-1 (2 mo. USD LIBOR + 8.00%)	10.03%	02/10/2022	1,543	1,504,019
Term Loan A-2 (2 mo. USD LIBOR + 9.00%)	11.03%	08/10/2022	2,896	2,557,720
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.61%	01/26/2023	9,101	6,430,952
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.11%	07/09/2019	4,960	4,803,838

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Retailers (except Food & Drug)–(continued)

Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.36%	09/12/2024		$ 4,321	$4,239,746
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,593	1,746,424
					37,254,462

Steel–0.11%

Atkore International, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.06%	12/22/2023		2,859	2,872,435

Surface Transport–1.11%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/06/2024		1,446	1,458,808
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	10.73%	11/12/2020		2,370	1,667,380
Kenan Advantage Group, Inc. Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		7,249	7,285,584
Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	07/29/2022		1,919	1,928,094
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/12/2024		1,832	1,848,838
PODS LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.93%	12/06/2024		7,544	7,569,535
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.23%	06/26/2021		3,184	3,008,929
XPO Logistics, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.96%	02/24/2025		3,949	3,962,774
					28,729,942

Telecommunications–6.63%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.73%	01/31/2025		20,853	20,618,774
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.36%	05/01/2024		3,629	3,636,174
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.98%	10/24/2022		12,304	11,994,007
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.99%	10/05/2023		12,739	12,695,489
Frontier Communications Corp. Term Loan (1 mo. USD LIBOR + 2.75%)	4.74%	03/31/2021		5,145	5,091,738
Term Loan A (1 mo. USD LIBOR + 4.38%)(d)	6.37%	10/12/2021		1,505	1,492,185
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.74%	06/15/2024		1,818	1,806,693
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	05/16/2024		1,036	1,040,292
Intelsat Jackson Holdings S.A.(Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	5.72%	11/30/2023		196	197,061
Term Loan B-5	6.63%	01/02/2024		5,659	5,808,631
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.21%	02/22/2024		14,582	14,614,474
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	11/15/2024		4,796	4,825,261
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/24/2025	EUR	3,213	3,754,001
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	02/01/2024		6,781	6,691,424
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.99%	04/11/2025		10,742	10,742,762
Speedcast Communications, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	5.00%	05/15/2025		884	886,777
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.50%	02/02/2024		16,822	16,840,842
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.93%	03/09/2023		8,331	8,362,041
Telesat LLC, Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.41%	11/17/2023		15,207	15,283,218
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.30%	05/02/2023		6,590	6,529,745
Windstream Services, LLC Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.94%	03/29/2021		11,870	11,442,503
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.19%	02/17/2024		2,631	2,346,719
Zayo Group, LLC Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.98%	01/19/2021		1,768	1,776,918
Term Loan B-2	4.23%	01/19/2024		3,493	3,516,490
					171,994,219

Utilities–7.71%

AES Corp., (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.07%	05/24/2022		592	592,409
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	4.98%	04/13/2023		4,799	4,827,386
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.48%	05/27/2022		1,292	1,302,997
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	01/15/2025		10,635	10,642,993

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Utilities–(continued)

Calpine Corp. Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2023		$ 7,949	$ 7,963,180
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	05/31/2023		4,615	4,622,498
Term Loan (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2024		9,420	9,437,963
Compass Power Generation, Term Loan (3 mo. USD LIBOR + 3.75%)	6.05%	12/20/2024		4,245	4,289,905
Dynegy Inc., Term Loan C-2 (1 mo. USD LIBOR + 2.50%)	4.46%	02/07/2024		17,651	17,678,291
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.73%	10/02/2023		7,525	7,540,947
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.31%	11/28/2024		2,838	2,860,906
Granite Acquisition Inc. First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.81%	12/17/2021		5,403	5,440,516
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.80%	12/17/2021		828	833,602
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	9.55%	12/19/2022		961	967,926
Lightstone Holdco LLC Term Loan B (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024		8,941	8,994,170
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.73%	01/30/2024		572	575,857
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.23%	05/16/2024		3,719	3,755,111
NRG Energy, Inc. Term Loan (3 mo. USD LIBOR + 1.75%)	4.05%	06/30/2023		12,604	12,615,253
Revolver Loan A(d)(e)	0.00%	07/01/2018		41,372	41,069,518
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.49%	03/23/2025		3,144	3,183,071
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.55%	03/06/2025		2,566	2,554,320
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.49%	12/02/2021		1,085	1,025,399
TerraForm Power Operating, LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.98%	11/08/2022		822	824,326
USIC Holding, Inc. First Lien Term Loan(f)	—	12/08/2023		404	406,479
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.28%	12/08/2023		6,215	6,252,284
Vistra Operations Co. LLC Term Loan (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023		16,368	16,375,466
Term Loan C (1 mo. USD LIBOR + 2.50%)	4.48%	08/04/2023		2,843	2,844,769
Term Loan B-3(f)	—	12/31/2025		20,389	20,367,405
					199,844,947
Total Variable Rate Senior Loan Interests					2,461,500,757

Bonds & Notes–4.27%

Air Transport–0.20%

Mesa Airlines, Inc., Class B(j)	5.75%	07/15/2025		5,096	5,054,737

Automotive–0.21%

Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	538	656,261
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.55%	04/15/2024	EUR	2,000	2,367,234
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		640	635,200
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,852,013
					5,510,708

Building & Development–0.06%

Haya Finance 2017 S.A. (Spain)(j)	5.25%	11/15/2022	EUR	344	369,657
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	291	312,995
LSF10 Wolverine Investment SCA (Luxembourg)(j)(k)	4.63%	03/15/2024	EUR	432	508,767
LSF10 Wolverine Investment SCA (Luxembourg)(j)	5.00%	03/15/2024	EUR	319	375,424
					1,566,843

Business Equipment & Services–0.47%

Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	2,464	2,844,243
Nexi S.p.A. (United Kingdom)(j)(k)	3.63%	05/01/2023	EUR	4,304	4,940,773
Nexi S.p.A. (United Kingdom)(j)	4.13%	11/01/2023	EUR	1,615	1,841,524
Nexi S.p.A. (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	8.00%	05/30/2021	EUR	2,250	2,643,989
					12,270,529

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Cable & Satellite Television–1.04%

Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		$ 851	$ 841,043
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		10,469	10,037,154
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	927	937,436
Altice US Finance I Corp.(j)	5.50%	05/15/2026		10,933	10,526,292
Numericable-SFR S.A.(j)	6.00%	05/15/2022		555	553,612
Numericable-SFR S.A.(j)	7.38%	05/01/2026		1,889	1,848,859
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	600	686,297
UPC Financing Partnership(j)	3.63%	06/15/2029	EUR	675	779,555
Virgin Media Secured Finance PLC (United Kingdom)(j)	5.50%	08/15/2026		1,027	976,934
					27,187,182

Chemicals & Plastics–0.16%

Alpha US Bidco, Inc.(j)	8.75%	06/01/2023		1,560	1,544,570
Avantor Inc.(j)	6.00%	10/01/2024		2,731	2,724,172
					4,268,742

Containers & Glass Products–0.22%

Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,643	1,638,400
Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		1,695	1,682,287
Reynolds Group Issuer Inc./LLC	5.75%	10/15/2020		614	618,254
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.85%	07/15/2021		1,868	1,894,526
					5,833,467

Electronics & Electrical–0.17%

Blackboard Inc.(j)	9.75%	10/15/2021		4,356	2,766,060
Dell International LLC/ EMC Corp.(j)	5.45%	06/15/2023		1,385	1,458,241
					4,224,301

Financial Intermediaries–0.40%

AnaCap Financial Europe S.A. (United Kingdom) (3 mo. GBP LIBOR + 4.50%)(j)(k)	5.00%	07/30/2024	EUR	500	553,896
Cabot Financial S.A. (Luxembourg)(j)	6.50%	04/01/2021	GBP	1,500	2,027,176
Evergood 4 APS (Denmark)(j)	2.88%	04/06/2024	EUR	3,046	3,688,160
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	992	1,354,684
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	1,320	1,418,337
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.21%	02/01/2023	GBP	973	1,221,670
					10,263,923

Health Care–0.45%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.79%	07/15/2019	GBP	2,954	3,922,013
DJO Finance LLC	10.75%	04/15/2020		3,878	3,790,745
DJO Finance LLC(j)	8.13%	06/15/2021		1,973	1,995,196
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.64%	08/15/2022	GBP	1,500	1,836,239
					11,544,193

Home Furnishings–0.19%

Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	4,711	4,978,424

Lodging & Casinos–0.16%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,338,709
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	595	676,373
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.52%	05/15/2023	GBP	1,400	1,852,214
VICI Properties 1 LLC	8.00%	10/15/2023		316	351,946
					4,219,242

Nonferrous Metals & Minerals–0.12%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		2,748	3,004,468

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Oil & Gas–0.04%

Pacific Drilling S.A. (Luxembourg) (h)(i)(j)	0.00%	06/01/2020		$ 2,798	$ 1,119,200

Radio & Television–0.21%

Clear Channel International B.V.(j)	8.75%	12/15/2020		5,141	5,359,493

Retailers (except Food & Drug)–0.03%

Claire’s Stores Inc. (h)(i)(j)	0.00%	03/15/2020		1,210	695,750

Steel–0.00%

ERP Iron Ore, LLC, 8.00% PIK Rate (Acquired 01/30/2017-03/31/2017; Cost $27,953) (d)(g)(j)(k)	8.00%	12/31/2019		56	44,615

Telecommunications–0.11%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		1,200	1,175,250
Goodman Networks Inc.	8.00%	05/11/2022		2,535	1,787,098
Windstream Services, LLC	6.38%	08/01/2023		17	9,903
					2,972,251

Utilities–0.03%

Calpine Corp.(j)	5.25%	06/01/2026		678	643,253
Total Bonds & Notes					110,761,321

Structured Products–0.50%

Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	6.85%	07/16/2025		600	601,414
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	387	447,151
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(j)(k)	6.86%	01/18/2026		2,501	2,458,012
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	7.76%	07/20/2026		1,915	1,888,132
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.46%	10/25/2028		2,899	2,924,463
OCP Euro CLO(Ireland) Series 2017-1, Class E, (3 mo. EURIBOR + 5.35%) (j)(k)	5.35%	06/18/2030		100	118,904
Series 2017-2, Class E, (3 mo. EURIBOR + 5.00%) (j)(k)	5.00%	01/15/2032		437	517,175
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	7.20%	04/15/2026		2,920	2,854,592
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	8.33%	01/09/2023		1,156	1,161,937
Total Structured Products					12,971,780

			Shares
Common Stocks & Other Equity Interests–1.80%(l)

Aerospace & Defense–0.08%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528) (d)(j)(m)				134	2,164,588

Automotive–0.02%

Dayco Products, LLC (Acquired 06/16/2006-02/18/2014; Cost $1,275,974) (j)(m)				3,266	102,879
Dayco Products, LLC (Acquired 06/16/2006-05/29/2008; Cost $104,068) (j)(m)				3,261	102,722
Transtar Holding Co. , Class A (Acquired 04/11/2017; Cost $198,417) (d)(j)(m)				3,149,478	196,842
					402,443

Building & Development–0.00%

Lake at Las Vegas Joint Venture, LLC , Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569) (d)(j)(m)				518	0
Lake at Las Vegas Joint Venture, LLC , Class B (Acquired 06/30/2010; Cost $3,408,940) (d)(j)(m)				4	0
					0

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Building Products–0.07%

Masonite International Corp. (m)	27,093	$ 1,790,847

Business Equipment & Services–0.02%

EmployBridge Holding Co. (j)(m)	43,971	395,739

Cable & Satellite Television–0.12%

ION Media Networks, Inc. (d)(m)	4,471	3,017,925

Commodity Chemicals–0.00%

LyondellBasell Industries N.V., Class A	218	24,442

Drugs–0.00%

BPA Laboratories , Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(j)(m)	3,490	0
BPA Laboratories , Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (d)(j)(m)	5,595	0
		0

Food Products–0.00%

QCE LLC (Acquired 06/30/2014; Cost $52) (d)(j)(m)	17	0

Forest Products–0.09%

Verso Corp., Class A (m)	113,805	2,302,275
Xerium Technologies, Inc. (m)	1,766	13,033
		2,315,308

Health Care–0.00%

New Millennium Holdco (j)(m)	259,087	10,363

Leisure Goods, Activities & Movies–0.00%

AMF Bowling Centers, Inc. (d)(m)	1,665	87,413

Lodging & Casinos–0.12%

Caesars Entertainment Operating Co., LLC (m)	83,880	1,019,142
Twin River Management Group, Inc. (j)(m)	18,663	2,206,900
		3,226,042

Oil & Gas–0.77%

Ameriforge Group Inc. (j)(m)	1,049	62,415
Ascent Resources Marcellus, LLC First Lien Wts. (d)(j)	170,533	11,084
Ascent Resources Marcellus, LLC, (j)	658,667	2,179,200
CJ Holding Co. (m)	47,780	1,286,239
Fieldwood Energy LLC (j)	67,619	3,076,664
Ocean Rig 1 Inc. (m)	265,985	7,053,923
Paragon Offshore Finance Co. (Cayman Islands) , Class A (j)(m)	4,595	5,151
Paragon Offshore Finance Co. (Cayman Islands) , Class B (j)(m)	2,298	71,382
Samson Investment Co. (j)	261,209	6,203,713
		19,949,771

Publishing–0.06%

F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143) (d)(j)(m)	288	173
Merrill Communications LLC , Class A (Acquired 03/08/2013; Cost $307,685) (d)(j)(m)	133,776	1,605,312
Tronc, Inc. (m)	2,262	36,282
		1,641,767

Retailers (except Food & Drug)–0.03%

Payless Inc. (j)(m)	146,073	657,329

Surface Transport–0.00%

U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0) (d)(j)(m)	6,189	62
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805) (d)(j)(m)	87,805	74,634
		74,696

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Telecommunications–0.01%

Consolidated Communications, Inc.	32,797	$ 367,654
Goodman Networks Inc. (d)(m)	159,473	0
		367,654

Utilities–0.41%

Bicent Power, LLC , Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (d)(j)(m)	101	0
Bicent Power, LLC , Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (d)(j)(m)	164	0
Vistra Operations Co. LLC (m)	410,978	10,081,290
Vistra Operations Co. LLC (d)(j)(m)	672,945	185,060
Vistra Operations Co. LLC, Rts. expiring 12/31/2046 (j)(m)	410,978	226,038
		10,492,388
Total Common Stocks & Other Equity Interests		46,618,715

Preferred Stock–0.00%

Telecommunications–0.00%

Goodman Networks Inc. , Series A-1 (Acquired 05/31/2017; Cost $1,897) (d)(j)(m)	189,735	0

Money Market Funds–4.22%

Invesco Government & Agency Portfolio, –Institutional Class, 1.80%(n)	32,077,085	32,077,085
Invesco Liquid Assets Portfolio, – Institutional Class, 1.18%(n)	25,985,691	25,990,888
Invesco Treasury Portfolio, –Institutional Class, 1.76%(n)	51,321,753	51,321,753
Total Money Market Funds		109,389,726
TOTAL INVESTMENTS IN SECURITIES–105.74% (Cost $2,788,582,708)		2,741,242,299
OTHER ASSETS LESS LIABILITIES–(5.74)%		(148,786,262)
NET ASSETS–100.00%		$ 2,592,456,037

Investment Abbreviations:

CHF	—Swiss Franc
CLO	—Collateralized Loan Obligation
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound Sterling
LIBOR	—London Interbank Offered Rate
PIK	—Pay-in-Kind
REGS	—Regulation S
USD	—U.S. Dollar
Wts.	—Warrants

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(f)	This variable rate interest will settle after May 31, 2018 , at which time the interest rate will be determined.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at May 31, 2018 was $30,492,015, which represented 1.18% of the Fund’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $136,713,407, which represented 5.27% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(l)	Acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
06/15/2018	Barclays Bank PLC	EUR	18,815,074	USD	23,269,826	$ 1,256,786
06/15/2018	Barclays Bank PLC	SEK	23,226	USD	2,772	136
06/15/2018	Citibank, N.A.	GBP	6,615,247	USD	9,437,312	638,932
06/15/2018	Citibank, N.A.	USD	1,123,779	CHF	1,121,567	15,207
06/15/2018	Goldman Sachs International	EUR	18,815,074	USD	23,275,188	1,262,148
06/15/2018	Goldman Sachs International	GBP	6,615,247	USD	9,432,913	634,533
06/15/2018	J.P. Morgan Chase Bank, N.A.	EUR	20,315,075	USD	25,130,908	1,362,916
06/15/2018	J.P. Morgan Chase Bank, N.A.	GBP	6,615,247	USD	9,434,533	636,153
06/15/2018	J.P. Morgan Chase Bank, N.A.	SEK	23,226	USD	2,772	136
06/15/2018	Royal Bank of Canada	CHF	1,121,567	USD	1,171,123	32,137
06/15/2018	Royal Bank of Canada	EUR	18,815,074	USD	23,297,578	1,284,538
07/13/2018	Canadian Imperial Bank of Commerce	EUR	19,199,657	USD	23,053,508	539,812
07/13/2018	Canadian Imperial Bank of Commerce	GBP	6,638,258	USD	9,020,297	178,270
07/13/2018	Goldman Sachs International	EUR	19,199,657	USD	23,029,182	515,486
07/13/2018	Goldman Sachs International	GBP	6,630,491	USD	9,006,860	175,177
07/13/2018	Goldman Sachs International	SEK	23,227	USD	2,714	72
07/13/2018	J.P. Morgan Chase Bank, N.A.	EUR	23,300,164	USD	27,949,972	627,982
07/13/2018	Royal Bank of Canada	EUR	19,199,678	USD	23,028,862	515,141
07/13/2018	Royal Bank of Canada	GBP	6,630,491	USD	9,003,074	171,391
07/13/2018	State Street Bank & Trust Co.	SEK	23,226	USD	2,713	72
Subtotal—Appreciation						9,847,025
06/15/2018	Canadian Imperial Bank of Commerce	USD	22,986,842	EUR	19,187,681	(537,864)
06/15/2018	Canadian Imperial Bank of Commerce	USD	8,949,693	GBP	6,596,420	(176,353)
06/15/2018	Goldman Sachs International	USD	22,962,032	EUR	19,187,681	(513,055)
06/15/2018	Goldman Sachs International	USD	8,985,193	GBP	6,624,661	(174,293)
06/15/2018	Goldman Sachs International	USD	2,707	SEK	23,218	(72)
06/15/2018	J.P. Morgan Chase Bank, N.A.	USD	22,951,729	EUR	19,187,681	(502,751)
06/15/2018	Royal Bank of Canada	USD	22,973,604	EUR	19,197,255	(513,426)
06/15/2018	Royal Bank of Canada	USD	8,981,318	GBP	6,624,661	(170,418)
06/15/2018	State Street Bank & Trust Co.	USD	2,708	SEK	23,235	(71)
07/13/2018	Barclays Bank PLC	GBP	293,534	USD	389,307	(1,674)
07/13/2018	Barclays Bank PLC	USD	1,201,818	GBP	897,111	(6,884)
07/13/2018	Citibank, N.A.	CHF	1,127,537	USD	1,132,636	(15,373)
Subtotal—Depreciation						(2,612,234)
Total Forward Foreign Currency Contracts—Currency Risk						$ 7,234,791

Currency Abbreviations:
CHF — Swiss Franc	EUR — Euro	GBP — British Pound Sterling
SEK — Swedish Krona	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

                                 Invesco Floating Rate Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Floating Rate Fund

D.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

                                 Invesco Floating Rate Fund

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Floating Rate Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were transfers from Level 3 to Level 2 of $39,662,219, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $35,855,322, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$2,289,675,150	$171,825,607	$2,461,500,757
Bonds & Notes	—	110,716,706	44,615	110,761,321
Structured Products	—	12,971,780	—	12,971,780
Common Stocks & Other Equity Interests	23,975,127	15,300,495	7,343,093	46,618,715
Preferred Stocks	—	—	0	0
Money Market Funds	109,389,726	—	—	109,389,726
Investments Matured	—	45,197	74,634	119,831
Total Investments in Securities	133,364,853	2,428,709,328	179,287,949	2,741,362,130
Other Investments – Assets*
Forward Foreign Currency Contracts	—	9,847,025	—	9,847,025
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(2,612,234)	—	(2,612,234)
Total Other Investments	—	7,234,791	—	7,234,791
Total Investments	$133,364,853	$2,435,944,119	$179,287,949	$2,748,596,921
*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended May 31, 2018:

	Value August 31, 2017	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value May 31, 2018
Variable Rate Senior Loan Interests	$179,593,580	$52,436,667	$ (58,170,985)	$ 1,135,234	$392,442	$ (956,748)	$34,053,168	$ (36,657,751)	$171,825,607
Bonds & Notes	4,117,596	369,026	(1,849,853)	15,467	138,534	258,313	—	(3,004,468)	44,615
Common Stocks & Other Equity Interests	5,857,364	14,098	—	—	—	(330,523)	1,802,154	—	7,343,093
Preferred Stocks	284,602	—	—	—	—	(284,602)	—	—	0
Investments Matured	76,857	—	—	—	—	(2,223)	—	—	74,634
Total	$189,929,999	$52,819,791	$ (60,020,838)	$ 1,150,701	$530,976	$ (1,315,783)	$35,855,322	$ (39,662,219)	$179,287,949

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

                                 Invesco Floating Rate Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2018:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$9,847,025
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$9,847,025

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(2,612,234)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(2,612,234)

Effect of Derivative Investments for the nine months ended May 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(9,509,019)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	11,504,004
Total	$1,994,985

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$398,736,617

                                 Invesco Floating Rate Fund

NOTE 4 — Unfunded Loan Commitments

As of May 31, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)		Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Term Loan		907,484	907,484
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Term Loan		274,564	274,564
Brickman Group Ltd. LLC	Revolver Loan		719,935	665,940
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		90,683	90,683
Engineered Machinery Holdings, Inc.	Second Lien Term Loan		22,915	22,915
Fieldwood Energy LLC	Term Loan		27,701,107	27,424,096
Heartland Dental, LLC	Delayed Draw Term Loan		833,878	833,878
IAP Worldwide Services	Revolver Loan		789,016	789,016
KPEX Holdings Inc.	First Lien Delayed Draw Term Loan		97,116	97,116
Lakeland Tours, LLC	Delayed Draw Term Loan		151,889	151,889
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		1,177,495	1,173,468
MacDermid, Inc.	First Lien Revolver Loan		436,109	434,618
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		508,295	506,231
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
Nidda Healthcare Holding AG	Term Loan B-1	GBP	485,695	647,173
NRG Energy, Inc.	Revolver Loan A		41,372,155	41,069,518
Prime Security Services Borrower, LLC	Revolver Loan		3,829,058	3,791,457
Transtar Holding Co.	Term Loan		242,525	241,919
Scientific Games International, Inc.	Multicurrency Revolver Loan		4,100,574	4,059,568
Scientific Games International, Inc.	Revolver Loan		4,915,717	4,866,560
Unilabs Diagnostics AB	Revolver Loan	EUR	1,849,988	2,127,704
				$92,939,794

(a) Principal amounts are denominated in U.S. Dollars unless otherwise noted.

NOTE 5 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended May 31, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$3,004,345	$2,763,997
Mizuho Bank, Ltd.	41,372,155	41,069,518
Total		$43,833,515

                                 Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us GREI-QTR-1 07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–64.78%

Australia–4.16%

Dexus	904,260	$ 6,749,419
Goodman Group	1,478,033	10,439,211
GPT Group (The)	1,131,367	4,294,638
Mirvac Group	4,500,716	7,810,459
Scentre Group	4,750,249	14,981,369
		44,275,096

Belgium–0.14%

Cofinimmo S.A.	12,075	1,496,724

Canada–1.64%

Allied Properties REIT	102,000	3,344,146
H&R REIT	307,000	4,785,184
Killam Apartment REIT	276,700	3,248,013
Pembina Pipeline Corp.	173,082	6,020,360
		17,397,703

France–3.46%

Fonciere des Regions	18,881	1,975,356
ICADE	59,332	5,508,670
Klepierre S.A.	192,308	7,527,645
Unibail-Rodamco S.E.	96,782	21,828,076
		36,839,747

Germany–2.26%

Aroundtown S.A.	266,852	2,219,714
Deutsche Wohnen S.E.	76,164	3,573,309
Grand City Properties S.A.	254,947	6,259,229
LEG Immobilien AG	48,901	5,355,547
Vonovia S.E.	141,018	6,653,917
		24,061,716

Hong Kong–5.54%

CK Asset Holdings Ltd.	729,500	6,092,033
Hang Lung Properties Ltd.	3,172,000	7,198,613
Link REIT	650,500	5,755,756
New World Development Co. Ltd.	6,032,000	9,242,497
Sun Hung Kai Properties Ltd.	1,075,000	17,321,339
Swire Properties Ltd.	1,729,600	6,780,886
Wharf (Holdings) Ltd. (The)	603,000	1,948,906
Wharf Real Estate Investment Co. Ltd.	604,000	4,654,551
		58,994,581

Japan–7.31%

Activia Properties, Inc.	658	2,924,836
Advance Residence Investment Corp.	770	2,012,855
AEON REIT Investment Corp.	1,991	2,251,476
Daiwa House REIT Investment Corp.	1,755	4,131,222
Daiwa Office Investment Corp.	795	4,655,833
GLP J-REIT	5,624	6,279,012

	Shares	Value

Japan–(continued)

Hulic Co., Ltd.	480,100	$ 4,912,751
Japan Hotel REIT Investment Corp.	4,295	3,197,299
Japan Real Estate Investment Corp.	635	3,328,428
Kenedix Office Investment Corp.	249	1,543,325
Mitsubishi Estate Co., Ltd.	468,900	8,489,974
Mitsui Fudosan Co., Ltd.	654,400	16,373,175
Mitsui Fudosan Logistics Park Inc.	618	1,934,787
Nippon Prologis REIT Inc.	1,043	2,173,175
Sumitomo Realty & Development Co., Ltd.	280,000	10,526,553
Tokyo Tatemono Co., Ltd.	104,900	1,450,069
United Urban Investment Corp.	1,065	1,633,189
		77,817,959

Netherlands–0.83%

InterXion Holding N.V. (a)	37,734	2,409,694
Wereldhave N.V.	168,909	6,381,155
		8,790,849

Singapore–0.28%

Ascendas REIT	1,523,900	3,009,541

South Africa–0.18%

SA Corporate Real Estate Ltd.	5,257,762	1,913,055

Spain–1.06%

Ferrovial, S.A.	122,483	2,495,887
Hispania Activos Inmobiliarios SOCIMI S.A.	55,259	1,144,829
Inmobiliaria Colonial SOCIMI, S.A.	217,927	2,322,203
Merlin Properties SOCIMI, S.A.	386,325	5,332,279
		11,295,198

Sweden–1.29%

Fabege AB	561,245	6,620,554
Hufvudstaden AB -Class A	356,462	5,145,265
Wihlborgs Fastigheter AB	178,690	1,942,102
		13,707,921

Switzerland–0.69%

Swiss Prime Site AG	78,983	7,368,595

United Kingdom–3.23%

Big Yellow Group PLC	213,454	2,638,426
Derwent London PLC	61,755	2,469,744
Great Portland Estates PLC	172,538	1,582,310
Land Securities Group PLC	633,618	7,814,575
LondonMetric Property PLC	920,073	2,351,612
SEGRO PLC	1,014,588	8,827,208
Tritax Big Box REIT PLC	2,097,712	4,182,104
UNITE Group PLC (The)	397,954	4,493,181
		34,359,160

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Shares		Value

United States–32.71%

Acadia Realty Trust		236,513	$ 6,090,210
American Campus Communities, Inc.		249,561	10,007,396
American Tower Corp. -Class A		193,249	26,739,864
Apple Hospitality REIT, Inc.		624,775	11,889,468
AvalonBay Communities, Inc.		140,914	23,326,904
Boston Properties, Inc.		155,443	18,928,294
Brixmor Property Group, Inc.		216,027	3,430,509
Crown Castle International Corp.		161,038	16,772,108
Digital Realty Trust, Inc.		70,413	7,567,989
Education Realty Trust, Inc.		85,059	3,108,056
EnLink Midstream LLC		144,755	2,533,212
Equinix, Inc.		5,689	2,257,680
Equity Residential		85,316	5,459,371
Essex Property Trust, Inc.		70,915	16,950,812
Extra Space Storage Inc.		125,041	12,035,196
Federal Realty Investment Trust		52,268	6,214,142
Hudson Pacific Properties Inc.		426,389	15,094,171
Liberty Property Trust		165,825	7,331,123
Macquarie Infrastructure Corp.		72,917	2,821,888
Mid-America Apartment Communities, Inc.		54,568	5,105,382
National Retail Properties, Inc.		191,251	7,923,529
Park Hotels & Resorts Inc.		420,791	13,557,886
Pattern Energy Group, Inc. -Class A		114,546	2,128,265
PotlatchDeltic Corp.		33,670	1,700,335
Prologis, Inc.		162,303	10,444,198
Public Storage		110,641	23,438,189
QTS Realty Trust, Inc. -Class A		195,235	7,366,217
Realty Income Corp.		83,963	4,475,228
Retail Opportunity Investments Corp.		303,714	5,503,298
Simon Property Group, Inc.		121,643	19,489,641
SL Green Realty Corp.		182,380	17,785,698
Sunstone Hotel Investors, Inc.		134,179	2,333,373
Terreno Realty Corp.		162,320	6,186,015
Ventas, Inc.		104,302	5,701,147
Vornado Realty Trust		68,169	4,752,061
Welltower Inc.		121,930	7,029,264
Weyerhaeuser Co.		123,714	4,618,244
			348,096,363
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $658,035,123)			689,424,208

	Principal Amount

Mortgage-Backed Securities–20.60%

Ireland–0.26%

Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40% (3 mo. EURIBOR + 3.50%), 02/01/2026 (b)(c)(d)	EUR	2,300,000	2,725,163

	Principal Amount	Value

United States–20.34%

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.46%, 10/10/2045 (d)(e)	$3,264,905	$ 3,331,561
Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(d)(f)	6,650,000	5,800,828
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 4.87% (1 mo. USD LIBOR + 2.95%), 06/15/2028(b)(d)	11,750,000	11,741,032
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.68%, 08/27/2045(d)(e)	5,000,000	4,359,088
Braemar Hotels & Resorts Trust, Series 2018-PRME, Class E, Floating Rate Pass Through Ctfs., 4.36% (1 mo. USD LIBOR + 2.40%), 06/15/2035 (b)(d)	2,000,000	1,997,870
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.79%, 04/10/2028 (d)(e)	9,800,000	9,760,940
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, Variable Rate Pass Through Ctfs., 4.90%, 03/10/2047 (d)(e)	1,220,000	1,152,589
Commercial Mortgage Trust, Series 2014-FL4, Class SOF1, Floating Rate Pass Through Ctfs., 5.17% (1 mo. USD LIBOR + 3.25%), 03/13/2027 (b)(d)	2,000,000	1,985,441
Series 2014-CR21, Class D, Variable Rate Pass Through Ctfs., 3.92%, 12/10/2047(d)(e)	10,711,000	9,020,496
Series 2014-FL4, Class D, Floating Rate Pass Through Ctfs., 4.37% (1 mo. USD LIBOR + 2.45%), 07/13/2031(b)(d)	13,571,000	13,543,914
Series 2014-PAT, Class F, Floating Rate Pass Through Ctfs., 4.37% (1 mo. USD LIBOR + 2.44%), 08/13/2027(b)(d)	15,000,000	14,999,081
Series 2014-CR19, Class D, Variable Rate Pass Through Ctfs., 4.72%, 08/10/2047(d)(e)	25,690,000	22,582,771
Series 2014-UBS4, Class D, Variable Rate Pass Through Ctfs., 4.69%, 08/10/2047(d)(e)	13,290,000	11,645,947
Series 2014-FL4, Class SOF2, Floating Rate Pass Through Ctfs., 5.92% (1 mo. USD LIBOR + 4.00%), 03/13/2027 (b)(d)	4,000,000	3,962,041

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

United States–(continued)

GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044 (d)(e)	$8,605,000	$ 8,133,375
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.28%, 12/27/2046 (d)(e)	9,890,000	8,760,509
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.65%, 10/15/2045(d)(e)	7,805,000	7,377,732
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.16%, 04/15/2046(e)	12,749,000	11,790,581
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047 (d)	10,000,000	9,532,341
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.77%, 10/15/2046(d)(e)	13,510,000	12,810,703
Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2046(d)(e)	14,190,000	13,334,684
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, Floating Rate Pass Through Ctfs., 4.52% (1 mo. USD LIBOR + 2.60%), 11/15/2034 (b)(d)	4,900,000	4,918,030
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.25%, 10/15/2042 (e)	270,000	276,495
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 6.07% (1 mo. USD LIBOR + 4.15%), 11/15/2027 (b)(d)	12,200,000	11,472,365
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class F, Floating Rate Pass Through Ctfs., 4.38% (1 mo. USD LIBOR + 2.46%), 12/15/2036 (b)(d)	6,400,000	6,401,075
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.41%, 03/15/2048 (d)(e)	6,304,000	5,780,042
		216,471,531
Total Mortgage Backed Securities (Cost $216,461,282)		219,196,694

	Shares

Preferred Stocks–10.30%

United States–10.30%

American Homes 4 Rent, Series D, 6.50% Pfd.	34,873	877,056

	Shares	Value

United States–(continued)

American Homes 4 Rent, Series E, 6.35% Pfd.	187,232	$ 4,669,566
American Homes 4 Rent, Series F, 5.88% Pfd.	120,449	2,854,641
American Homes 4 Rent, Series G, 5.88% Pfd.	140,900	3,268,880
Apartment Investment & Management Co., Series A, 6.88% Pfd.	38,350	999,401
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	15,036	15,705,552
DDR Corp., Series K, 6.25% Pfd.	42,163	937,283
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	194,477	5,070,015
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	170,000	4,392,800
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	44,600	1,052,560
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,238
GGP Inc., Series A, 6.38% Pfd.	312,789	7,572,622
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	269,600	8,826,704
LaSalle Hotel Properties, Series I, 6.38% Pfd.	144,800	3,637,376
LaSalle Hotel Properties, Series J, 6.30%, Pfd.	59,406	1,486,338
National Retail Properties, Inc., Series E, 5.70% Pfd.	67,500	1,584,900
National Retail Properties, Inc., Series F, 5.20% Pfd.	79,600	1,770,304
NuStar Logistics L.P., 8.46% (3 mo. USD LIBOR + 6.73%) Variable Rate Pfd. (b)	131,300	3,350,776
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,377,789
Public Storage, Series C, 5.13% Pfd.	93,500	2,306,645
Public Storage, Series U, 5.63% Pfd.	91,670	2,305,042
Public Storage, Series Y, 6.38% Pfd.	374,114	9,719,482
Public Storage, Series Z, 6.00% Pfd.	70,540	1,835,451
QTS Realty Trust Inc., Series A, 7.13% Pfd.	118,473	2,966,564
Sempra Energy, Series A, $6.00 Conv. Pfd.	56,004	5,555,037
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	103,500	2,614,410
Targa Resources Partners L.P., Series A, 9.00% Pfd.	204,800	5,498,880
Taubman Centers, Inc., Series J, 6.50% Pfd.	85,310	2,057,677
Vornado Realty Trust, Series L, 5.40% Pfd.	100,000	2,303,000
Total Preferred Stocks (Cost $118,824,672)		109,608,989

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–1.49%

United States–1.49%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	$ 87,300	$ 3,868,263
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	4,975,000	5,130,469
NextEra Energy, Inc., Series H, Conv. Investment Units, 6.37%, 09/01/2018	60,200	4,416,874
Targa Resources Partners L.P./ Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023	2,500,000	2,387,500
Total U.S. Dollar Denominated Bonds & Notes (Cost $15,363,388)		15,803,106

Non-U.S. Dollar Denominated Bonds & Notes–0.22%(c)

Australia–0.22%

General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,169,085)	AUD 2,980,000	2,311,992

	Shares

Money Market Funds–2.03%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (g)	7,573,141	7,573,141
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (g)	5,407,598	5,408,679
Invesco Treasury Portfolio –Institutional Class, 1.64% (g)	8,655,018	8,655,018
Total Money Market Funds (Cost $21,636,065)		21,636,838
TOTAL INVESTMENTS IN SECURITIES–99.42% (Cost $1,033,489,615)		1,057,981,827
OTHER ASSETS LESS LIABILITIES–0.58%		6,213,075
NET ASSETS–100.00%		$ 1,064,194,902

Investment Abbreviations:

AUD	—Australian Dollar
Conv.	—Convertible
Ctfs.	—Certificates
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
Gtd.	—Guaranteed
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
Pfd.	—Preferred
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
USD	—U.S. Dollar

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $207,129,618, which represented 19.46% of the Fund’s Net Assets.

(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2018.

(f)	Zero coupon bond issued at a discount.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Real Estate Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

Invesco Global Real Estate Income Fund

D.	Foreign Currency Translations – (continued)

Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Global Real Estate Income Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were transfers from Level 1 to Level 2 of $47,493,816 and from Level 2 to Level 1 of $38,503,924, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$10,439,211	$36,147,877	$—	$46,587,088
Belgium	—	1,496,724	—	1,496,724
Canada	17,397,703	—	—	17,397,703
France	—	36,839,747	—	36,839,747
Germany	18,706,169	5,355,547	—	24,061,716
Hong Kong	27,776,194	31,218,387	—	58,994,581
Ireland	—	2,725,163	—	2,725,163
Japan	8,540,498	69,277,461	—	77,817,959
Netherlands	2,409,694	6,381,155	—	8,790,849
Singapore	—	3,009,541	—	3,009,541
South Africa	1,913,055	—	—	1,913,055
Spain	2,495,887	8,799,311	—	11,295,198
Sweden	8,562,656	5,145,265	—	13,707,921
Switzerland	7,368,595	—	—	7,368,595
United Kingdom	24,192,973	10,166,187	—	34,359,160
United States	444,099,394	245,880,595	—	689,979,989
Money Market Funds	21,636,838	—	—	21,636,838
Total Investments	$595,538,867	$462,442,960	$—	$1,057,981,827

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-GRI-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.29%

Aerospace & Defense–1.79%

General Dynamics Corp.	712,390	$143,696,187

Asset Management & Custody Banks–2.43%

Northern Trust Corp.	840,882	86,207,223
State Street Corp.	1,137,862	109,359,917
		195,567,140

Automobile Manufacturers–2.52%

General Motors Co.	4,747,538	202,719,873

Biotechnology–1.89%

Amgen Inc.	542,373	97,421,038
Celgene Corp. (b)	697,099	54,847,750
		152,268,788

Building Products–0.84%

Johnson Controls International PLC	2,014,322	67,600,646

Cable & Satellite–1.63%

Charter Communications, Inc. -Class A (b)	211,768	55,279,918
Comcast Corp. -Class A	2,428,993	75,736,002
		131,015,920

Communications Equipment–2.63%

Cisco Systems, Inc.	3,565,552	152,284,726
Juniper Networks, Inc.	2,230,310	59,415,458
		211,700,184

Diversified Banks–13.12%

Bank of America Corp.	11,355,074	329,751,349
Citigroup Inc.	5,708,837	380,722,340
JPMorgan Chase & Co.	2,614,505	279,778,180
Wells Fargo & Co.	1,207,276	65,180,831
		1,055,432,700

Diversified Metals & Mining–0.82%

BHP Billiton Ltd. (Australia)	2,655,912	65,983,151

Drug Retail–1.59%

Walgreens Boots Alliance, Inc.	2,051,086	127,967,256

Electric Utilities–0.43%

FirstEnergy Corp.	1,014,181	34,908,110

Fertilizers & Agricultural Chemicals–1.53%

Mosaic Co. (The)	2,353,579	64,699,887
Nutrien Ltd. (Canada)	1,151,467	58,321,803
		123,021,690

	Shares	Value

Health Care Distributors–1.45%
McKesson Corp.	819,699	$116,348,076

Health Care Equipment–3.20%

Baxter International Inc.	908,663	64,369,687
Medtronic PLC	1,252,619	108,126,072
Zimmer Biomet Holdings, Inc.	761,686	84,935,606
		257,431,365

Health Care Services–1.78%

CVS Health Corp.	2,258,703	143,179,183

Home Improvement Retail–1.23%

Kingfisher PLC (United Kingdom)	24,422,871	99,069,256

Hotels, Resorts & Cruise Lines–1.55%

Carnival Corp.	2,006,983	124,994,901

Industrial Machinery–1.12%

Ingersoll-Rand PLC	1,026,038	89,819,367

Insurance Brokers–2.65%

Aon PLC	666,300	93,195,381
Marsh & McLennan Cos., Inc.	611,328	49,132,431
Willis Towers Watson PLC	469,103	70,904,919
		213,232,731

Integrated Oil & Gas–6.60%

BP PLC (United Kingdom)	18,892,669	144,710,350
Occidental Petroleum Corp.	2,318,288	195,199,849
Royal Dutch Shell PLC -Class A (United Kingdom)	5,520,815	191,294,236
		531,204,435

Integrated Telecommunication Services–0.83%

Verizon Communications Inc.	1,399,981	66,737,094

Internet Software & Services–1.39%

eBay Inc. (b)	2,965,632	111,863,639

Investment Banking & Brokerage–4.57%

Charles Schwab Corp. (The)	1,132,208	62,973,409
Goldman Sachs Group, Inc. (The)	386,583	87,321,368
Morgan Stanley	4,324,675	216,839,205
		367,133,982

IT Consulting & Other Services–1.32%

Cognizant Technology Solutions Corp. -Class A	1,411,208	106,334,523

Managed Health Care–0.96%

Anthem, Inc.	349,172	77,313,664

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

	Shares	Value

Multi-Line Insurance–2.01%

American International Group, Inc.	3,062,236	$161,655,438

Oil & Gas Equipment & Services–2.37%

Baker Hughes, a GE Co.	1,643,445	56,846,762
TechnipFMC PLC (United Kingdom)	4,305,866	134,127,726
		190,974,488

Oil & Gas Exploration & Production–7.35%

Anadarko Petroleum Corp.	2,348,707	163,939,749
Apache Corp.	2,759,517	110,380,680
Canadian Natural Resources Ltd. (Canada)	3,958,144	137,036,159
Devon Energy Corp.	4,324,618	179,774,370
		591,130,958

Other Diversified Financial Services–1.69%

AXA Equitable Holdings, Inc. (b)	2,572,037	54,938,710
Voya Financial, Inc.	1,557,966	80,920,754
		135,859,464

Packaged Foods & Meats–1.28%

Mondelez International, Inc. -Class A	2,617,850	102,802,970

Pharmaceuticals–5.76%

Bristol-Myers Squibb Co.	1,166,977	61,406,330
Merck & Co., Inc.	2,051,232	122,109,841
Novartis AG (Switzerland)	1,373,867	101,932,198
Pfizer Inc.	2,977,798	106,992,282
Sanofi (France)	920,603	70,636,057
		463,076,708

Railroads–1.96%

CSX Corp.	2,438,949	157,678,053

Regional Banks–6.34%

Citizens Financial Group, Inc.	4,680,899	191,214,724
Comerica Inc.	396,120	37,350,155
Fifth Third Bancorp	3,358,216	102,694,245

	Shares	Value

Regional Banks–(continued)

First Horizon National Corp.	3,082,437	$57,148,382
PNC Financial Services Group, Inc. (The)	844,844	121,159,078
		509,566,584

Semiconductors–3.09%

Intel Corp.	2,144,112	118,354,983
QUALCOMM Inc.	2,234,177	129,850,367
		248,205,350

Systems Software–2.86%

Oracle Corp.	4,072,865	190,284,253
Symantec Corp.	1,920,447	39,906,889
		230,191,142

Tobacco–2.10%

Philip Morris International Inc.	2,119,878	168,615,096

Wireless Telecommunication Services–0.61%

Vodafone Group PLC -ADR (United Kingdom)	1,903,380	49,354,643
Total Common Stocks & Other Equity Interests (Cost $5,537,988,759)		7,825,654,755

Money Market Funds–2.97%

Invesco Government & Agency Portfolio – Institutional Class, 1.64% (c)	83,574,342	83,574,338
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (c)	59,697,694	59,709,634
Invesco Treasury Portfolio –Institutional Class, 1.64% (c)	95,513,534	95,513,534
Total Money Market Funds (Cost $238,789,874)		238,797,506

TOTAL INVESTMENTS IN SECURITIES–100.26% (Cost $5,776,778,633)		8,064,452,261
OTHER ASSETS LESS LIABILITIES–(0.26)%		(20,528,615)
NET ASSETS–100.00%		$8,043,923,646

Investment Abbreviations:

ADR	— American Depositary Receipt

Notes	to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
06/08/2018	Bank of New York Mellon (The)	CAD	70,065,857	USD	54,340,735	$290,208
06/08/2018	Bank of New York Mellon (The)	EUR	23,196,064	USD	27,867,170	730,993
06/08/2018	Bank of New York Mellon (The)	GBP	133,374,384	USD	181,736,602	4,390,996
06/08/2018	State Street Bank and Trust Co.	CAD	70,065,819	USD	54,343,677	293,179
06/08/2018	State Street Bank and Trust Co.	EUR	23,195,904	USD	27,885,466	749,475
06/08/2018	State Street Bank and Trust Co.	GBP	138,636,724	USD	188,935,219	4,592,369
06/08/2018	State Street Bank and Trust Co.	USD	898,796	AUD	1,195,127	5,020
06/08/2018	State Street Bank and Trust Co.	USD	1,064,090	CHF	1,060,689	12,916
Subtotal—Appreciation						11,065,156
06/08/2018	Bank of New York Mellon (The)	AUD	31,682,894	USD	23,684,658	(275,568)
06/08/2018	Bank of New York Mellon (The)	CHF	40,038,923	USD	40,290,741	(364,142)
06/08/2018	State Street Bank and Trust Co.	AUD	31,682,638	USD	23,696,712	(263,321)
06/08/2018	State Street Bank and Trust Co.	CHF	40,039,444	USD	40,326,772	(328,639)
06/08/2018	State Street Bank and Trust Co.	USD	2,079,969	CAD	2,661,932	(26,490)
06/08/2018	State Street Bank and Trust Co.	USD	1,143,522	EUR	959,702	(20,803)
06/08/2018	State Street Bank and Trust Co.	USD	6,266,728	GBP	4,623,380	(119,100)
Subtotal—Depreciation						(1,398,063)
Total Forward Foreign Currency Contracts—Currency Risk						$9,667,093

Abbreviations:
AUD	— Australian Dollar	EUR	— Euro
CAD	— Canadian Dollar	GBP	— British Pound Sterling
CHF	— Swiss Franc	USD	— U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Growth and Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Growth and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were transfers from Level 1 to Level 2 of $167,915,349 and from Level 2 to Level 1 of $70,636,057, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,657,739,406	$167,915,349	$—	$7,825,654,755
Money Market Funds	238,797,506	—	—	238,797,506
Total Investments in Securities	7,896,536,912	167,915,349	—	8,064,452,261
Other Investments – Assets*
Forward Foreign Currency Contracts	—	11,065,156	—	11,065,156
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(1,398,063)	—	(1,398,063)
Total Other Investments	—	9,667,093	—	9,667,093
Total Investments	$7,896,536,912	$177,582,442	$—	$8,074,119,354

* Unrealized appreciation (depreciation).

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	LVEY-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.17%

Aerospace & Defense–1.94%

Boeing Co. (The)	14,700	$5,176,752

Airlines–0.20%

Copa Holdings, S.A. -Class A (Panama)	4,800	531,840

Apparel Retail–1.40%

American Eagle Outfitters, Inc.	120,700	2,679,540
Urban Outfitters, Inc. (b)	25,800	1,071,732
		3,751,272

Apparel, Accessories & Luxury Goods–3.30%

Michael Kors Holdings Ltd. (b)	65,600	3,764,784
Ralph Lauren Corp.	37,500	5,046,750
		8,811,534

Asset Management & Custody Banks–0.32%

Waddell & Reed Financial, Inc. -Class A	43,900	851,660

Auto Parts & Equipment–0.13%

Delphi Technologies PLC	7,000	350,700

Biotechnology–8.13%

AbbVie Inc.	45,100	4,462,194
Amgen Inc.	24,300	4,364,766
Biogen Inc. (b)	14,180	4,168,353
Gilead Sciences, Inc.	60,000	4,044,000
United Therapeutics Corp. (b)	4,600	490,268
Vertex Pharmaceuticals Inc. (b)	27,300	4,204,200
		21,733,781

Casinos & Gaming–1.24%

Las Vegas Sands Corp.	38,800	3,127,668
Stars Group Inc. (The) (Canada)(b)	5,700	193,800
		3,321,468

Coal & Consumable Fuels–0.20%

CONSOL Energy, Inc. (b)	12,300	541,938

Commodity Chemicals–2.10%

LyondellBasell Industries N.V. -Class A	36,000	4,036,320
Methanex Corp. (Canada)	7,900	538,780
Westlake Chemical Corp.	9,000	1,041,570
		5,616,670

Communications Equipment–2.15%

F5 Networks, Inc. (b)	11,300	1,956,143
Motorola Solutions, Inc.	35,400	3,799,836
		5,755,979

	Shares	Value

Computer & Electronics Retail–0.86%

Best Buy Co., Inc.	33,700	$2,300,025

Construction Machinery & Heavy Trucks–0.19%

Allison Transmission Holdings, Inc.	12,500	516,375

Data Processing & Outsourced Services–1.73%

Broadridge Financial Solutions, Inc.	5,300	611,885
Mastercard Inc. -Class A	21,100	4,011,532
		4,623,417

Department Stores–3.28%

Kohl’s Corp.	63,300	4,225,275
Macy’s, Inc.	129,900	4,534,809
		8,760,084

Diversified Banks–4.53%

Bank of Montreal (Canada)	25,800	1,996,920
Bank of Nova Scotia (The) (Canada)	31,700	1,912,461
Canadian Imperial Bank of Commerce (Canada)	47,200	4,121,032
Toronto-Dominion Bank (The) (Canada)	70,000	4,087,300
		12,117,713

Diversified Chemicals–2.96%

Eastman Chemical Co.	35,900	3,744,729
Huntsman Corp.	130,300	4,165,691
		7,910,420

Diversified REITs–0.08%

Select Income REIT	9,500	205,200

Electric Utilities–6.31%

Entergy Corp.	60,100	4,862,691
Exelon Corp.	110,500	4,573,595
FirstEnergy Corp.	132,500	4,560,650
Hawaiian Electric Industries, Inc.	8,300	284,939
Southern Co. (The)	57,700	2,590,730
		16,872,605

Fertilizers & Agricultural Chemicals–1.55%

CF Industries Holdings, Inc.	100,500	4,134,570

Footwear–0.86%

Deckers Outdoor Corp. (b)	20,400	2,308,464

Forest Products–0.12%

Norbord Inc. (Canada)	7,300	305,286

General Merchandise Stores–1.48%

Target Corp.	54,300	3,957,927

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

	Shares	Value

Gold–1.91%
Newmont Mining Corp.	109,500	$4,262,835
Royal Gold, Inc.	9,500	851,770
		5,114,605

Health Care Facilities–0.53%

Encompass Health Corp.	22,000	1,424,500

Health Care REITs–0.94%

National Health Investors, Inc.	34,000	2,509,880

Health Care Supplies–0.19%

Haemonetics Corp. (b)	5,600	505,960

Homebuilding–0.15%

KB Home	14,800	389,832

Homefurnishing Retail–0.16%

Aaron’s, Inc.	10,900	433,602

Hotel & Resort REITs–2.71%

Hospitality Properties Trust	22,700	657,165
Host Hotels & Resorts Inc.	189,200	4,092,396
Park Hotels & Resorts Inc.	77,600	2,500,272
		7,249,833

Hotels, Resorts & Cruise Lines–1.85%

Extended Stay America, Inc. (c)	192,100	4,043,705
Hyatt Hotels Corp. -Class A	11,000	899,030
		4,942,735

Industrial REITs–1.54%

EastGroup Properties, Inc.	16,500	1,538,295
Prologis, Inc.	39,900	2,567,565
		4,105,860

Integrated Oil & Gas–3.27%

Chevron Corp.	29,900	3,716,570
Occidental Petroleum Corp.	59,800	5,035,160
		8,751,730

Integrated Telecommunication Services–1.41%

Verizon Communications Inc.	79,300	3,780,231

Internet & Direct Marketing Retail–1.16%

Liberty Expedia Holdings, Inc. -Series A (b)	5,900	256,119
Qurate Retail, Inc. (b)	140,000	2,846,200
		3,102,319

Internet Software & Services–1.71%

Akamai Technologies, Inc. (b)	17,700	1,334,226
eBay Inc. (b)	85,700	3,232,604
		4,566,830

Life & Health Insurance–1.57%

Aflac, Inc.	93,000	4,190,580

Managed Health Care–0.06%

WellCare Health Plans Inc. (b)	750	166,252

	Shares	Value

Mortgage REITs–1.98%

AGNC Investment Corp.	39,300	$739,626
Annaly Capital Management, Inc.	54,300	566,349
Blackstone Mortgage Trust, Inc. -Class A	44,700	1,412,073
Chimera Investment Corp.	34,000	625,940
Granite Point Mortgage Trust Inc.	9,800	179,242
MFA Financial, Inc.	74,600	580,388
Starwood Property Trust, Inc.	54,500	1,183,195
		5,286,813

Oil & Gas Exploration & Production–1.87%

ConocoPhillips	74,300	5,007,077

Oil & Gas Refining & Marketing–3.47%

HollyFrontier Corp.	53,100	4,098,258
Valero Energy Corp.	42,800	5,187,360
		9,285,618

Packaged Foods & Meats–2.46%

Conagra Brands, Inc.	118,700	4,399,022
Flowers Foods, Inc.	15,200	308,560
JM Smucker Co. (The)	9,800	1,053,500
Sanderson Farms, Inc.	8,400	822,192
		6,583,274

Paper Products–0.77%

Domtar Corp.	42,500	2,042,975

Personal Products–2.97%

Estee Lauder Cos. Inc. (The) -Class A	31,500	4,707,360
Nu Skin Enterprises, Inc. -Class A	39,600	3,242,844
		7,950,204

Pharmaceuticals–1.46%

Pfizer Inc.	108,800	3,909,184

Property & Casualty Insurance–0.92%

First American Financial Corp.	12,800	666,624
Progressive Corp. (The)	28,700	1,781,983
		2,448,607

Publishing–0.46%

John Wiley & Sons, Inc. -Class A	18,200	1,233,960

Real Estate Services–0.93%

Jones Lang LaSalle Inc.	15,100	2,472,776

Regional Banks–2.42%

BB&T Corp.	46,400	2,436,000
Fifth Third Bancorp	115,600	3,535,048
TCF Financial Corp.	19,100	502,521
		6,473,569

Residential REITs–2.03%

Camden Property Trust	5,400	475,200
Equity LifeStyle Properties, Inc.	47,700	4,335,930
Essex Property Trust, Inc.	2,600	621,478
		5,432,608

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

	Shares	Value

Semiconductors–1.61%

Micron Technology, Inc. (b)	74,700	$4,301,973

Specialized Consumer Services–0.68%

H&R Block, Inc.	66,500	1,825,425

Specialized REITs–3.30%

CubeSmart	132,400	4,038,200
Extra Space Storage Inc.	44,800	4,312,000
Gaming and Leisure Properties, Inc.	13,000	456,300
		8,806,500

Systems Software–0.43%

Dell Technologies Inc. -Class V (b)	14,300	1,153,438

Technology Hardware, Storage & Peripherals–3.71%

HP Inc.	206,200	4,542,586
NetApp, Inc.	57,000	3,894,240
Xerox Corp.	54,500	1,481,310
		9,918,136

Trading Companies & Distributors–0.95%

W.W. Grainger, Inc.	8,200	2,533,718

Trucking–0.53%

Avis Budget Group, Inc. (b)	36,100	1,407,539
Total Common Stocks & Other Equity Interests (Cost $231,670,885)		259,763,823

	Principal Amount	Value

U.S. Treasury Bills–0.21%
1.89%, 09/13/2018(d)(e) (Cost $546,997)	$550,000	$546,985

	Shares

Money Market Funds–2.52%

Invesco Government & Agency Portfolio – Institutional Class, 1.64% (f)	2,361,175	2,361,175
Invesco Liquid Assets Portfolio – Institutional Class, 1.86% (f)	1,686,173	1,686,510
Invesco Treasury Portfolio – Institutional Class, 1.64% (f)	2,698,486	2,698,486
Total Money Market Funds (Cost $6,746,171)		6,746,171
TOTAL INVESTMENTS IN SECURITIES–99.90% (Cost $238,964,053)		267,056,979
OTHER ASSETS LESS LIABILITIES–0.10%		276,140
NET ASSETS–100.00%		$267,333,119

Investment Abbreviations:

REIT  — Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B common stock of ESH Hospitality, Inc.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

Open Futures Contracts — Equity Risk (a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	51	June–2018	$ 6,899,025	$ (26,850)	$ (26,850)
(a)	Futures contracts collateralized by $285,600 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Low Volatility Equity Yield Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Low Volatility Equity Yield Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

Invesco Low Volatility Equity Yield Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$259,763,823	$—	$—	$259,763,823
U.S. Treasury Bills	—	546,985	—	546,985
Money Market Funds	6,746,171	—	—	6,746,171
Total Investments in Securities	266,509,994	546,985	—	267,056,979
Other Investments – Liabilities*
Futures Contracts	(26,850)	—	—	(26,850)
Total Investments	$266,483,144	$546,985	$—	$267,030,129

* Unrealized appreciation (depreciation).

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	VK-PTFI-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–111.37%(a)

Pennsylvania–106.78%

Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,045,750
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 1998, Ref. University RB (INS-AMBAC)(b)	5.50%	03/01/2020	1,050	1,093,795
Series 2011 A, University RB(c)(d)	5.50%	03/01/2021	550	601,244
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB (c)(d)	6.00%	10/15/2018	1,000	1,015,760
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,303,000
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,617
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (e)	5.00%	12/01/2045	2,120	2,364,924
Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds(c)(d)	5.00%	12/01/2018	500	508,365
Series 2016 C-76, Unlimited Tax GO Bonds(e)	5.00%	11/01/2041	2,820	3,191,535
Series 2016 C-76, Unlimited Tax GO Bonds	5.00%	11/01/2041	1,880	1,893,978
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2017, Tax RB(f)	5.00%	05/01/2022	325	349,915
Series 2018, Tax RB(f)	5.00%	05/01/2042	615	666,451
Berks (County of) Industrial Development Authority (Highlands at Wyomissing); Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	750	818,895
Series 2017 C, Healthcare Facilities RB	5.00%	05/15/2047	325	354,471
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,069,780
Bethlehem (City of); Series 2014, Ref. Gtd. Water RB(INS-BAM)(b)	5.00%	11/15/2030	425	466,446
Series 2014, Ref. Gtd. Water RB(INS-BAM)(b)	5.00%	11/15/2031	425	465,885
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (c)(d)	5.25%	01/15/2020	1,000	1,054,290
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,205,501
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB(c)(d)	6.25%	11/15/2021	500	570,975
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	552,925
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	800,769
Chester (County of) Industrial Development Authority (Colleguim Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	713,786
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,063,380
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	788,888
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB(e)	5.00%	06/01/2034	2,500	2,838,725
Series 2018, Tobacco Master Settlement Payment RB(e)	5.00%	06/01/2035	500	565,480
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	904,374
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB (c)(d)	5.00%	11/01/2019	750	782,895
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,379,436
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,002,550
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009, Health System RB	6.00%	06/01/2036	340	351,890
Series 2009, Ref. Health System RB(c)(d)	6.00%	06/01/2019	1,875	1,953,750
Series 2016 A, Ref. Health System RB	5.00%	06/01/2034	510	578,513
Delaware (County of) Authority (Neumann College); Series 2008, College RB (c)(d)	6.25%	10/01/2018	110	111,618
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	242,359
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	430,325

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2025	$540	$591,397
Series 2012, Ref. RB	5.00%	01/01/2027	535	580,652
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,042,940
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,250,890
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS-AGM)(b)	5.00%	07/01/2024	1,000	1,104,880
DuBois (City of) Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. Hospital RB	4.00%	07/15/2048	430	430,667
Series 2018, Ref. Hospital RB	5.00%	07/15/2048	650	726,739
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing); Series 2013, RB	5.00%	07/01/2035	500	530,760
Series 2014, RB	5.00%	07/01/2039	250	265,295
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities); Series 2016, Ref. RB	5.00%	12/01/2030	210	235,448
Series 2016, Ref. RB	5.00%	12/01/2039	370	407,322
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2008, College RB (c)(d)	5.50%	09/15/2018	500	505,435
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,060,060
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,547,239
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System RB (g)	0.87%	10/01/2043	1,500	1,500,000
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	532,990
Series 2017 A-1, Ref. Health System RB(e)	5.00%	02/15/2045	2,190	2,471,152
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,243,097
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	665,938
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	232,159
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC-PNC Bank, N.A.)(g)(h)	1.06%	10/15/2025	245	245,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	838,868
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	660	661,435
Series 2014 B, Conv. CAB RB(i)	7.50%	02/01/2044	172	56,544
Series 2014 C, RB(j)	0.00%	02/01/2044	516	88
Luzerne (County of) Convention Center Authority; Series 1998 A, VRD Hotel Room Rental Tax RB (LOC-PNC Bank, N.A.)(g)(h)	1.06%	09/01/2028	1,000	1,000,000
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	796,455
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Health System RB	5.75%	07/01/2039	1,250	1,303,950
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB (c)(d)	5.00%	06/01/2022	1,400	1,557,514
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	425,459
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2048	270	303,850
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2009 A-1, RB(c)(d)	6.25%	11/15/2019	1,000	1,062,830
Series 2012, Ref. RB	5.00%	11/15/2028	900	971,046
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	914,753
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (c)(d)	6.63%	12/01/2021	1,500	1,728,465

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, Ref. Hospital Facilities RB (e)	5.00%	11/01/2047	$1,635	$1,872,418
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB (c)(d)	5.50%	05/15/2019	1,000	1,036,030
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB (c)(d)	5.50%	08/15/2018	1,000	1,007,720
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016, Ref. Hospital RB	5.00%	08/15/2036	330	369,234
Series 2018 A, Ref. Hospital RB	4.00%	08/15/2048	645	648,193
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	946,928
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(e)	5.00%	06/15/2034	3,000	3,344,490
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	546,458
Series 2018 A, Ref. COP	5.00%	07/01/2043	590	655,820
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	534,940
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (k)	5.00%	11/01/2041	1,200	1,277,952
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,059,168
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (k)	5.50%	11/01/2044	635	673,246
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (k)	5.00%	12/31/2034	1,235	1,367,009
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,051,340
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	523,899
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB (c)(d)	6.00%	07/01/2020	500	540,975
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,232,545
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,357,395
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	529,270
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	614,523
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	944,904
Pennsylvania (State of) Turnpike Commission; Series 2009 C, Sub. RB(INS-AGM)(b)	6.25%	06/01/2033	2,000	2,474,860
Series 2009 E, Sub. RB	6.38%	12/01/2038	1,435	1,789,416
Series 2010 A-1, Motor License Fund Special RB(c)(d)	5.00%	12/01/2019	500	523,820
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	630	732,104
Subseries 2010 A-2, Ref. Motor License Fund Special RB(c)(d)	5.50%	12/01/2020	820	891,299
Subseries 2010 A-2, Sub. Motor License Fund Special RB(c)(d)	5.50%	12/01/2020	180	195,651
Subseries 2010 B-2, Motor License Fund Special RB(c)(d)	5.00%	12/01/2020	235	252,587
Subseries 2010 B-2, Ref. Sub. Special Turnpike RB(c)(d)	5.00%	12/01/2020	265	284,833
Subseries 2010 B-2, Sub. RB(c)(d)	5.13%	12/01/2020	500	539,570
Subseries 2010 B-2, Sub. Special Turnpike RB(c)(d)	5.00%	12/01/2020	125	133,881
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,000	1,135,650
Pennsylvania State University; Series 2016 A, RB (e)	5.00%	09/01/2041	2,195	2,532,393
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (e)	5.00%	07/01/2042	1,500	1,683,150
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,068,380

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (c)(d)	5.00%	05/15/2020	$1,500	$1,588,755
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,109,990
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	566,479
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,035,210
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	989,397
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,235,630
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	645,318
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB (c)(d)	6.00%	08/01/2020	700	760,081
Philadelphia (City of) Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,544,010
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	830,573
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (f)	6.50%	06/15/2033	945	994,017
Philadelphia (City of) Industrial Development Authority (University of the Arts); Series 2017, Ref. RB (f)	5.00%	03/15/2045	540	551,696
Philadelphia (City of); Ninth Series 2010, Gas Works RB(c)(d)	5.25%	08/01/2020	390	417,320
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	646,069
Series 2009 A, Ref. Unlimited Tax GO Bonds(c)(d)	5.50%	08/01/2019	110	114,720
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC)(b)	5.50%	08/01/2024	890	927,772
Series 2010 C, Water & Wastewater RB(c)(d)	5.00%	08/01/2020	970	1,034,971
Series 2010 C, Water & Wastewater RB (INS-AGM)(b)	5.00%	08/01/2035	280	295,095
Series 2011, Unlimited Tax GO Bonds(c)(d)	6.00%	08/01/2020	500	543,470
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	988,495
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	791,007
Series 2017 A, Water & Wastewater RB(e)	5.25%	10/01/2052	2,070	2,402,463
Series 2017 B, Ref. Airport RB(k)	5.00%	07/01/2042	1,000	1,126,510
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	944,773
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	592,185
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS-NATL)(b)	5.00%	06/01/2025	535	602,036
Series 2008 E, Limited Tax GO Bonds(c)(d)	5.13%	09/01/2018	1,230	1,240,713
Series 2008 E, Limited Tax GO Bonds(c)(d)	5.13%	09/01/2018	20	20,174
Series 2008 E, Limited Tax GO Bonds (INS-BHAC)(b)	5.13%	09/01/2023	250	252,245
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM)(b)	5.00%	02/01/2031	1,000	1,056,940
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	554,545
State Public School Building Authority (Harrisburg School District); Series 2009, RB(c)(d)	5.00%	05/15/2019	165	170,014
Series 2009, RB(c)(d)	5.00%	05/15/2019	165	170,014
Series 2009, RB(c)(d)	5.00%	05/15/2019	670	690,361
Series 2016 A, Ref. RB (INS-AGM)(b)	5.00%	12/01/2030	1,055	1,211,288
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (k)	5.00%	01/01/2027	1,185	1,289,813
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,100,580
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB (c)(d)	5.25%	05/01/2020	500	531,335
Washington (County of) Redevelopment Authority; Series 2018, Ref. Tax Allocation RB	5.00%	07/01/2028	500	523,615
Westmoreland (County of) Municipal Authority; Series 2013, RB (c)(d)	5.00%	08/15/2023	750	857,333

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB (c)(d)	5.00%	11/01/2020	$850	$912,773
				135,107,393

Guam–3.57%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB (c)(d)	5.75%	12/01/2019	1,250	1,321,963
Guam (Territory of) Power Authority; Series 2010 A, RB(c)(d)	5.50%	10/01/2020	410	442,816
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	552,531
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB(c)(d)	5.63%	07/01/2020	1,000	1,076,060
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	308,530
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	814,916
				4,516,816

Virgin Islands–0.81%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (k)	5.00%	09/01/2029	575	569,888
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	455,625
				1,025,513

Puerto Rico–0.21%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	265	265,005
TOTAL INVESTMENTS IN SECURITIES(l)–111.37% (Cost $134,869,884)				140,914,727
FLOATING RATE NOTE OBLIGATIONS–(10.94)%
Notes with interest and fee rates ranging from 1.61% to 1.68% at 05/31/2018 and maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1D) (m)				(13,845,000)
OTHER ASSETS LESS LIABILITIES–(0.43)%				(541,438)
NET ASSETS–100.00%				$126,528,289

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.
AGM	—	Assured Guaranty Municipal Corp.
AMBAC	—	American Municipal Bond Assurance Corp.
BAM	—	Build America Mutual Assurance Co.
BHAC	—	Berkshire Hathaway Assurance Corp.
CAB	—	Capital Appreciation Bonds
Conv.	—	Convertible
COP	—	Certificates of Participation
GO	—	General Obligation
Gtd.	—	Guaranteed
INS	—	Insurer
Jr.	—	Junior
LOC	—	Letter of Credit
NATL	—	National Public Finance Guarantee Corp.
RB	—	Revenue Bonds
Ref.	—	Refunding
Sr.	—	Senior
Sub.	—	Subordinated
VRD	—	Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

(b)	Principal and/or interest payments are secured by the bond insurance company listed.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $2,562,079, which represented 2.02% of the Fund’s Net Assets.

(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on May 31, 2018.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(j)	Zero coupon bond issued at a discount.

(k)	Security subject to the alternative minimum tax.

(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2018. At May 31, 2018, the Fund’s investments with a value of $22,266,730 are held by TOB Trusts and serve as collateral for the $13,845,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary

Invesco Pennsylvania Tax Free Income Fund

C.	Country Determination – (continued)

market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described,

Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	MS-SPI-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.86%

Advertising–0.11%

Interpublic Group of Cos., Inc. (The)	20,107	$454,418
Omnicom Group Inc.	12,039	867,771
		1,322,189

Aerospace & Defense–2.77%

Arconic Inc.	22,212	392,042
Boeing Co. (The)	28,923	10,185,524
General Dynamics Corp.	14,438	2,912,289
Harris Corp.	6,216	935,321
Huntington Ingalls Industries, Inc.	2,355	520,620
L3 Technologies, Inc.	4,092	811,566
Lockheed Martin Corp.	12,989	4,085,560
Northrop Grumman Corp.	9,101	2,978,302
Raytheon Co.	15,084	3,160,098
Rockwell Collins, Inc.	8,571	1,178,598
Textron Inc.	13,729	914,077
TransDigm Group, Inc.	2,537	847,637
United Technologies Corp.	38,890	4,854,250
		33,775,884

Agricultural & Farm Machinery–0.21%

Deere & Co.	16,929	2,531,055

Agricultural Products–0.11%

Archer-Daniels-Midland Co.	29,241	1,278,417

Air Freight & Logistics–0.71%

C.H. Robinson Worldwide, Inc.	7,312	636,144
Expeditors International of Washington, Inc.	9,194	684,769
FedEx Corp.	12,885	3,209,911
United Parcel Service, Inc. -Class B	35,986	4,178,695
		8,709,519

Airlines–0.45%
Alaska Air Group, Inc.	6,465	393,136
American Airlines Group Inc.	22,035	959,404
Delta Air Lines, Inc.	34,039	1,839,808
Southwest Airlines Co.	28,247	1,442,857
United Continental Holdings Inc. (b)	12,652	880,453
		5,515,658

Alternative Carriers–0.08%

CenturyLink Inc.	50,864	926,742

Apparel Retail–0.46%

Foot Locker, Inc.	6,314	340,767
Gap, Inc. (The)	11,389	318,664
L Brands, Inc.	12,877	436,659
Ross Stores, Inc.	19,951	1,573,735

	Shares	Value

Apparel Retail–(continued)

TJX Cos., Inc. (The)	33,060	$2,985,979
		5,655,804

Apparel, Accessories & Luxury Goods–0.35%

Hanesbrands, Inc. (c)	18,864	343,891
Michael Kors Holdings Ltd. (b)	7,968	457,284
PVH Corp.	4,026	644,160
Ralph Lauren Corp.	2,937	395,261
Tapestry, Inc.	14,894	651,166
Under Armour, Inc. -Class A (b)(c)	9,686	202,437
Under Armour, Inc. -Class C (b)(c)	9,637	182,332
VF Corp.	17,214	1,397,088
		4,273,619

Application Software–1.46%

Adobe Systems Inc. (b)	25,702	6,406,994
ANSYS, Inc. (b)	4,390	714,692
Autodesk, Inc. (b)	11,516	1,486,716
Cadence Design Systems, Inc. (b)	14,789	627,793
Citrix Systems, Inc. (b)	6,762	714,202
Intuit Inc.	12,720	2,564,352
salesforce.com, inc. (b)	35,878	4,640,102
Synopsys, Inc. (b)	7,772	684,480
		17,839,331

Asset Management & Custody Banks–1.11%

Affiliated Managers Group, Inc.	2,845	453,095
Ameriprise Financial, Inc.	7,653	1,060,935
Bank of New York Mellon Corp. (The)	52,796	2,890,581
BlackRock, Inc.	6,469	3,455,934
Franklin Resources, Inc.	17,018	571,294
Invesco Ltd. (d)	21,287	581,561
Northern Trust Corp.	11,112	1,139,202
State Street Corp.	19,187	1,844,063
T. Rowe Price Group Inc.	12,788	1,552,719
		13,549,384

Auto Parts & Equipment–0.15%

Aptiv PLC	13,899	1,355,153
BorgWarner, Inc.	10,354	505,068
		1,860,221

Automobile Manufacturers–0.42%

Ford Motor Co.	204,052	2,356,800
General Motors Co.	66,024	2,819,225
		5,176,025

Automotive Retail–0.27%

Advance Auto Parts, Inc.	3,822	491,586
AutoZone, Inc. (b)	1,421	922,684

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Automotive Retail–(continued)

CarMax, Inc. (b)(c)	9,433	$650,122
O’Reilly Automotive, Inc. (b)	4,398	1,184,865
		3,249,257

Biotechnology–2.52%

AbbVie Inc.	83,350	8,246,649
Alexion Pharmaceuticals, Inc. (b)	11,559	1,342,347
Amgen Inc.	34,951	6,277,899
Biogen Inc. (b)	11,061	3,251,491
Celgene Corp. (b)	39,328	3,094,327
Gilead Sciences, Inc.	68,494	4,616,496
Incyte Corp. (b)	9,184	626,992
Regeneron Pharmaceuticals, Inc. (b)	4,036	1,212,091
Vertex Pharmaceuticals Inc. (b)	13,274	2,044,196
		30,712,488

Brewers–0.05%

Molson Coors Brewing Co. -Class B	9,667	595,971

Broadcasting–0.12%

CBS Corp. -Class B	18,046	908,977
Discovery, Inc. -Class A (b)(c)	8,135	171,567
Discovery, Inc. -Class C (b)	15,966	315,648
		1,396,192

Building Products–0.29%

A.O. Smith Corp.	7,644	482,107
Allegion PLC	5,013	383,144
Fortune Brands Home & Security, Inc.	7,968	447,563
Johnson Controls International PLC	48,424	1,625,109
Masco Corp.	16,385	610,669
		3,548,592

Cable & Satellite–0.86%

Charter Communications, Inc. -Class A (b)	9,726	2,538,875
Comcast Corp. -Class A	242,356	7,556,660
DISH Network Corp. -Class A(b)	11,922	352,295
		10,447,830

Casinos & Gaming–0.14%

MGM Resorts International	26,651	838,174
Wynn Resorts Ltd.	4,200	823,242
		1,661,416

Commodity Chemicals–0.16%

LyondellBasell Industries N.V. -Class A	16,916	1,896,622

Communications Equipment–1.04%

Cisco Systems, Inc.	251,896	10,758,478
F5 Networks, Inc. (b)	3,270	566,070
Juniper Networks, Inc.	17,973	478,801
Motorola Solutions, Inc.	8,481	910,350
		12,713,699

	Shares	Value

Computer & Electronics Retail–0.07%

Best Buy Co., Inc.	13,297	$907,520

Construction & Engineering–0.09%

Fluor Corp.	7,336	357,557
Jacobs Engineering Group Inc.	6,257	405,453
Quanta Services, Inc. (b)	8,004	288,224
		1,051,234

Construction Machinery & Heavy Trucks–0.58%

Caterpillar Inc.	31,247	4,746,732
Cummins Inc.	8,142	1,159,339
PACCAR Inc.	18,403	1,145,219
		7,051,290

Construction Materials–0.13%

Martin Marietta Materials, Inc.	3,305	736,585
Vulcan Materials Co.	6,947	887,410
		1,623,995

Consumer Electronics–0.03%

Garmin Ltd.	5,780	347,320

Consumer Finance–0.73%

American Express Co.	37,669	3,702,863
Capital One Financial Corp.	25,425	2,389,950
Discover Financial Services	18,548	1,369,955
Navient Corp.	13,751	189,901
Synchrony Financial	37,364	1,293,916
		8,946,585

Copper–0.10%

Freeport-McMoRan Inc.	70,404	1,189,828

Data Processing & Outsourced Services–2.99%

Alliance Data Systems Corp.	2,536	534,640
Automatic Data Processing, Inc.	23,176	3,013,344
Fidelity National Information Services, Inc.	17,274	1,765,748
Fiserv, Inc. (b)	21,564	1,565,546
Global Payments Inc.	8,333	926,296
Mastercard Inc. -Class A	48,268	9,176,712
Paychex, Inc.	16,714	1,096,104
PayPal Holdings, Inc. (b)	58,987	4,841,063
Total System Services, Inc.	8,655	737,319
Visa Inc. -Class A	94,254	12,320,883
Western Union Co. (The)	24,014	477,639
		36,455,294

Department Stores–0.12%

Kohl’s Corp.	8,822	588,868
Macy’s, Inc.	15,936	556,326
Nordstrom, Inc.	6,151	301,584
		1,446,778

Distillers & Vintners–0.23%

Brown-Forman Corp. -Class B	13,674	773,401

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Distillers & Vintners–(continued)

Constellation Brands, Inc. -Class A	8,963	$1,999,466
		2,772,867

Distributors–0.10%

Genuine Parts Co.	7,685	697,721
LKQ Corp. (b)	16,186	514,229
		1,211,950

Diversified Banks–4.85%

Bank of America Corp.	500,247	14,527,173
Citigroup Inc.	134,382	8,961,936
JPMorgan Chase & Co.	179,436	19,201,446
U.S. Bancorp	82,054	4,101,879
Wells Fargo & Co.	229,541	12,392,919
		59,185,353

Diversified Chemicals–0.71%

DowDuPont Inc.	122,352	7,843,987
Eastman Chemical Co.	7,436	775,649
		8,619,636

Diversified Support Services–0.07%

Cintas Corp.	4,509	821,765

Drug Retail–0.23%

Walgreens Boots Alliance, Inc.	44,547	2,779,287

Electric Utilities–1.72%

Alliant Energy Corp.	12,096	501,016
American Electric Power Co., Inc.	25,724	1,747,946
Duke Energy Corp.	36,605	2,824,442
Edison International	17,034	1,058,833
Entergy Corp.	9,451	764,680
Eversource Energy	16,568	945,701
Exelon Corp.	50,458	2,088,457
FirstEnergy Corp.	23,374	804,533
NextEra Energy, Inc.	24,595	4,078,097
PG&E Corp.	26,925	1,166,660
Pinnacle West Capital Corp.	5,880	468,107
PPL Corp.	36,289	991,416
Southern Co. (The)	52,713	2,366,814
Xcel Energy, Inc.	26,564	1,209,193
		21,015,895

Electrical Components & Equipment–0.53%

Acuity Brands, Inc.	2,216	262,042
AMETEK, Inc.	12,095	883,298
Eaton Corp. PLC	23,016	1,762,565
Emerson Electric Co.	33,209	2,352,526
Rockwell Automation, Inc.	6,698	1,174,896
		6,435,327

Electronic Components–0.22%

Amphenol Corp. -Class A	15,972	1,388,446
Corning Inc.	45,440	1,234,605
		2,623,051

	Shares	Value

Electronic Equipment & Instruments–0.03%

FLIR Systems, Inc.	7,269	$391,799

Electronic Manufacturing Services–0.18%

IPG Photonics Corp. (b)	1,992	480,610
TE Connectivity Ltd.	18,362	1,709,135
		2,189,745

Environmental & Facilities Services–0.23%

Republic Services, Inc.	11,759	792,909
Stericycle, Inc. (b)	4,516	286,766
Waste Management, Inc.	20,860	1,725,331
		2,805,006

Fertilizers & Agricultural Chemicals–0.37%

CF Industries Holdings, Inc.	12,194	501,661
FMC Corp.	7,050	613,984
Monsanto Co.	23,047	2,937,571
Mosaic Co. (The)	18,328	503,837
		4,557,053

Financial Exchanges & Data–0.91%

Cboe Global Markets, Inc.	5,871	572,775
CME Group Inc. -Class A	17,796	2,898,968
Intercontinental Exchange, Inc.	30,445	2,158,246
Moody’s Corp.	8,692	1,482,595
MSCI Inc.	4,703	764,567
Nasdaq, Inc.	6,119	562,091
S&P Global Inc.	13,274	2,621,615
		11,060,857

Food Distributors–0.13%

Sysco Corp.	25,105	1,632,578

Food Retail–0.09%

Kroger Co. (The)	46,126	1,122,246

Footwear–0.40%

NIKE, Inc. -Class B	67,862	4,872,492

General Merchandise Stores–0.35%

Dollar General Corp.	13,479	1,179,143
Dollar Tree, Inc. (b)	12,396	1,023,785
Target Corp.	28,421	2,071,607
		4,274,535

Gold–0.09%

Newmont Mining Corp.	27,893	1,085,874

Health Care Distributors–0.30%

AmerisourceBergen Corp.	8,498	698,025
Cardinal Health, Inc.	16,454	857,089
Henry Schein, Inc. (b)	8,019	554,915
McKesson Corp.	10,786	1,530,965
		3,640,994

Health Care Equipment–2.79%

Abbott Laboratories	91,011	5,599,907
ABIOMED, Inc. (b)	2,199	838,127

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Health Care Equipment–(continued)

Baxter International Inc.	25,937	$1,837,377
Becton, Dickinson and Co.	13,920	3,084,533
Boston Scientific Corp. (b)	71,890	2,184,737
Danaher Corp.	32,096	3,186,491
Edwards Lifesciences Corp. (b)	10,949	1,503,407
Hologic, Inc. (b)	14,458	547,813
IDEXX Laboratories, Inc. (b)	4,562	949,854
Intuitive Surgical, Inc. (b)	5,870	2,698,263
Medtronic PLC	70,862	6,116,808
ResMed Inc.	7,472	768,196
Stryker Corp.	16,845	2,931,367
Varian Medical Systems, Inc. (b)	4,786	564,126
Zimmer Biomet Holdings, Inc.	10,621	1,184,348
		33,995,354

Health Care Facilities–0.17%

HCA Healthcare, Inc.	14,655	1,511,517
Universal Health Services, Inc. -Class B	4,533	521,204
		2,032,721

Health Care REITs–0.22%

HCP, Inc.	24,545	588,344
Ventas, Inc.	18,623	1,017,933
Welltower Inc.	19,364	1,116,334
		2,722,611

Health Care Services–0.66%

CVS Health Corp.	53,046	3,362,586
DaVita Inc. (b)	7,612	508,786
Envision Healthcare Corp. (b)	6,376	273,403
Express Scripts Holding Co. (b)	29,507	2,236,926
Laboratory Corp. of America Holdings (b)	5,327	962,003
Quest Diagnostics Inc.	7,051	751,143
		8,094,847

Health Care Supplies–0.19%

Align Technology, Inc. (b)	3,782	1,255,435
Cooper Cos., Inc. (The)	2,586	585,238
DENTSPLY SIRONA Inc.	12,008	526,070
		2,366,743

Health Care Technology–0.08%

Cerner Corp. (b)	16,520	985,914

Home Entertainment Software–0.46%

Activision Blizzard, Inc.	39,666	2,812,716
Electronic Arts Inc. (b)	16,037	2,099,404
Take-Two Interactive Software, Inc. (b)	5,980	670,238
		5,582,358

Home Furnishings–0.08%

Leggett & Platt, Inc.	6,919	285,754
Mohawk Industries, Inc. (b)	3,318	677,005
		962,759

	Shares	Value

Home Improvement Retail–1.27%

Home Depot, Inc. (The)	61,058	$11,390,370
Lowe’s Cos., Inc.	43,395	4,122,959
		15,513,329

Homebuilding–0.16%

D.R. Horton, Inc.	17,886	754,968
Lennar Corp. -Class A	14,277	738,692
PulteGroup Inc.	13,779	416,815
		1,910,475

Hotel & Resort REITs–0.07%

Host Hotels & Resorts Inc.	38,392	830,419

Hotels, Resorts & Cruise Lines–0.50%

Carnival Corp.	21,226	1,321,955
Hilton Worldwide Holdings Inc.	14,804	1,194,831
Marriott International Inc. -Class A	15,698	2,124,881
Norwegian Cruise Line Holdings Ltd. (b)	10,779	564,173
Royal Caribbean Cruises Ltd.	8,961	940,726
		6,146,566

Household Appliances–0.04%

Whirlpool Corp.(c)	3,719	538,325

Household Products–1.30%

Church & Dwight Co., Inc.	12,754	598,800
Clorox Co. (The)	6,779	819,107
Colgate-Palmolive Co.	45,768	2,887,503
Kimberly-Clark Corp.	18,336	1,849,186
Procter & Gamble Co. (The)	131,848	9,647,318
		15,801,914

Housewares & Specialties–0.05%

Newell Brands, Inc.	25,358	597,942

Human Resource & Employment Services–0.03%

Robert Half International, Inc.	6,497	413,729

Hypermarkets & Super Centers–0.89%

Costco Wholesale Corp.	22,958	4,551,194
Walmart Inc.	75,898	6,264,621
		10,815,815

Independent Power Producers & Energy Traders–0.08%

AES Corp. (The)	34,534	440,308
NRG Energy, Inc.	15,777	540,047
		980,355

Industrial Conglomerates–1.63%

3M Co.	31,136	6,140,953
General Electric Co. (e)	453,992	6,392,208
Honeywell International Inc.	39,319	5,815,673
Roper Technologies, Inc.	5,375	1,482,371
		19,831,205

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Industrial Gases–0.34%

Air Products and Chemicals, Inc.	11,446	$1,847,499
Praxair, Inc.	15,012	2,345,775
		4,193,274

Industrial Machinery–0.76%

Dover Corp.	8,060	622,313
Flowserve Corp.	6,882	284,502
Fortive Corp.	16,013	1,163,985
Illinois Tool Works Inc.	16,071	2,309,403
Ingersoll-Rand PLC	13,064	1,143,623
Parker-Hannifin Corp.	6,955	1,188,609
Pentair PLC (United Kingdom)	8,660	377,922
Snap-on Inc.	2,964	438,138
Stanley Black & Decker Inc.	8,017	1,116,287
Xylem, Inc.	9,405	662,112
		9,306,894

Industrial REITs–0.19%

Duke Realty Corp.	18,665	524,860
Prologis, Inc.	27,871	1,793,499
		2,318,359

Insurance Brokers–0.46%

Aon PLC	12,871	1,800,267
Arthur J. Gallagher & Co.	9,485	628,666
Marsh & McLennan Cos., Inc.	26,541	2,133,100
Willis Towers Watson PLC	6,908	1,044,144
		5,606,177

Integrated Oil & Gas–2.77%

Chevron Corp.	99,882	12,415,333
Exxon Mobil Corp.	221,556	17,999,209
Occidental Petroleum Corp.	40,007	3,368,589
		33,783,131

Integrated Telecommunication Services–1.69%

AT&T Inc.	321,046	10,376,207
Verizon Communications Inc.	215,841	10,289,140
		20,665,347

Internet & Direct Marketing Retail–3.99%

Amazon.com, Inc. (b)	21,008	34,235,057
Booking Holdings Inc. (b)	2,549	5,375,637
Expedia Group, Inc.	6,359	769,630
Netflix, Inc. (b)	22,689	7,977,452
TripAdvisor, Inc. (b)	5,647	294,434
		48,652,210

Internet Software & Services–5.05%

Akamai Technologies, Inc. (b)	8,889	670,053
Alphabet Inc. -Class A (b)	15,606	17,166,600
Alphabet Inc. -Class C (b)	15,913	17,265,446
eBay Inc. (b)	49,214	1,856,352
Facebook, Inc. -Class A (b)	125,276	24,025,431

	Shares	Value

Internet Software & Services–(continued)

VeriSign, Inc. (b)	4,320	$563,501
		61,547,383

Investment Banking & Brokerage–1.05%

Charles Schwab Corp. (The)	62,658	3,485,038
E*TRADE Financial Corp. (b)	13,904	880,818
Goldman Sachs Group, Inc. (The)	18,472	4,172,455
Morgan Stanley	72,141	3,617,150
Raymond James Financial, Inc.	6,775	654,194
		12,809,655

IT Consulting & Other Services–1.29%

Accenture PLC -Class A	32,243	5,021,525
Cognizant Technology Solutions Corp. -Class A	30,744	2,316,560
DXC Technology Co.	14,915	1,373,821
Gartner, Inc. (b)	4,748	630,249
International Business Machines Corp.	44,793	6,329,699
		15,671,854

Leisure Products–0.06%

Hasbro, Inc.	5,863	508,615
Mattel, Inc. (c)	17,982	279,081
		787,696

Life & Health Insurance–0.75%

Aflac, Inc.	40,684	1,833,221
Brighthouse Financial, Inc. (b)	5,057	238,235
Lincoln National Corp.	11,422	757,165
MetLife, Inc.	54,202	2,492,750
Principal Financial Group, Inc.	14,084	785,887
Prudential Financial, Inc.	22,064	2,136,678
Torchmark Corp.	5,572	472,673
Unum Group	11,609	450,545
		9,167,154

Life Sciences Tools & Services–0.84%

Agilent Technologies, Inc.	16,873	1,044,776
Illumina, Inc. (b)	7,685	2,093,701
IQVIA Holdings Inc. (b)	7,632	755,034
Mettler-Toledo International Inc. (b)	1,322	728,078
PerkinElmer, Inc.	5,801	431,188
Thermo Fisher Scientific, Inc.	21,007	4,375,128
Waters Corp. (b)	4,114	792,439
		10,220,344

Managed Health Care–1.94%

Aetna Inc.	17,094	3,010,766
Anthem, Inc.	13,370	2,960,385
Centene Corp. (b)	10,334	1,210,732

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Managed Health Care–(continued)

Cigna Corp.	12,698	$2,150,660
Humana Inc.	7,198	2,094,474
UnitedHealth Group Inc.	50,596	12,219,440
		23,646,457

Metal & Glass Containers–0.06%

Ball Corp.	18,302	676,259

Motorcycle Manufacturers–0.03%

Harley-Davidson, Inc.	8,807	361,792

Movies & Entertainment–1.24%

Time Warner Inc.	40,775	3,839,374
Twenty-First Century Fox, Inc. -Class A	55,110	2,124,490
Twenty-First Century Fox, Inc. -Class B	22,963	876,498
Viacom Inc. -Class B	18,451	500,022
Walt Disney Co. (The)	78,623	7,820,630
		15,161,014

Multi-Line Insurance–0.36%

American International Group, Inc.	47,003	2,481,288
Assurant, Inc.	2,739	255,686
Hartford Financial Services Group, Inc. (The)	18,664	976,687
Loews Corp.	14,097	688,921
		4,402,582

Multi-Sector Holdings–1.61%

Berkshire Hathaway Inc. -Class B (b)	100,632	19,274,047
Jefferies Financial Group Inc.	16,392	358,657
		19,632,704

Multi-Utilities–0.90%

Ameren Corp.	12,685	750,825
CenterPoint Energy, Inc.	22,536	588,866
CMS Energy Corp.	14,766	681,156
Consolidated Edison, Inc.	16,229	1,245,251
Dominion Energy, Inc.	34,065	2,186,632
DTE Energy Co.	9,381	960,896
NiSource Inc.	17,641	446,317
Public Service Enterprise Group Inc.	26,392	1,398,248
SCANA Corp.	7,478	271,451
Sempra Energy	13,349	1,422,069
WEC Energy Group, Inc.	16,498	1,041,849
		10,993,560

Office REITs–0.23%

Alexandria Real Estate Equities, Inc.	5,334	666,323
Boston Properties, Inc.	8,084	984,389
SL Green Realty Corp.	4,722	460,489
Vornado Realty Trust	9,038	630,039
		2,741,240

Oil & Gas Drilling–0.03%

Helmerich & Payne, Inc.	5,718	379,561

	Shares	Value

Oil & Gas Equipment & Services–0.78%

Baker Hughes, a GE Co.	22,053	$762,813
Halliburton Co.	45,622	2,269,238
National Oilwell Varco Inc.	19,870	823,015
Schlumberger Ltd.	72,361	4,969,030
TechnipFMC PLC (United Kingdom)	22,924	714,083
		9,538,179

Oil & Gas Exploration & Production–1.58%

Anadarko Petroleum Corp.	28,608	1,996,838
Apache Corp.	19,944	797,760
Cabot Oil & Gas Corp.	24,092	550,502
Cimarex Energy Co.	4,989	463,578
Concho Resources Inc. (b)	7,793	1,070,057
ConocoPhillips (e)	61,415	4,138,757
Devon Energy Corp.	27,507	1,143,466
EOG Resources, Inc.	30,254	3,564,224
EQT Corp.	12,800	659,712
Hess Corp.	13,974	844,309
Marathon Oil Corp.	44,426	952,049
Newfield Exploration Co. (b)	10,442	305,324
Noble Energy, Inc.	25,734	918,704
Pioneer Natural Resources Co.	8,903	1,719,169
Range Resources Corp.	11,824	187,292
		19,311,741

Oil & Gas Refining & Marketing–0.68%

Andeavor	7,425	1,072,393
Marathon Petroleum Corp.	24,803	1,960,181
Phillips 66	21,952	2,557,189
Valero Energy Corp.	22,641	2,744,089
		8,333,852

Oil & Gas Storage & Transportation–0.35%

Kinder Morgan, Inc.	99,200	1,654,656
ONEOK, Inc.	21,470	1,463,395
Williams Cos., Inc. (The)	43,258	1,161,910
		4,279,961

Packaged Foods & Meats–0.95%

Campbell Soup Co. (c)	10,058	338,351
Conagra Brands, Inc.	20,948	776,333
General Mills, Inc. (e)	29,753	1,258,254
Hershey Co. (The)	7,398	666,116
Hormel Foods Corp.	14,121	506,803
JM Smucker Co. (The)	5,911	635,432
Kellogg Co.	13,015	838,036
Kraft Heinz Co. (The)	31,227	1,794,928
McCormick & Co., Inc.	6,330	639,330
Mondelez International, Inc. -Class A	77,768	3,053,949
Tyson Foods, Inc. -Class A	15,559	1,049,766
		11,557,298

Paper Packaging–0.28%

Avery Dennison Corp.	4,572	480,197

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Paper Packaging–(continued)

International Paper Co.	21,590	$1,155,065
Packaging Corp. of America	4,939	580,332
Sealed Air Corp.	8,750	381,150
WestRock Co.	13,337	785,283
		3,382,027

Personal Products–0.17%

Coty Inc. -Class A	24,688	327,116
Estee Lauder Cos. Inc. (The) -Class A	11,740	1,754,426
		2,081,542

Pharmaceuticals–4.27%

Allergan PLC	17,270	2,604,316
Bristol-Myers Squibb Co.	85,363	4,491,801
Eli Lilly and Co.	50,411	4,286,951
Johnson & Johnson	140,282	16,780,533
Merck & Co., Inc.	140,977	8,392,361
Mylan N.V. (b)	26,915	1,035,151
Nektar Therapeutics (b)	8,413	675,311
Perrigo Co. PLC	6,876	503,048
Pfizer Inc.	311,261	11,183,608
Zoetis Inc.	25,478	2,132,509
		52,085,589

Property & Casualty Insurance–0.81%

Allstate Corp. (The)	18,566	1,735,550
Chubb Ltd.	24,265	3,171,193
Cincinnati Financial Corp.	7,824	542,751
Progressive Corp. (The)	30,446	1,890,392
Travelers Cos., Inc. (The)	14,161	1,819,972
XL Group Ltd. (Bermuda)	13,432	746,550
		9,906,408

Publishing–0.03%

News Corp. -Class A	20,024	300,961
News Corp. -Class B	6,400	98,880
		399,841

Railroads–0.96%

CSX Corp.	46,390	2,999,114
Kansas City Southern	5,386	577,110
Norfolk Southern Corp.	14,905	2,260,343
Union Pacific Corp.	41,158	5,875,716
		11,712,283

Real Estate Services–0.06%

CBRE Group, Inc. -Class A (b)	15,798	729,710

Regional Banks–1.35%

BB&T Corp.	40,645	2,133,863
Citizens Financial Group, Inc.	25,456	1,039,878
Comerica Inc.	8,998	848,421
Fifth Third Bancorp	36,276	1,109,320
Huntington Bancshares Inc.	57,637	857,062
KeyCorp	55,460	1,078,142
M&T Bank Corp.	7,851	1,351,000
People’s United Financial, Inc.	18,148	334,105

	Shares	Value

Regional Banks–(continued)

PNC Financial Services Group, Inc. (The)	24,668	$3,537,638
Regions Financial Corp.	58,695	1,070,597
SunTrust Banks, Inc.	24,485	1,652,982
SVB Financial Group (b)	2,763	862,415
Zions Bancorp.	10,233	560,871
		16,436,294

Reinsurance–0.04%

Everest Re Group, Ltd.	2,127	479,192

Research & Consulting Services–0.25%

Equifax Inc.	6,247	711,908
IHS Markit Ltd. (b)	18,927	932,722
Nielsen Holdings PLC	17,528	528,820
Verisk Analytics, Inc. -Class A (b)	8,141	864,900
		3,038,350

Residential REITs–0.38%

Apartment Investment & Management Co. -Class A	8,225	335,827
AvalonBay Communities, Inc.	7,219	1,195,033
Equity Residential	19,249	1,231,744
Essex Property Trust, Inc.	3,466	828,478
Mid-America Apartment Communities, Inc.	5,978	559,302
UDR, Inc.	14,020	511,309
		4,661,693

Restaurants–1.10%

Chipotle Mexican Grill, Inc. (b)	1,284	552,351
Darden Restaurants, Inc.	6,498	567,990
McDonald’s Corp.	41,682	6,669,537
Starbucks Corp.	73,479	4,164,055
Yum! Brands, Inc.	17,436	1,418,070
		13,372,003

Retail REITs–0.46%

Federal Realty Investment Trust	3,852	457,964
GGP Inc.	33,025	669,747
Kimco Realty Corp.	22,245	343,908
Macerich Co. (The)	5,707	317,480
Realty Income Corp.	14,859	791,985
Regency Centers Corp.	7,768	451,166
Simon Property Group, Inc.	16,269	2,606,619
		5,638,869

Semiconductor Equipment–0.44%

Applied Materials, Inc.	54,937	2,789,701
KLA-Tencor Corp.	8,207	929,279
Lam Research Corp.	8,519	1,688,295
		5,407,275

Semiconductors–3.83%

Advanced Micro Devices, Inc. (b)(c)	43,070	591,351
Analog Devices, Inc.	19,335	1,878,975
Broadcom Inc.	21,462	5,409,926

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Semiconductors–(continued)

Intel Corp.	244,706	$13,507,771
Microchip Technology Inc. (c)	12,252	1,193,100
Micron Technology, Inc. (b)	60,460	3,481,891
NVIDIA Corp.	31,633	7,977,526
Qorvo, Inc. (b)	6,593	529,088
QUALCOMM Inc.	77,404	4,498,721
Skyworks Solutions, Inc.	9,506	937,387
Texas Instruments Inc.	51,439	5,756,539
Xilinx, Inc.	13,322	907,362
		46,669,637

Soft Drinks–1.50%

Coca-Cola Co. (The)	200,748	8,632,164
Dr Pepper Snapple Group, Inc.	9,440	1,126,192
Monster Beverage Corp. (b)	21,618	1,105,977
PepsiCo, Inc.	74,359	7,454,490
		18,318,823

Specialized Consumer Services–0.02%

H&R Block, Inc.	10,930	300,028

Specialized REITs–1.10%

American Tower Corp. -Class A	23,050	3,189,428
Crown Castle International Corp.	21,681	2,258,076
Digital Realty Trust, Inc.	10,741	1,154,443
Equinix, Inc.	4,141	1,643,356
Extra Space Storage Inc.	6,614	636,597
Iron Mountain Inc.	14,714	489,829
Public Storage	7,833	1,659,343
SBA Communications Corp. -Class A (b)	6,081	961,224
Weyerhaeuser Co.	39,488	1,474,087
		13,466,383

Specialty Chemicals–0.49%

Albemarle Corp. (c)	5,816	543,621
Ecolab Inc.	13,592	1,938,355
International Flavors & Fragrances Inc.	4,135	505,008
PPG Industries, Inc.	13,305	1,342,741
Sherwin-Williams Co. (The)	4,323	1,639,498
		5,969,223

Specialty Stores–0.16%

Tiffany & Co.	5,334	697,580
Tractor Supply Co.	6,496	482,718
Ulta Beauty, Inc. (b)	3,032	748,631
		1,928,929

Steel–0.09%

Nucor Corp.	16,622	1,066,966

Systems Software–4.09%

CA, Inc.	16,349	584,313
Microsoft Corp.	402,605	39,793,478
Oracle Corp.	158,008	7,382,134
Red Hat, Inc. (b)	9,254	1,503,035

	Shares	Value

Systems Software–(continued)

Symantec Corp.	32,416	$673,604
		49,936,564

Technology Hardware, Storage & Peripherals–4.60%

Apple Inc.	265,308	49,578,106
Hewlett Packard Enterprise Co.	81,934	1,248,674
HP Inc.	85,618	1,886,165
NetApp, Inc.	14,057	960,374
Seagate Technology PLC	14,868	837,812
Western Digital Corp.	15,557	1,299,165
Xerox Corp.	11,184	303,981
		56,114,277

Tires & Rubber–0.03%

Goodyear Tire & Rubber Co. (The)	12,565	306,963

Tobacco–0.98%

Altria Group, Inc.	99,369	5,538,828
Philip Morris International Inc.	81,209	6,459,364
		11,998,192

Trading Companies & Distributors–0.19%

Fastenal Co.	15,039	800,526
United Rentals, Inc. (b)	4,422	705,619
W.W. Grainger, Inc.	2,690	831,183
		2,337,328

Trucking–0.05%

J.B. Hunt Transport Services, Inc.	4,428	567,227

Water Utilities–0.06%

American Water Works Co., Inc.	9,335	776,111
Total Common Stocks & Other Equity Interests (Cost $574,999,494)		1,205,710,855

Money Market Funds–1.04%

Invesco Government & Agency Portfolio – Institutional Class, 1.64% (f)	4,464,707	4,464,707
Invesco Liquid Assets Portfolio – Institutional Class, 1.86% (f)	3,188,401	3,189,039
Invesco Treasury Portfolio – Institutional Class, 1.64% (f)	5,102,523	5,102,523
Total Money Market Funds (Cost $12,756,269)		12,756,269
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.90% (Cost $587,755,763)		1,218,467,124

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–0.31%

Invesco Government & Agency Portfolio – Institutional Class, 1.64% (Cost $3,744,112)(f)(g)	3,744,112	$3,744,112
TOTAL INVESTMENTS IN SECURITIES–100.21% (Cost $591,499,875)		1,222,211,236
OTHER ASSETS LESS LIABILITIES–(0.21)%		(2,595,061)
NET ASSETS–100.00%		$1,219,616,175

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2018.

(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of May 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

Open Futures Contracts – Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500 Index	108	June–2018	$ 14,609,700	$56,034	$56,034

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco S&P 500 Index Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

                                 Invesco S&P 500 Index Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

                                 Invesco S&P 500 Index Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,205,710,855	$—	$—	$1,205,710,855
Money Market Funds	16,233,381	—	—	16,233,381
Total Investments in Securities	1,222,211,236	—	—	1,222,211,236
Other Investments – Assets*
Futures Contracts	56,034	—	—	56,034
Total Investments	$1,222,267,270	$—	$—	$1,222,267,270

* Unrealized appreciation.

NOTE 3 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the nine months ended May 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/18	Dividend Income
Invesco Ltd.	$ 670,941	$ 29,686	$ —	$ (119,066)	$ —	$ 581,561	$ 18,430

                                 Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	SDHYM-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–101.41%

Alabama–1.93%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,647,884
Black Belt Energy Gas District (The); Series 2018 B-1, Gas Prepay Floating Rate RB (1 mo. USD LIBOR + 0.90%) (a)(b)	2.18%	12/01/2023	1,500	1,500,000
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	90	80,400
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%) (a)(b)	2.19%	04/01/2024	750	750,007
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%) (a)(b)	1.71%	04/01/2024	250	250,130
				4,228,421

Alaska–0.20%

Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	420	430,269

American Samoa–0.45%

American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	987,350

Arizona–4.60%

Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB (c)	5.00%	07/01/2022	1,500	1,551,285
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB (c)	5.00%	07/01/2026	500	537,055
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. Education RB(c)	4.38%	07/01/2029	1,000	982,740
Series 2017 A, Ref. Education RB(c)	5.00%	07/01/2032	500	504,670
Glendale (City of) Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	3.60%	07/01/2023	720	723,600
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	339,142
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	4.00%	11/15/2027	1,800	1,777,662
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB (c)	5.00%	07/01/2035	1,000	1,036,720
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB (c)	4.60%	06/15/2025	415	430,899
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (c)	4.13%	07/01/2026	1,225	1,201,051
Tempe (City of) Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB (c)	4.00%	10/01/2023	1,000	1,002,380
				10,087,204

California–3.43%

Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. Toll Bridge Floating Rate RB (3 mo. USD LIBOR + 0.55%) (a)(b)(c)	2.17%	04/01/2021	1,000	1,006,380
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB (c)(d)	7.00%	12/01/2027	730	716,648
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $500,000)(c)	5.00%	06/01/2022	500	505,580
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(c)	4.00%	06/01/2021	405	413,408
Series 2016, Ref. RB(c)	4.00%	06/01/2026	500	513,835
California (State of); Series 2013 B, Ref. Various Purpose Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.38%) (a)(b)	1.44%	12/01/2022	1,000	1,002,950
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,010,550
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	90,228

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	$990	$994,950
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	265	265,074
San Diego Tobacco Settlement Revenue Funding Corp.; Series 2018 C, Ref. Tobacco Settlement Sub. RB	4.00%	06/01/2032	980	1,003,687
				7,523,290

Colorado–7.08%

Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	750	752,318
Brighton Crossing Metropolitan District No. 4; Series 2017 A, Limited Tax GO Bonds	4.00%	12/01/2027	515	511,781
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	801,850
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	581,716
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	527,877
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (c)	5.00%	12/01/2025	150	154,376
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. & Improvement Limited Tax GO Bonds	5.63%	12/01/2032	500	516,865
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	526,430
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	370	375,709
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (d)	5.00%	10/01/2032	1,500	1,621,245
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%) (a)(b)	2.20%	11/15/2019	1,000	1,003,820
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	928	947,655
Grandby Ranch Metropolitan District; Series 2018, Ref. Limited Tax GO Bonds (c)	4.88%	12/01/2028	990	997,227
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.13%	12/01/2031	1,500	1,499,265
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB (c)	4.13%	12/15/2027	1,000	1,013,870
Solaris Metropolitan District No. 3; Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,042,730
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	100	107,751
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2037	200	216,158
Sterling Ranch Community Authority Board; Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2030	1,750	1,809,727
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, CAB Limited Tax GO Bonds (e)	0.00%	12/01/2037	2,000	531,060
				15,539,430

Connecticut–0.22%

Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	455	477,281

District of Columbia–0.95%

District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	4.13%	07/01/2027	1,000	1,013,690
Series 2017 A, RB	5.00%	07/01/2032	1,000	1,062,150
				2,075,840

Florida–1.97%

Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Sr. Housing RB(c)	3.75%	07/01/2019	495	497,114
Series 2015, Ref. Sr. Housing RB(c)	5.88%	07/01/2040	250	270,150
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (c)	5.00%	07/01/2027	1,000	1,070,130
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facilitiy RB (b)(c)(d)	5.63%	01/01/2028	500	516,490
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB (c)	5.50%	06/15/2022	1,110	1,176,489
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	337,985

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB (c)	10.00%	12/28/2021	$400	$459,300
				4,327,658

Georgia–1.19%

Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (c)	5.00%	06/15/2027	500	511,665
Main Street Natural Gas, Inc.; Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%) (a)(b)	2.03%	09/01/2023	1,000	995,510
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB (c)	5.00%	11/01/2023	1,000	1,101,240
				2,608,415

Idaho–0.47%

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,000	1,021,730

Illinois–10.13%

Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,224,275
Chicago (City of) Board of Education; Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,043,890
Series 2018 A, Ref. Unlimited Tax GO Bonds (INS-AGM)(f)	5.00%	12/01/2029	1,750	1,988,717
Chicago (City of); Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	208,460
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	101,175
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	111,254
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,126,220
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,671,630
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (c)	5.25%	12/01/2025	400	410,952
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	330	344,774
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,168,609
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016 A, RB	6.20%	05/15/2030	685	680,979
Series 2016 B, RB	5.63%	05/15/2020	209	207,920
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	840	868,837
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	2.75%	05/15/2019	395	396,726
Series 2015, Ref. RB	5.00%	05/15/2025	250	272,463
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,010	1,015,919
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, Dedicated State CAB Tax RB (INS-NATL)(e)(f)	0.00%	12/15/2029	1,500	908,115
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 B-2, Ref. Dedicated State Tax RB	5.00%	06/15/2050	775	789,508
Illinois (State of); First Series 2001, Unlimited Tax GO Bonds (INS-NATL)(f)	6.00%	11/01/2026	1,000	1,132,050
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	897,049
Series 2017 D, Unlimited Tax GO Bonds(g)(h)	5.00%	11/01/2023	2,250	2,395,508
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2025	2,500	2,824,850
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	432	435,305
				22,225,185

Indiana–1.46%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB (c)	6.63%	01/15/2034	500	537,080
Carmel (City of) (Barrington Carmel); Series 2012 A, RB	7.00%	11/15/2027	1,120	1,175,093
Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%) (a)	2.54%	10/15/2022	1,500	1,500,060
				3,212,233

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Iowa–1.23%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB(c)	5.88%	12/01/2026	$460	$483,386
Series 2013, Ref. Midwestern Disaster Area RB(b)	5.25%	12/01/2033	1,540	1,635,511
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.58%) (a)(b)(c)	1.64%	01/04/2024	575	575,449
				2,694,346

Kansas–2.12%

Lenexa (City of) (Lakeview Village, Inc.); Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2027	1,440	1,597,666
Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	4.25%	12/01/2024	500	517,490
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	578,347
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,057,510
Wichita (City of) (Presbyterian Manors, Inc.); Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2028	835	900,823
				4,651,836

Kentucky–2.08%

Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	930	1,001,229
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	765	814,962
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,082,530
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,062,942
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	607,518
				4,569,181

Louisiana–0.27%

East Baton Rouge (Parish of), Louisiana (Exxon Corp.); Series 1993, Ref. VRD PCR (i)	0.91%	03/01/2022	600	600,000

Maine–0.90%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	865,320
Series 2011, RB	7.50%	07/01/2032	1,000	1,118,710
				1,984,030

Maryland–2.90%

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	441,375
Frederick (County of) (Mount St. Mary’s University); Series 2017 A, Ref. Educational Facilities RB(c)	5.00%	09/01/2027	1,000	1,107,520
Series 2017 A, Ref. Educational Facilities RB(c)	5.00%	09/01/2032	1,075	1,167,697
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB (c)	4.00%	02/15/2028	500	515,015
Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	250	259,298
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	375	388,927
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB (c)	5.00%	07/01/2027	400	419,004
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB (c)(d)	4.00%	07/01/2024	2,000	2,065,320
				6,364,156

Massachusetts–0.95%

Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	745,936
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 B, Special Facilities Floating Rate RB (INS-AMBAC)(d)(f)(j)	3.75%	01/01/2031	1,000	1,000,000

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Massachusetts–(continued)

Massachusetts (State of) Port Authority (Delta Airlines Inc.); Series 2001 A, Facilities RB (INS-AMBAC)(d)(f)	5.20%	01/01/2020	$195	$197,272
Series 2001 A, Facilities RB (INS-AMBAC)(d)(f)	5.50%	01/01/2019	135	135,297
				2,078,505

Michigan–3.19%

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	1,400	1,407,238
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,000	2,058,000
Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,591,974
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. Limited Obligation RB (c)	5.00%	07/01/2026	1,835	1,951,834
				7,009,046

Minnesota–2.93%

Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	170	168,562
Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	4.38%	10/01/2027	250	245,760
Series 2017, Charter School Lease RB	5.00%	10/01/2037	1,000	1,008,020
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	501,584
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	306,777
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,058,760
St. Paul Park (City of) (Presbyterian Homes Bloomington); Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	350	363,391
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	587,843
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	610,594
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	416,348
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	522,090
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	4.00%	11/01/2030	650	648,719
				6,438,448

Mississippi–0.91%

Jackson (County of) Mississippi (Chevron U.S.A. Inc.); Series 1993, Ref. VRD Port Facility RB (i)	0.89%	06/01/2023	2,000	2,000,000

Missouri–2.26%

Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB (c)	5.00%	04/01/2036	1,000	1,037,290
Kansas City (City of) Industrial Development Authority; Series 2016 A, Ref. Sales Tax RB (c)	4.25%	04/01/2026	495	510,612
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB (c)	4.38%	02/01/2031	1,000	1,025,720
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,622,340
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	3.88%	11/15/2029	750	767,640
				4,963,602

Montana–1.14%

Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,502,150

Nevada–0.75%

Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB (c)	4.50%	12/15/2029	750	770,235

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Nevada–(continued)

Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB(c)	5.00%	07/15/2027	$335	$354,487
Series 2017 A, RB(c)	5.00%	07/15/2037	500	515,050
				1,639,772

New Jersey–5.86%

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB(d)	5.25%	09/15/2029	800	872,744
Series 2012, Special Facility RB(d)	5.75%	09/15/2027	200	221,168
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.00%	07/01/2022	390	390,413
Series 2012 C, RB	5.00%	07/01/2032	1,000	935,580
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%) (a)	2.66%	03/01/2028	1,000	990,780
New Jersey (State of) Economic Development Authority; Series 2005 N-1, Ref. School Facilities Construction RB (INS-NATL)(f)(g) (h)	5.50%	09/01/2022	3,000	3,315,360
Series 2012, Ref. RB	5.00%	06/15/2025	600	644,526
Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	1,500	1,607,565
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,647,135
New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, CAB Transportation System RB (INS-AGM)(e)(f)	0.00%	12/15/2034	500	254,800
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,231,121
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	750	751,748
				12,862,940

New York–5.93%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (c)(d)	3.75%	01/01/2020	275	278,850
Metropolitan Transportation Authority; Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%) (a)(b)	1.51%	11/15/2022	1,000	998,070
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	1,000	1,066,610
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	255	258,999
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	1,000	1,000,190
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. Consolidated RB (d)(g)	5.00%	09/15/2029	2,250	2,651,873
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB(d)	5.65%	10/01/2028	1,000	1,009,680
Series 1997, Industrial Development RB(d)	5.75%	10/01/2036	1,000	1,009,680
New York (State of) Energy Research & Development Authority (Niagara Mohawk Power Corp.); Series 2004 A, VRD PCR (INS-SGI)(f)(i)	4.75%	07/01/2029	1,500	1,500,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (d)	5.00%	08/01/2026	1,000	1,058,250
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, Special Facilities RB (d)	5.00%	01/01/2029	1,000	1,147,420
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2027	1,000	1,037,580
				13,017,202

North Dakota–0.46%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,003,490

Ohio–5.22%

Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	1,910	1,889,162
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	955	953,787
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.75%	06/01/2034	2,000	1,989,560
Butler (County of) Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB (c)	6.25%	01/15/2034	500	524,370
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB (d)	5.38%	09/15/2027	200	200,604
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,103,700

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Ohio–(continued)

Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	$1,975	$2,268,426
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	383,666
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (d)	5.00%	12/31/2025	340	387,682
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB(c)(d)	3.75%	01/15/2028	1,250	1,274,262
Series 2017, Exempt Facility RB(c)(d)	4.25%	01/15/2038	250	256,950
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016 A-1, RB (c)	6.13%	01/15/2034	225	234,216
				11,466,385

Oklahoma–1.34%

Comanche (County of) Hospital Authority; Series 2012 A, Ref. RB	5.00%	07/01/2021	475	491,891
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,074,940
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB	5.25%	01/01/2022	375	263,224
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	1,470	735,000
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (b)(d)	5.00%	06/01/2025	340	368,097
				2,933,152

Pennsylvania–3.09%

Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, Tax RB(c)	5.00%	05/01/2023	750	806,250
Series 2018, Tax RB(c)	5.00%	05/01/2028	1,250	1,395,525
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	1,000	1,145,000
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2030	1,300	1,356,667
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%) (a)(b)	1.78%	09/01/2023	1,000	1,000,120
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,082,570
				6,786,132

Puerto Rico–1.31%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	860	860,017
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB (INS-NATL)(f)	5.00%	07/01/2023	1,500	1,505,535
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS-NATL)(f)	6.00%	07/01/2024	500	500,495
				2,866,047

Rhode Island–0.26%

Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	568,050

Tennessee–1.58%

Bristol (City of) Industrial Development Board (Pinnacle); Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	760	768,763
Series 2016 B, CAB Sales Tax RB(c)(e)	0.00%	12/01/2020	750	680,190
Series 2016 B, CAB Sales Tax RB(c)(e)	0.00%	12/01/2021	250	215,195
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	4.75%	07/01/2027	400	424,508
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	350	375,830
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB (c)	5.00%	09/01/2024	1,000	1,007,920
				3,472,406

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Texas–6.14%

Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	$700	$703,500
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	472,154
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB (d)	4.75%	07/01/2024	200	216,516
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase); Series 2015, Special Assessment RB	5.38%	09/15/2035	450	453,560
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. Retirement Facility RB	5.00%	02/15/2035	250	260,350
Mission Economic Development Corp. (Natgasoline); Series 2016 A, Sr. Lien RB(c)(d)	5.75%	10/01/2031	1,000	1,036,710
Series 2016 B, Sr. Lien RB(c)(d)	5.75%	10/01/2031	1,000	1,036,710
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,500	1,553,340
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB (c)	3.63%	08/15/2022	400	396,680
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	500	493,465
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	497,885
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (b)(c)(d)	7.25%	02/13/2020	2,000	2,094,140
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	229,024
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	185	181,172
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	750,232
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	750	755,730
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,078,520
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, Retirement Community RN (c)	10.00%	03/15/2023	750	749,850
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	518,790
				13,478,328

Utah–1.55%

Salt Lake City (City of); Series 2017 A, Airport RB (d)(g)	5.00%	07/01/2036	3,000	3,412,200

Washington–2.08%

Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%) (a)(b)	2.46%	01/01/2025	1,000	1,010,450
Washington (State of) Housing Finance Commission (Bayview Manor Senior); Series 2016 A, Ref. RB(c)	5.00%	07/01/2031	1,350	1,423,278
Series 2016 A, Ref. RB(c)	5.00%	07/01/2036	710	739,643
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 B-2, TEMPS-65SM RB (c)	4.88%	01/01/2022	145	145,055
Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. Non-profit RB(c)	3.70%	07/01/2023	445	446,691
Series 2018, Ref. Non-profit RB(c)	5.00%	07/01/2038	385	405,355
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB (c)	3.20%	07/01/2021	390	388,861
				4,559,333

West Virginia–1.27%

Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	670	669,973

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

West Virginia–(continued)

Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (c)	4.50%	06/01/2027	$975	$976,014
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (c)(d)	6.75%	02/01/2026	1,000	976,020
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.50%	10/01/2038	160	161,026
				2,783,033

Wisconsin–8.06%

Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB(c)	6.25%	08/01/2027	2,000	2,131,800
Series 2017, Limited Obligation Grant RB(c)	6.75%	08/01/2031	500	542,770
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (c)	4.00%	03/01/2027	930	966,140
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	528,955
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,298,303
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (c)	6.25%	10/01/2031	2,000	1,976,680
Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth); Series 2016 A, RB(c)	5.00%	06/01/2025	650	693,797
Series 2016 A, RB(c)	5.00%	06/01/2026	1,005	1,068,918
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB (c)	5.75%	11/01/2024	1,500	1,506,465
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	45	47,190
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS-85SM Senior Living RB (c)	3.95%	11/15/2024	1,250	1,272,550
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB (c)(d)	6.00%	06/01/2022	1,250	1,239,963
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,500	1,570,530
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (c)	4.00%	12/01/2021	1,320	1,338,902
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	3.50%	08/01/2022	1,500	1,504,545
				17,687,508

Wyoming–1.55%

Sublette (County of) (ExxonMobil); Series 2014, Ref. VRD PCR (i)	0.91%	10/01/2044	3,400	3,400,000
TOTAL INVESTMENTS IN SECURITIES(k)–101.41% (Cost $219,604,212)				222,535,584
FLOATING RATE NOTE OBLIGATIONS–(3.19)%
Notes with interest and fee rates ranging from 1.60% to 1.83% at 05/31/2018 and contractual maturities of collateral ranging from 09/01/2022 to 07/01/2036 (See Note 1D)(l)				(7,000,000)
OTHER ASSETS LESS LIABILITIES–1.78%				3,908,227
NET ASSETS–100.00%				$219,443,811

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:

AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corp.
CAB	—Capital Appreciation Bonds
Conv.	—Convertible
GO	—General Obligation
INS	—Insurer
LIBOR	—London Interbank Offered Rate
NATL	—National Public Finance Guarantee Corp.
PCR	—Pollution Control Revenue Bonds

RB	—Revenue Bonds
Ref.	—Refunding
RN	—Revenue Notes
SGI	—Syncora Guarantee, Inc.
SIFMA	—Securities Industry and Financial Markets Association
Sr.	—Senior
Sub.	—Subordinated
TEMPS	—Tax-Exempt Mandatory Paydown Securities
USD	—U.S. Dollar
VRD	—Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $61,844,073, which represented 28.18% of the Fund’s Net Assets.

(d)	Security subject to the alternative minimum tax.

(e)	Zero coupon bond issued at a discount.

(f)	Principal and/or interest payments are secured by the bond insurance company listed.

(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(h)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,500,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(i)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on May 31, 2018.

(j)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.

(k)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(l)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2018. At May 31, 2018, the Fund’s investments with a value of $11,774,941 are held by TOB Trusts and serve as collateral for the $7,000,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 5 Year Notes	13	September-2018	$(1,480,578)	$(9,578)	$(9,578)
U.S. Treasury 10 Year Notes	40	September-2018	(4,817,500)	(50,720)	(50,720)
Total Futures Contracts—Interest Rate Risk				$(60,298)	$(60,298)
(a)	Futures contracts collateralized by $100,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a

Invesco Short Duration High Yield Municipal Fund

C.	Country Determination – (continued)

principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from

Invesco Short Duration High Yield Municipal Fund

D.	Floating Rate Note Obligations – (continued)

the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

G.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Short Duration High Yield Municipal Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$222,535,584	$—	$222,535,584
Other Investments – Liabilities*
Futures Contracts	(60,298)	—	—	(60,298)
Total Investments	$(60,298)	$222,535,584	$—	$222,475,286

* Unrealized appreciation (depreciation).

Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2018

invesco.com/us	VK-SCD-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.41%

Aerospace & Defense–0.76%

HEICO Corp.	51,200	$4,703,232

Airlines–0.66%

Allegiant Travel Co.	27,137	4,107,185

Apparel Retail–1.01%

Burlington Stores, Inc. (b)	42,691	6,243,559

Application Software–8.83%

Fair Isaac Corp. (b)	18,732	3,447,250
Globant S.A. (b)	151,062	7,779,693
Guidewire Software Inc. (b)	129,451	12,018,231
HubSpot, Inc. (b)	80,961	9,812,473
SS&C Technologies Holdings, Inc.	170,476	8,678,933
Tyler Technologies, Inc. (b)	32,669	7,566,794
Ultimate Software Group, Inc. (The) (b)	20,713	5,429,913
		54,733,287

Auto Parts & Equipment–0.85%

Visteon Corp. (b)	42,250	5,279,560

Biotechnology–7.45%

Eagle Pharmaceuticals, Inc. (b)	89,038	6,002,052
Neurocrine Biosciences, Inc. (b)	115,497	11,117,741
Repligen Corp. (b)	163,823	7,155,789
Retrophin, Inc. (b)	228,929	6,412,301
Sage Therapeutics, Inc. (b)	37,554	5,734,120
Sarepta Therapeutics, Inc. (b)	80,563	7,560,838
TESARO, Inc. (b)	47,577	2,177,599
		46,160,440

Building Products–1.82%

A.O. Smith Corp.	47,631	3,004,087
Builders FirstSource, Inc. (b)	153,490	3,005,334
Masonite International Corp. (b)	79,680	5,266,848
		11,276,269

Commodity Chemicals–0.48%

Methanex Corp. (Canada)	43,766	2,984,841

Communications Equipment–0.50%

Ciena Corp. (b)	133,400	3,074,870

Construction & Engineering–0.71%

Dycom Industries, Inc. (b)	47,381	4,414,014

Construction Materials–1.18%

Summit Materials, Inc. -Class A (b)	256,900	7,301,098

	Shares	Value

Data Processing & Outsourced Services–3.08%

Black Knight, Inc. (b)	145,727	$7,373,786
Euronet Worldwide, Inc. (b)	48,265	4,045,090
WNS (Holdings) Ltd. -ADR (India)(b)	150,449	7,693,962
		19,112,838

Distributors–0.79%

Pool Corp.	34,220	4,890,722

Diversified Chemicals–0.94%

Chemours Co. (The)	118,847	5,822,314

Education Services–2.86%

Bright Horizons Family Solutions Inc. (b)	61,392	6,212,870
Chegg, Inc. (b)	171,645	4,800,911
Grand Canyon Education, Inc. (b)	60,232	6,691,775
		17,705,556

Electronic Equipment & Instruments–1.09%

FLIR Systems, Inc.	91,183	4,914,764
nLight, Inc. (b)	50,330	1,869,759
		6,784,523

Environmental & Facilities Services–0.72%

Casella Waste Systems, Inc. -Class A (b)	188,993	4,456,455

Financial Exchanges & Data–1.84%

MarketAxess Holdings, Inc.	53,264	11,379,854

Health Care Equipment–6.33%

DexCom Inc. (b)	89,595	7,883,464
Inogen, Inc. (b)	45,970	8,398,259
Integra LifeSciences Holdings Corp. (b)	124,493	8,034,778
LivaNova PLC (b)	57,669	5,423,770
Penumbra, Inc. (b)	59,168	9,520,131
		39,260,402

Health Care Facilities–0.78%

Acadia Healthcare Co., Inc. (b)	120,142	4,828,507

Health Care REITs–0.51%

Physicians Realty Trust	206,026	3,135,716

Health Care Services–1.73%

LHC Group Inc. (b)	73,818	5,681,772
Premier, Inc. -Class A (b)	154,226	5,030,852
		10,712,624

Health Care Technology–2.11%

Evolent Health, Inc. -Class A (b)(c)	200,584	4,101,943

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Health Care Technology–(continued)

Medidata Solutions, Inc. (b)	116,321	$8,975,328
		13,077,271

Home Entertainment Software–1.22%

Take-Two Interactive Software, Inc. (b)	67,730	7,591,178

Homebuilding–0.75%

TopBuild Corp. (b)	55,217	4,635,467

Human Resource & Employment Services–1.87%

ASGN Inc. (b)	92,308	7,107,716
Korn/Ferry International	81,709	4,467,848
		11,575,564

Industrial Machinery–3.07%

EnPro Industries, Inc.	74,951	5,520,891
Gardner Denver Holdings, Inc. (b)	142,217	4,674,673
John Bean Technologies Corp.	45,870	4,050,321
Woodward, Inc.	62,728	4,752,900
		18,998,785

Insurance Brokers–1.03%

Brown & Brown, Inc.	229,994	6,389,233

Internet Software & Services–5.38%

2U, Inc. (b)	54,153	5,133,704
Box, Inc. -Class A (b)	56,304	1,445,887
GoDaddy, Inc. -Class A (b)	118,723	8,499,380
LogMeIn, Inc.	60,893	6,570,355
New Relic, Inc. (b)	38,711	3,932,650
Nutanix, Inc. -Class A (b)	58,090	3,104,910
Q2 Holdings, Inc. (b)	81,778	4,673,613
		33,360,499

Investment Banking & Brokerage–2.15%

E*TRADE Financial Corp. (b)	210,713	13,348,668

IT Consulting & Other Services–2.86%

EPAM Systems, Inc. (b)	79,985	9,852,552
InterXion Holding N.V. (Netherlands)(b)	122,961	7,852,290
		17,704,842

Leisure Facilities–0.88%

Planet Fitness, Inc. -Class A (b)	137,650	5,455,069

Leisure Products–0.76%

Brunswick Corp.	73,928	4,701,821

Life Sciences Tools & Services–2.20%

Bio-Techne Corp.	45,565	6,849,331
Syneos Health, Inc. (b)	157,276	6,762,868
		13,612,199

Managed Health Care–1.62%

HealthEquity, Inc. (b)	135,400	10,061,574

	Shares	Value

Metal & Glass Containers–0.45%

Berry Global Group, Inc. (b)	58,209	$2,810,913

Movies & Entertainment–0.90%

Cinemark Holdings, Inc.	114,035	3,850,962
World Wrestling Entertainment, Inc. -Class A	30,076	1,741,100
		5,592,062

Office Services & Supplies–0.68%

Steelcase Inc. -Class A	291,522	4,197,917

Oil & Gas Drilling–0.94%

Patterson-UTI Energy, Inc.	280,551	5,801,795

Oil & Gas Exploration & Production–1.00%

Centennial Resource Development, Inc. -Class A (b)	354,025	6,230,840

Packaged Foods & Meats–2.17%

Hostess Brands, Inc. (b)	391,159	5,331,497
Pinnacle Foods Inc.	126,988	8,119,613
		13,451,110

Pharmaceuticals–1.98%

Aerie Pharmaceuticals, Inc. (b)	84,131	4,315,920
Amneal Pharmaceuticals, Inc. (b)	308,281	6,085,467
Nektar Therapeutics (b)	23,272	1,868,044
		12,269,431

Property & Casualty Insurance–0.45%

Selective Insurance Group, Inc.	49,141	2,793,666

Railroads–0.77%

Genesee & Wyoming Inc. -Class A (b)	61,402	4,796,110

Regional Banks–3.18%

Sterling Bancorp	258,832	6,354,326
Webster Financial Corp.	92,543	5,932,006
Western Alliance Bancorp (b)	122,889	7,405,291
		19,691,623

Research & Consulting Services–1.91%

CoStar Group Inc. (b)	31,043	11,834,212

Restaurants–2.30%

Jack in the Box Inc.	34,022	2,744,555
Texas Roadhouse, Inc.	103,703	6,426,475
Wingstop Inc.	99,887	5,055,281
		14,226,311

Semiconductor Equipment–1.78%

Entegris, Inc.	177,021	6,213,437
MKS Instruments, Inc.	42,730	4,794,306
		11,007,743

Semiconductors–1.49%

Monolithic Power Systems, Inc.	26,615	3,508,123

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Semiconductors–(continued)

Silicon Laboratories Inc. (b)	54,337	$5,737,987
		9,246,110

Specialty Chemicals–1.39%

PolyOne Corp.	132,168	5,540,482
Venator Materials PLC (b)	173,698	3,060,559
		8,601,041

Specialty Stores–1.02%

Five Below, Inc. (b)	89,356	6,318,363

Systems Software–0.56%

Rapid7, Inc. (b)	109,374	3,463,875

Trading Companies & Distributors–1.62%

BMC Stock Holdings, Inc. (b)	248,236	5,051,603
WESCO International, Inc. (b)	84,163	4,995,074
		10,046,677
Total Common Stocks & Other Equity Interests (Cost $406,161,857)		591,259,835

Money Market Funds–4.40%

Invesco Government & Agency Portfolio–Institutional Class, 1.64% (d)	9,543,631	9,543,631
Invesco Liquid Assets Portfolio–Institutional Class, 1.86% (d)	6,816,143	6,817,506
Invesco Treasury Portfolio–Institutional Class, 1.64% (d)	10,907,007	10,907,007
Total Money Market Funds (Cost $27,266,956)		27,268,144
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.81% (Cost $433,428,813)		618,527,979

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.25%

Invesco Government & Agency Portfolio - Institutional Class, 1.64% (Cost $1,573,370)(d)(e)	1,573,370	1,573,370
TOTAL INVESTMENTS IN SECURITIES–100.06% (Cost $435,002,183)		620,101,349
OTHER ASSETS LESS LIABILITIES–(0.06)%		(370,417)
NET ASSETS–100.00%		$619,730,932

Investment Abbreviations:

ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at May 31, 2018.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Small Cap Discovery Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco Small Cap Discovery Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of May 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund Quarterly Schedule of Portfolio Holdings May 31, 2018

invesco.com/us	SRR-QTR-1	07/18	Invesco Advisers, Inc.

Schedule of Investments(a)

May 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities – 44.34%

U.S. Treasury Bills–0.01%

1.59%, 07/26/2018(b)	$3,000	$2,992

U.S. Treasury Inflation - Indexed Notes–29.75%(c)

1.88%, 07/15/2019	227,075	231,652
1.38%, 01/15/2020	273,022	277,216
0.13%, 04/15/2020	650,957	645,485
1.25%, 07/15/2020	455,624	464,767
1.13%, 01/15/2021	519,142	527,530
0.13%, 04/15/2021	591,707	583,496
0.63%, 07/15/2021	488,922	491,806
0.13%, 01/15/2022	555,334	546,525
0.13%, 04/15/2022	569,469	558,545
0.13%, 07/15/2022	552,430	544,302
0.13%, 01/15/2023	555,237	543,507
0.63%, 04/15/2023	221,014	220,931
0.38%, 07/15/2023	537,145	532,934
0.63%, 01/15/2024	546,596	546,261
0.13%, 07/15/2024	536,705	521,391
0.25%, 01/15/2025	536,960	521,983
0.38%, 07/15/2025	534,653	524,586
0.63%, 01/15/2026	549,507	545,748
0.13%, 07/15/2026	474,085	453,129
0.38%, 01/15/2027	490,451	475,251
0.38%, 07/15/2027	461,595	447,667
0.50%, 01/15/2028	324,129	316,080
		10,520,792

U.S. Treasury Inflation-Indexed Bonds–14.58%(c)

2.38%, 01/15/2025	458,571	508,885
2.00%, 01/15/2026	309,284	338,847
2.38%, 01/15/2027	257,746	292,995
1.75%, 01/15/2028	234,532	255,819
3.63%, 04/15/2028	317,049	402,707
2.50%, 01/15/2029	205,952	241,734
3.88%, 04/15/2029	364,453	480,282
3.38%, 04/15/2032	86,881	115,830
2.13%, 02/15/2040	215,778	269,201
2.13%, 02/15/2041	335,577	421,444
0.75%, 02/15/2042	316,281	305,413
0.63%, 02/15/2043	310,847	290,455
1.38%, 02/15/2044	307,505	339,123
0.75%, 02/15/2045	299,634	286,492
1.00%, 02/15/2046	257,638	261,661
0.88%, 02/15/2047	236,931	233,243
1.00%, 02/15/2048	108,275	110,257
		5,154,388
Total U.S. Treasury Securities (Cost $15,905,058)		15,678,172

	Shares	Value

Common Stocks–30.04%

Fixed-Income Funds-30.04%

Invesco Floating Rate Fund –Class R6 (Cost $10,833,996)(d)	1,403,507	$10,624,550

	Principal Amount

Bonds & Notes–22.08%

Advertising–0.09%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$33,000	33,536

Aerospace & Defense–0.60%
Arconic Inc., Sr. Unsec. Global Notes, 5.13%, 10/01/2024	65,000	65,447
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(e)	8,000	8,040
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(e)	24,000	24,030
7.50%, 03/15/2025(e)	19,000	19,714
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(e)	17,000	17,829
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(e)	12,000	12,285
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	4,000	4,090
6.50%, 05/15/2025	59,000	59,997
		211,432

Agricultural & Farm Machinery–0.09%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(e)	30,000	30,225

Air Freight & Logistics–0.02%

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(e)	8,000	8,222

Alternative Carriers–0.28%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	18,000	$18,518
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	24,720
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	14,000	13,342
5.38%, 05/01/2025	44,000	42,680
		99,260

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Aluminum–0.09%

Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(e)	$2,000	$1,965
6.25%, 08/15/2024(e)	31,000	31,468
		33,433

Apparel Retail–0.23%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(e)	25,000	24,000
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	46,000	47,035
6.75%, 07/01/2036	2,000	1,810
6.88%, 11/01/2035	8,000	7,310
		80,155

Asset Management & Custody Banks–0.13%

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(e)	44,000	46,737

Auto Parts & Equipment–0.26%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(e)	30,000	29,812
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(e)	15,000	14,363
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(e)	12,000	11,370
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(e)	12,000	11,715
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	24,250
		91,510

Automotive Retail–0.21%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(e)	7,000	6,895
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	41,685
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	26,000	25,675
		74,255

Broadcasting–0.49%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	38,000	37,002
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,368
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	23,000

	Principal Amount	Value

Broadcasting–(continued)

Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	$18,000	$18,518
Sr. Unsec. Notes, 5.88%, 11/15/2028(e)	20,000	20,278
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(e)	36,000	35,303
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	26,000	26,423
		174,892

Building Products–0.15%

Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	19,000	19,152
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(e)	12,000	11,302
6.00%, 10/15/2025(e)	17,000	17,255
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(e)	5,000	5,019
		52,728

Cable & Satellite–2.55%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,200
Sr. Unsec. Notes, 5.75%, 02/15/2026(e)	86,000	84,469
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	90,000	95,260
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	102,000	85,094
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	88,932
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	58,000	50,859
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	16,000	15,760
7.50%, 04/01/2021	10,000	9,825
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(e)	42,000	40,740
6.00%, 07/15/2024(e)	15,000	15,413
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(e)	201,000	204,266
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(e)	200,000	190,250
		901,068

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Casinos & Gaming–0.51%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	$16,000	$16,440
6.88%, 05/15/2023	24,000	25,290
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	17,000	15,810
7.75%, 03/15/2022	40,000	43,900
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	25,000	26,313
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	25,830
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(e)	28,000	27,510
		181,093

Coal & Consumable Fuels–0.04%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(e)	13,000	13,260

Commodity Chemicals–0.19%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(e)	32,000	32,520
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(e)	12,000	11,648
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	22,000	22,220
		66,388

Communications Equipment–0.44%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(e)	53,000	53,397
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	31,000	29,605
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	18,190
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(e)(f)	25,000	25,958
3.50%, 01/15/2031	50,000	29,843
		156,993

Construction & Engineering–0.06%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	23,000	21,390

Construction Machinery & Heavy Trucks–0.43%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	51,250
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	75,000	77,850
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(e)	23,000	22,856
		151,956

	Principal Amount	Value

Consumer Finance–0.32%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	$10,000	$9,913
5.13%, 09/30/2024	45,000	46,237
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	16,125
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(g)	11,000	10,711
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	10,000	10,613
8.00%, 03/25/2020	20,000	21,320
		114,919

Copper–0.24%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(e)	50,000	50,344
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	37,000	34,225
		84,569

Data Processing & Outsourced Services–0.29%

First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(e)	8,000	8,022
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(e)	91,000	95,550
		103,572

Diversified Banks–0.17%

Bank of America Corp., Series K, Jr. Unsec. Sub. Global Variable Rate Notes, 5.99% (3 mo. USD LIBOR + 3.63%)(g)(h)	4,000	4,025
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(g)(h)	10,000	10,075
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	47,811
		61,911

Diversified Chemicals–0.12%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	10,000	10,515
7.00%, 05/15/2025	21,000	22,628
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(e)	8,000	7,940
		41,083

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Diversified Metals & Mining–0.11%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(e)	$16,000	$16,880
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	9,000	9,138
Sr. Unsec. Notes, 6.13%, 10/01/2035	13,000	13,487
		39,505

Diversified REITs–0.05%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	9,000	9,034
5.38%, 03/15/2027	9,000	9,090
		18,124

Diversified Support Services–0.03%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(e)	10,000	10,079

Electric Utilities–0.13%

NextEra Energy Capital Holdings Inc., Series K, Jr. Unsec. Gtd. Sub. Deb., 5.25%, 06/01/2076	1,500	37,185
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	7,250
		44,435

Electrical Components & Equipment–0.09%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(e)	33,000	32,752

Electronic Equipment & Instruments–0.04%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(e)	15,000	14,438

Environmental & Facilities Services–0.20%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(e)	11,000	11,028
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(e)	18,000	17,370
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(e)	26,000	25,285
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(e)	13,000	12,577
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(e)	4,000	3,830
		70,090

Financial Exchanges & Data–0.06%

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(e)	20,000	20,300

	Principal Amount	Value

Food Distributors–0.10%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(e)	$34,000	$34,765

Food Retail–0.14%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	22,000	20,797
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	28,000	28,000
		48,797

Gas Utilities–0.27%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	15,000	14,925
5.88%, 08/20/2026	37,000	36,167
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	11,000	10,258
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	37,000	35,823
		97,173

Health Care Equipment–0.17%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(e)	33,000	32,340
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	28,000	27,510
		59,850

Health Care Facilities–0.94%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	15,000	15,600
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	4,724
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	44,000	41,250
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	4,000	2,120
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	30,000	30,750
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	114,000	114,855
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	9,850
5.88%, 02/15/2026	15,000	15,131
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	29,000	28,094
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	3,000	3,011

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Health Care Facilities–(continued)

Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(e)	$3,000	$3,154
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	54,000	53,865
8.13%, 04/01/2022	10,000	10,488
		332,892

Health Care REITs–0.09%

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	34,000	32,047

Health Care Services–0.37%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(e)	10,000	9,800
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	22,000	20,907
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(e)(i)	13,000	13,198
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(e)	7,000	7,421
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(e)	20,000	19,875
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(e)	39,000	40,560
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(e)	7,000	6,562
8.88%, 04/15/2021(e)	3,000	3,090
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(e)	10,000	8,700
		130,113

Home Improvement Retail–0.07%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(e)	25,000	24,187

Homebuilding–0.54%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(e)	25,000	24,094
6.88%, 02/15/2021(e)	27,000	27,337
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	3,000	2,670
6.75%, 03/15/2025	22,000	21,450
8.75%, 03/15/2022	10,000	10,725
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	25,000	27,000
Lennar Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022(e)	40,000	41,200

	Principal Amount	Value

Homebuilding–(continued)

Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	$8,000	$8,260
7.15%, 04/15/2020	5,000	5,288
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(e)	12,000	11,715
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(e)	12,000	12,180
		191,919

Household Products–0.18%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(e)	13,000	12,789
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(e)	17,000	17,477
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	18,000	17,910
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	14,000	14,270
		62,446

Independent Power Producers & Energy Traders–0.32%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	59,000	59,885
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	20,000	18,275
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	18,000	18,675
6.63%, 01/15/2027	7,000	7,262
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	10,000	10,529
		114,626

Industrial Machinery–0.12%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(e)	32,000	33,080
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	10,000	9,875
		42,955

Insurance Brokers–0.03%

HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(e)	9,000	9,026

Integrated Oil & Gas–0.14%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	25,000	22,428
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	10,000	10,574
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(e)	18,000	16,992
		49,994

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Integrated Telecommunication Services–0.76%

Altice France S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(e)	$200,000	$199,500
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(e)	11,000	9,900
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	30,000	27,150
11.00%, 09/15/2025	23,000	18,515
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	2,000	2,040
7.20%, 07/18/2036	10,000	10,675
		267,780

Internet & Direct Marketing Retail–0.09%

Booking Holdings Inc., Sr. Unsec. Conv. Notes, 0.90%, 09/15/2021	25,000	30,675

Internet Software & Services–0.05%

Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(e)	19,000	19,380

Leisure Facilities–0.11%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,113
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(e)	23,000	22,252
		37,365

Leisure Products–0.11%

Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	8,000	6,459
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(e)	29,000	28,362
Sr. Unsec. Notes, 6.20%, 10/01/2040	4,000	3,459
		38,280

Life Sciences Tools & Services–0.02%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(e)	6,000	6,038

Managed Health Care–0.13%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	7,000	6,974
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(e)	10,000	9,550
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	30,000	30,000
		46,524

	Principal Amount	Value

Metal & Glass Containers–0.15%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	$25,000	$25,562
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	23,431
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(e)	5,000	4,713
		53,706

Mortgage REITs–0.36%

Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	126,097

Movies & Entertainment–0.09%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	33,000	32,381

Multi-Utilities–0.13%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	1,000	44,310

Oil & Gas Drilling–0.28%

Ensco PLC, Sr. Unsec. Global Notes, 7.75%, 02/01/2026	27,000	25,819
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	28,000	26,390
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	15,000	14,175
6.50%, 12/15/2021	5,000	5,126
7.75%, 12/15/2023	3,000	3,188
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	25,000	23,187
		97,885

Oil & Gas Equipment & Services–0.16%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	21,000	21,079
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	13,260
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	12,000	9,390
8.25%, 06/15/2023	15,000	14,587
		58,316

Oil & Gas Exploration & Production–1.87%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	39,000	39,780

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(e)	$21,000	$22,733
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(e)	22,000	19,525
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	27,000	27,371
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	39,165
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	13,313
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(e)	29,000	28,855
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	43,000	40,635
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(e)	12,000	11,880
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	29,000	30,776
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	44,000	44,715
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(e)	28,000	28,980
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	6,000	5,903
5.63%, 03/01/2026	7,000	6,711
Sr. Unsec. Notes, 6.88%, 03/01/2021	33,000	35,145
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	18,000	17,010
5.88%, 07/01/2022	33,000	33,413
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	25,000	25,781
6.63%, 10/01/2022	21,000	21,945
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	35,000	35,700
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	19,000	18,525
7.50%, 04/01/2026	14,000	14,560
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	33,000	33,742
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	23,000	23,604
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	41,000	40,795
		660,562

	Principal Amount	Value

Oil & Gas Refining & Marketing–0.08%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(e)	$16,000	$15,880
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(e)	14,000	13,405
		29,285

Oil & Gas Storage & Transportation–0.68%

Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	15,000	16,061
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	56,000	55,160
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	48,000	49,920
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(g)	13,000	12,230
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(e)	3,000	2,924
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	25,000	23,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	18,000	17,820
5.25%, 05/01/2023	17,000	17,170
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(e)	11,000	11,065
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	22,000	22,193
Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	11,253
		239,546

Other Diversified Financial Services–0.11%

Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(e)	19,000	19,095
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(e)	15,000	14,475
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(e)	5,000	5,191
		38,761

Packaged Foods & Meats–0.22%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	8,483
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(e)	18,000	16,875
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(e)	23,000	22,712
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(e)	30,000	30,844
		78,914

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Paper Packaging–0.05%

Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(e)	$17,000	$16,320

Paper Products–0.07%

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	15,000	15,450
7.75%, 12/01/2022	2,000	2,103
Sr. Unsec. Notes, 5.50%, 01/15/2026(e)	6,000	5,895
		23,448

Pharmaceuticals–0.30%
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	15,000	14,293
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	12,000	11,894
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(e)	11,000	10,835
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(e)	35,000	34,816
5.88%, 05/15/2023(e)	5,000	4,769
7.25%, 07/15/2022(e)	30,000	30,531
		107,138

Publishing–0.12%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(e)	43,000	43,537

Railroads–0.07%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(e)	23,000	23,539

Regional Banks–0.13%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	42,787
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	4,000	4,100
		46,887

Restaurants–0.37%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(e)	68,000	64,770
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(e)	24,000	24,060
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,601
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(e)	22,000	20,845

	Principal Amount	Value

Restaurants–(continued)

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(e)	$7,000	$6,598
		129,874

Security & Alarm Services–0.04%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(e)	15,000	13,538

Semiconductor Equipment–0.02%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(e)	8,000	7,710

Semiconductors–0.70%

Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	7,000	7,318
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(e)	200,000	204,460
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.63%, 10/15/2023	25,000	35,200
		246,978

Specialized Consumer Services–0.09%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(e)	18,000	17,482
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	15,938
		33,420

Specialized Finance–0.16%

Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	33,000	33,825
5.50%, 02/15/2022	22,000	22,935
		56,760

Specialized REITs–0.54%

Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	53,000	54,126
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	24,875
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,435
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	6,000	5,932
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(e)	34,000	32,470
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(e)	33,000	31,350

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Specialized REITs–(continued)

SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	$32,000	$30,000
		191,188

Specialty Chemicals–0.21%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	16,100
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(e)	26,000	25,057
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	22,000	22,413
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(e)	11,000	11,619
		75,189

Steel–0.17%

Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	34,000	32,576
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	27,000	27,748
		60,324

Technology Distributors–0.04%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	14,000	13,899

Technology Hardware, Storage & Peripherals–0.28%

Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(e)	6,000	7,294
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(e)	52,000	55,886
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	36,000	35,235
		98,415

Trading Companies & Distributors–0.42%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(e)	27,000	26,224
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	47,000	46,589
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(e)	28,000	30,170
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	28,000	28,455
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	13,000	12,902
5.88%, 09/15/2026	4,000	4,105
		148,445

	Principal Amount	Value

Trucking–0.06%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	$15,000	$14,494
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(e)	8,000	7,430
		21,924

Wireless Telecommunication Services–0.65%

CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(e)	3,000	2,820
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	63,000	65,362
7.63%, 02/15/2025	14,000	14,455
7.88%, 09/15/2023	64,000	67,328
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	75,000	78,469
		228,434
Total Bonds & Notes (Cost $7,822,401)		7,807,872

	Shares

Preferred Stocks–2.16%

Agricultural Products–0.16%

Bunge Ltd., $4.88 Conv. Pfd.	525	56,487

Asset Management & Custody Banks–0.17%

AMG Capital Trust II, $2.58 Conv. Pfd.	1,000	59,603

Diversified Banks–0.82%

Bank of America Corp., Series L, $72.50 Conv. Pfd.	110	139,260
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	120	150,840
		290,100

Health Care Equipment–0.17%

Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.	1,000	58,220

Health Care REITs–0.13%

Welltower Inc., Series I, $3.25 Conv. Pfd.	790	45,788

Industrial Machinery–0.15%

Stanley Black & Decker Inc., Series C, $5.38 Conv. Investment Units	500	53,225

Oil & Gas Exploration & Production–0.29%

Hess Corp., Series A, $4.00 Conv. Pfd.	1,500	102,698

Oil & Gas Storage & Transportation–0.19%

Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	2,000	65,480

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Shares	Value

Regional Banks–0.01%

CIT Group Inc., Series A, 5.80% Pfd.	5,000	$4,981

Specialized REITs–0.07%

Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	25	26,113
Total Preferred Stocks (Cost $761,593)		762,695

Money Market Funds–0.71%

Invesco Government & Agency Portfolio –Institutional Class, 1.64% (j)	88,207	88,207
Invesco Liquid Assets Portfolio –Institutional Class, 1.86% (j)	62,897	62,909
Invesco Treasury Portfolio –Institutional Class, 1.64% (j)	100,809	100,809
Total Money Market Funds (Cost $251,924)		251,925
TOTAL INVESTMENTS IN SECURITIES–99.33% (Cost $35,574,972)		35,125,214
OTHER ASSETS LESS LIABILITIES–0.67%		236,694
NET ASSETS–100.00%		$35,361,908

Investment Abbreviations:

Conv.	—Convertible
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
mo.	—month
Pfd.	—Preferred
PIK	—Pay-in-Kind
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
USD	—U.S. Dollar
Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(d)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of May 31, 2018 represented 30.04% of the Fund’s Net Assets. See Note 3.

(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2018 was $3,170,210, which represented 8.97% of the Fund’s Net Assets.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(g)	Perpetual bond with no specified maturity date.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2018.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2018.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Strategic Real Return Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to

                                 Invesco Strategic Real Return Fund

E.	Futures Contracts – (continued)

liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of May 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended May 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$15,678,172	$—	$15,678,172
Common Stocks	10,624,550	—	—	10,624,550
Bonds & Notes	37,185	7,770,687	—	7,807,872
Preferred Stocks	615,727	146,968	—	762,695
Money Market Funds	251,925	—	—	251,925
Total Investments	$11,529,387	$23,595,827	$—	$35,125,214

                                 Invesco Strategic Real Return Fund

NOTE 3 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the nine months ended May 31, 2018.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 05/31/18	Dividend Income
Invesco Floating Rate – Class R6	$ 8,253,905	$ 2,800,659	$ (461,000)	$ 32,741	$ (1,755)	$ 10,624,550	$ 313,654

                                 Invesco Strategic Real Return Fund

Item 2.	Controls and Procedures.

(a)

As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 30, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 30, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.